As filed with the Securities and Exchange Commission on June 12, 2015

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

TRIPLEPOINT VENTURE GROWTH BDC CORP.

(Exact Name of Registrant as Specified in Charter)

c/o TPVG Advisers LLC

2755 Sand Hill Road, Suite 150, Menlo Park, California 94025

(Address of Principal Executive Offices)

(650) 854-2090

(Registrant’s Telephone Number, Including Area Code)

James P. Labe

Chief Executive Officer and Chairman of the Board

2755 Sand Hill Road, Suite 150, Menlo Park, California 94025

(Name and Address of Agent for Service)

COPIES TO:

Andrew S. Epstein, Esq.

Clifford R. Cone, Esq.

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Tel: (212) 878-8000

Fax: (212) 878-8375

Approximate date of proposed public offering:

As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Stock, $0.01 par value per share(2)(3)	$	$
Preferred Stock, $0.01 par value per share(2)
Subscription Rights(2)
Warrants(4)
Debt Securities(5)
Total	$500,000,000(6)	$58,100

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by TriplePoint Venture Growth BDC Corp. (the “Registrant”) in connection with the sale of the securities registered under this Registration Statement.
(2)	Subject to note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, depositary shares, or subscription rights to purchase shares of the Registrant’s common stock as may be sold, from time to time.
(3)	Includes such indeterminate number of shares of the Registrant’s common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to note 6 below, there is being registered hereunder an indeterminate number of the Registrant’s warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities of the Registrant.
(5)	Subject to note 6 below, there is being registered hereunder an indeterminate number of debt securities of the Registrant as may be sold, from time to time. If any debt securities of the Registrant are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $500,000,000.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $500,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where an offer or sale is not permitted.

PROSPECTUS SUBJECT TO COMPLETION JUNE 12, 2015

$500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

TriplePoint Venture Growth BDC Corp. is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. We also intend to elect to be treated, and intend to qualify annually thereafter, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes, beginning with our taxable year ended December 31, 2014. We were formed to expand the venture growth stage business segment of TriplePoint Capital LLC’s investment platform. We refer to TriplePoint Capital LLC as “TPC” or “TriplePoint Capital.” Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending to venture growth stage companies focused in technology, life sciences and other high growth industries backed by TPC’s select group of leading venture capital investors.

Our investment activities are managed by TPVG Advisers LLC, or our “Adviser,” which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a subsidiary of TPC.

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, subscription rights or debt securities, which we refer to, collectively, as the “securities”. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the net proceeds we receive on a per share basis, before offering expenses, will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may receive net proceeds on a per share basis, before offering expenses, that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the New York Stock Exchange under the symbol “TPVG.” The reported closing price for our common stock on June 11, 2015 was $13.81 per share. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make an offering pursuant to this prospectus.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in an offering made pursuant to this prospectus.

We are an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, as amended, and are subject to reduced public company reporting requirements. See “Regulation—Emerging Growth Company.”

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 24 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” The SEC also maintains a website at http://www.sec.gov that contains such information. This information is also available free of charge by contacting us at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations, or by calling us collect at (650) 854-2090 or on our website at http://www.tpvg.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is                     , 2015

You should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes to the extent required by law.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), we may offer, from time to time, in one or more offerings, up to $500,000,000 of common stock, preferred stock, warrants representing rights to purchase shares of our common stock, subscription rights or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.

ii

PROSPECTUS SUMMARY

This prospectus summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

Except as otherwise indicated in this prospectus, the terms:

•	“we,” “us” and “our” refer to TriplePoint Venture Growth BDC Corp., a Maryland corporation, and its wholly owned subsidiaries;

•	“Adviser” refers to TPVG Advisers LLC, a Delaware limited liability company, our investment adviser and a subsidiary of TPC;

•	“Administrator” refers to TPVG Administrator LLC, a Delaware limited liability company, our administrator and a subsidiary of our Adviser;

•	“TPC” and “TriplePoint Capital” refer to TriplePoint Capital LLC, a Delaware limited liability company; and

•	“Financing Subsidiary” refers to TPVG Variable Funding Company LLC, a Delaware limited liability company and our wholly owned subsidiary.

Overview

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” We also intend to elect to be treated, and intend to qualify annually thereafter, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” for U.S. federal income tax purposes beginning with our taxable year ended December 31, 2014. We are an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, as amended, or the “JOBS Act.” For so long as we remain an emerging growth company under the JOBS Act, we will be subject to reduced public company reporting requirements.

We were formed to expand the venture growth stage business segment of TriplePoint Capital LLC’s investment platform and are the primary vehicle through which TPC focuses its venture growth stage business. Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by TPC’s select group of leading venture capital investors.

We categorize venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. For additional information on how we define each market stage, see “Business—Market Opportunity.” We originate and invest primarily in venture growth stage companies. Companies at the venture growth stage have distinct characteristics differentiating them from venture capital-backed companies at other stages in their development lifecycle. For example, the venture growth stage companies that we target generally have completed development of their primary technology and products, meaningful customer sales, experienced management teams, proprietary intellectual property, significant enterprise values and strong capital bases relative to our investments. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies is enhanced through our Adviser’s focus on originating investments primarily backed by TPC’s select group of leading venture capital investors. We believe these venture capital investors generally (i) have strong brand recognition and track records, respected reputations and experienced professionals; (ii) have superior selection processes and access to quality investment opportunities; (iii) identify and back experienced entrepreneurs with high potential for success; (iv) invest in companies with innovative and proprietary technology that will expand existing or create new market segments; (v) provide specialized knowledge, expertise and assistance in building and growing these companies into industry leading enterprises; (vi) support their companies through continued economic support or by assisting them in raising additional capital from new equity investors; (vii) encourage their companies to opportunistically and prudently utilize debt financing; and (viii) generate strong returns through sales and initial public offerings of the companies in which they invest. In addition, we believe TPC’s select group of leading venture capital investors is able to raise additional funds to invest in new companies which should result in more future debt financing opportunities for us.

We originate and invest primarily in loans that have a secured collateral position and are used by venture growth stage companies to finance their continued expansion and growth, or “growth capital loans,” equipment-secured debt financings, or “equipment financings,” and, on a select basis, revolving loans, collectively “secured loans,” together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. We underwrite our investments seeking an unlevered yield-to-maturity on our growth capital loans and equipment financings generally ranging from 10% to 18% and on our revolving loans generally ranging from 1% above the applicable prime rate to 10%, in each case, with potential for higher returns in the event we are able to exercise warrants and realize gains or sell our related equity investments at a profit. We also generally underwrite our secured loans seeking a loan-to-enterprise value of less than 25%. We make investments that our Adviser’s senior investment team believes have a low probability of loss due to our expertise and the revenue profile, product validation, customer commitments, intellectual property, financial condition and enterprise value of the potential opportunity. We believe these investments provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We believe that the venture growth stage debt market presents a compelling growth channel for us because it has high barriers to entry and is underserved by both traditional lenders and existing debt financing providers to venture capital-backed companies given the brand, reputation and market acceptance, industry relationships, venture lending and leasing expertise, specialized skills, track record, and other factors required to lend to companies backed by leading venture capital investors. Additionally, we believe our investments are distinct compared with the investments made by more traditional lenders because our investments provide us the ability to invest alongside leading venture capital investors in companies focused in technology, life sciences and other high growth industries. We also believe that our investments are distinct compared to the investments made by existing debt financing providers to venture capital-backed companies given our primary focus on venture growth stage companies backed by TPC’s select group of leading venture capital investors.

We commenced investment activities on March 5, 2014. In order to expedite the ramp-up of our investment activities and further our ability to meet our investment objectives, on March 5, 2014, we acquired our initial portfolio. The net consideration paid to acquire our initial portfolio was approximately $121.7 million, which reflected approximately $123.7 million of investments less approximately $2.0 million for the prepaid interest and the fair value of unfunded commitments. We financed the acquisition of our initial portfolio by using a portion of a $200.0 million bridge facility, or the “Bridge Facility,” provided by Deutsche Bank AG, New York Branch, or “Deutsche Bank.” On March 11, 2014, we completed our initial public offering and sold 9,840,655 shares of common stock (including 1,250,000 shares of common stock through the underwriters’ exercise of their overallotment option and the concurrent private placement of 257,332 shares of common stock to our Adviser’s senior investment team and other persons associated with TPC) of our common stock at an offering price of $15.00 per share. We received $141.6 million of net proceeds in connection with the initial public offering and concurrent private placement, net of the portion of underwriting fees and offering costs we paid. We used these net proceeds to pay down all amounts outstanding under the Bridge Facility and terminated the Bridge Facility in conjunction with such repayment. In February 2014, we entered into a $150 million revolving credit facility, as amended, or “the Credit Facility,” which became effective concurrent with the completion of our initial public offering. On August 8, 2014, we amended the Credit Facility to increase the total commitments by $50 million to

$200 million in aggregate. Borrowings under the Credit Facility bear interest at the sum of (i) the commercial paper rate for certain specified lenders and 30-day LIBOR for other lenders or, if LIBOR is unavailable, the higher of Deutsche Bank’s commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin of 3.5% during the Credit Facility’s revolving period. The revolving period under the Credit Facility expires in 2016. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Credit Facility.” On April 1, 2015, we completed a follow-on public offering of 6,500,000 shares of our common stock and received net proceeds of approximately $93.7 million after offering costs.

TriplePoint Capital

TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. TPC is located on Sand Hill Road in Silicon Valley and has a primary focus in technology, life sciences and other high growth industries. TPC’s portfolio of venture capital-backed companies included and/or includes widely recognized and industry-leading companies, including, among others, Facebook, YouTube, Bloom Energy, Chegg, Etsy, Gilt Groupe, Oncomed, One Kings Lane, Proteolix, Ring Central, Ruckus Wireless, Segway, Shazam, Splunk, Square, Varonis and Workday. For information regarding TPC, see “Business—TriplePoint Capital, Senior Investment Team, Adviser and Administrator—TriplePoint Capital.”

TPC utilizes a unique, relationship-based lending strategy which primarily targets companies funded by a select group of leading venture capital investors. TPC refers to this approach as the “TriplePoint Lifespan Approach.” Key elements of the TriplePoint Lifespan Approach include:

•	establishing debt financing relationships with select venture capital-backed companies across all five lifecycle stages of development;

•

working with TPC’s select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms;

•

developing debt financing relationships as early as possible in a venture capital-backed company’s lifecycle in order to have a real-time understanding of the company’s capital needs and be in a strategic position to evaluate and capitalize on additional investment opportunities as the company matures;

•	diligently monitoring the progress and ongoing creditworthiness of a borrower; and

•	serving as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service.

In February 2014, our Adviser entered into a staffing agreement with TPC, or the “Staffing Agreement,” under which TPC makes its investment and portfolio management and monitoring teams available to our Adviser.

Senior Investment Team

Our Adviser’s senior investment team is led by TPC’s co-founders, James P. Labe and Sajal K. Srivastava, who are highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle, and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner over the long-term. Our Adviser’s co-founders have worked together for more than 15 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser’s senior investment team has an average of more than 15 years of relevant experience and an extensive network of industry contacts and venture capital relationships. See “Business—TriplePoint Capital, Senior Investment Team, Adviser and Administrator—Senior Investment Team.”

Our Adviser

Our investment activities are managed by our Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the “Advisers Act,” and is a subsidiary of TPC. Our Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and diligencing our investments and monitoring our investment portfolio on an ongoing basis. Our Adviser was organized in August 2013 and, pursuant to an investment advisory agreement, in February 2014, we entered into with our Adviser, or the “Investment Advisory Agreement,” we pay our Adviser a base management fee and an incentive fee for its services. For information regarding our Adviser, see “Fees and Expenses,” “Management Agreements—Investment Advisory Agreement” and “Related Party Transactions and Certain Relationships—Investment Advisory Agreement.”

Our Administrator

Our administrative functions are provided by our Administrator. Our Administrator is responsible for furnishing us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. In February 2014, we entered into an administration agreement with our Administrator, or the “Administration Agreement,” under which we pay our Administrator an amount equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance and financial reporting functions. For information regarding our Administrator, see “Fees and Expenses,” “Management Agreements—Administration Agreement” and “Related Party Transactions and Certain Relationships—Administration Agreement.”

Our Structure

The following chart illustrates our ownership structure and relationship with TPC, our Adviser and our Administrator as of March 31, 2015:

Our Portfolio

The following table shows certain information regarding the secured loans, equity and warrant investments in our portfolio as of March 31, 2015 (dollars in thousands):

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date	Percentage of Class Held(1)
Debt Investments
AirStrip Technologies, Inc. 3303 Oakwell Court San Antonio TX 78218	Medical Software and Information Services	Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	4,029	4,278	4,296	10/31/2016	—
		Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	5,000	5,163	5,183	3/31/2017	—
		Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	4,698	4,803	4,817	7/31/2017	—

AirStrip Technologies, Inc. Total			13,727	14,244	14,296

Birst, Inc. 45 Fremont Street 18th Floor San Francisco CA 94105	Business Applications Software	Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	10,000	9,894	9,900	11/30/2017	—
Cambridge Broadband Network Limited(1)(3) Byron House Cambridge Business Park Cowley Road Cambridge CB4 0WZ GBR	Wireless Communications Equipment	Growth Capital Loan (11.50% interest rate, 9.50% EOT payment)	6,000	5,992	6,011	9/30/2017	—

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date	Percentage of Class Held(1)
Coraid, Inc.(2)(5) 225 Shoreline Drive Redwood City CA 94065	Data Storage	Growth Capital Loan (10.00% interest rate, 6.00% EOT payment)	4,585	4,684	3,482	12/31/2016	—
		Growth Capital Loan (10.00% interest rate, 6.00% EOT payment)	9,928	9,870	7,504	6/30/2017	—

Coraid, Inc. Total			14,513	14,554	10,986

EndoChoice, Inc. 11810 Wills Road Alpharetta GA 30009	Medical Device and Equipment	Growth Capital Loan (11.75% interest rate, 8.00% EOT payment)	10,000	10,142	10,096	2/28/2018	—
		Growth Capital Loan (11.75% interest rate, 8.00% EOT payment)	10,000	10,095	10,096	2/28/2018	—
		Growth Capital Loan (11.75% interest rate, 8.00% EOT payment)	10,000	10,060	10,096	2/28/2018	—

EndoChoice, Inc. Total			30,000	30,297	30,288

(1)	Percentage of class held refers only to equity held, if any.

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date	Percentage of Class Held(1)
Harvest Power, Inc. 221 Crescent Street, Waltham MA 02453	Biofuels/Biomass	Growth Capital Loan (12.00% interest rate, 9.00% EOT payment)	20,000	20,767	20,678	11/30/2016	—
Hayneedle, Inc. 9394 West Dodge Road Suite 300 Omaha NE 98114	E-Commerce—Household Goods	Growth Capital Loan (12.50% interest rate, 12.00% EOT payment)	$15,000	$15,263	$15,255	8/31/2017	—
		Growth Capital Loan (12.75% interest rate, 16.00% EOT payment)	5,000	5,137	5,156	12/31/2017	—

Hayneedle, Inc. Total			20,000	20,400	20,411

HouseTrip Limited(1)(3) 5th & 6th Floor, Corinthian House 279 Tottenham Court Road London W1T 7RJ GBR	Travel and Arrangement / Tourism	Growth Capital Loan (10.00% interest rate, 5.00% EOT payment)	8,469	8,551	8,574	11/30/2016	—
Lattice Engines, Inc. 1825 South Grant Avenue Suite 510 San Mateo CA 94402	Business Applications Software	Growth Capital Loan (8.50% interest rate, 8.00% EOT payment)	3,970	4,182	4,197	12/31/2016	—
		Growth Capital Loan (8.50% interest rate, 8.00% EOT payment)	2,245	2,310	2,320	3/31/2017	—
		Growth Capital Loan (9.50% interest rate, 8.00% EOT payment)	2,500	2,514	2,518	9/30/2017	—

Lattice Engines, Inc. Total			8,715	9,006	9,035

Mind Candy Limited(1)(3) Floor 4, 15 Bonhill Street London EC2A 4DN GBR	Entertainment	Growth Capital Loan (12.00% interest rate, 9.50% EOT payment)	10,000	9,906	9,936	6/30/2017	—

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date	Percentage of Class Held(1)
ModCloth, Inc. 115 Sansome Street San Francisco CA 94104	E-Commerce—Clothing and Accessories	Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	844	906	910	6/30/2016	—
		Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	1,792	1,910	1,917	7/31/2016	—
		Growth Capital Loan (12.00% interest rate, 10.50% EOT payment)	2,000	2,064	2,065	8/31/2017	—
		Growth Capital Loan (12.00% interest rate, 11.00% EOT payment)	5,000	5,130	5,127	11/30/2017	—
		Growth Capital Loan (12.00% interest rate, 11.50% EOT payment)	5,000	5,083	5,070	2/28/2018	—
		Growth Capital Loan (12.00% interest rate, 7.50% EOT payment)	4,563	4,554	4,563	6/30/2017	—
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	709	740	720	8/31/2016	—
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	261	271	264	10/31/2016	—
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	155	155	156	3/31/2017	—
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	20	20	20	6/30/2017	—
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	13	13	13	7/31/2017	—

ModCloth, Inc. Total			20,357	20,846	20,825

SimpliVity Corporation 8 Technology Dr Westborough MA 01581	Database Software	Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	7,000	6,901	6,980	6/30/2018	—
		Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	3,000	2,936	2,970	10/31/2018	—
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	7,000	6,835	6,944	10/31/2018	—
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)(2)	3,000	2,915	2,965	12/31/2018	—
		Growth Capital Loan (12.75% interest rate, 9.50% EOT payment)	10,000	9,666	9,737	1/31/2019	—

SimpliVity Corporation Total			30,000	29,253	29,596

TechMediaNetwork, Inc. 2425 Lincoln Ave Ogden UT 84401	General Media and Content	Growth Capital Loan (9.25% interest rate, 8.00% EOT payment)	2,045	2,113	2,121	3/31/2017	—

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date	Percentage of Class Held(1)
		Growth Capital Loan (9.25% interest rate, 8.00% EOT payment)	2,500	2,516	2,523	9/30/2017	—

TechMediaNetwork, Inc. Total			4,545	4,629	4,644

Thrillist Media Group, Inc. 568 Broadway St. Suite 506 New York NY 10012	General Media and Content	Growth Capital Loan (Prime + 8.50% interest rate, 9.00% EOT payment)	5,000	4,694	4,708	9/30/2017	—
		Growth Capital Loan (Prime + 8.50% interest rate, 9.00% EOT payment)	5,000	4,635	4,640	12/31/2017	—

Thrillist MediaGroup, Inc. Total			10,000	9,329	9,248

Virtual Instruments Corporation C/O Intertrust Corporate Services (Cayman) Limited 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	Network Systems Management Software	Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000	5,166	5,191	12/31/2016	—
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000	5,146	5,169	1/31/2017	—
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000	5,127	5,149	2/28/2017	—

Virtual Instruments Corporation Total			15,000	15,439	15,509

Xirrus, Inc. 2101 Corporate Center Drive Thousand Oaks CA 91320	Wireless Communications Equipment	Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	1,956	2,110	2,128	6/30/2016	—
		Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	3,649	3,862	3,895	12/31/2016	—
		Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	4,112	4,204	4,264	3/31/2017	—
		Growth Capital Loan (Prime + 8.25% interest rate, 8.50% EOT payment)(2)	10,000	9,805	9,819	12/31/2017	—

Xirrus, Inc. Total			19,717	19,981	20,106

Total Debt Investments			$241,043	$243,088	$240,143

Venture Growth Stage Company	Industry	Type of Warrant	Shares	Cost	Fair Value
Warrants
Aerohive Networks, Inc.	Wireless Communications Equipment	Common Stock	33,993	$153	$4
AirStrip Technologies, Inc.	Medical Software and Information Services	Preferred Stock	31,063	112	95
Birchbox, Inc.(2)	E-Commerce—Personal Goods	Preferred Stock	49,829	566	1,487
Birst, Inc.	Business Applications Software	Preferred Stock	428,491	129	600

Venture Growth Stage Company	Industry	Type of Warrant	Shares	Cost	Fair Value
Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Preferred Shares	33,000	$95	$95
CipherCloud, Inc.(2)	Business Applications Software	Preferred Stock	58,746	36	36
ECPM Holdings, LLC	Medical Device and Equipment	Class A Units	1,568,382	224	486
Harvest Power, Inc.	Biofuels/Biomass	Common Stock	350	77	*
Hayneedle, Inc.	E-Commerce—Household Goods	Common Stock	400,000	468	375
HouseTrip SA(1)(3)	Travel and Arrangement / Tourism	Preferred Share	212,804	93	60
InMobi Pte Ltd.(1)(2)(3)	Advertising / Marketing	Ordinary Shares	48,500	35	106
Inspirato, LLC(2)	Travel and Leisure	Preferred Units	1,994	37	43
Lattice Engines, Inc.	Business Applications Software	Preferred Stock	255,913	48	51
Medallia, Inc.(2)	Business Applications Software	Preferred Stock	55,814	11	11
Mind Candy, Inc.(1)(3)	Entertainment	Preferred Stock	287,187	751	732
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Common Stock	419,620	546	421
Nutanix, Inc.(2)	Database Software	Preferred Stock	45,000	77	290
One Kings Lane, Inc.(2)	E-Commerce—Household Goods	Preferred Stock	13,635	29	29
Shazam Entertainment Limited(1)(2)(3)	MultiMedia / Streaming Software	Ordinary Share	2,669,479	134	166
SimpliVity Corporation	Database Software	Preferred Stock	655,639	775	1,351
TechMediaNetwork, Inc.	General Media and Content	Preferred Stock	72,234	31	31
Thrillist Media Group, Inc.	General Media and Content	Common Stock	283,401	712	712
Virtual Instruments Corporation	Network Systems Management Software	Preference Shares	694,788	612	593
Xirrus, Inc.	Wireless Communications Equipment	Preferred Stock	3,820,887	532	476

Total Warrants				$6,282	$8,250

*:	Less than $0.5.

Venture Growth Stage Company	Industry	Type of Equity	Shares	Cost	Fair Value
Equity Investments(2)
BirchBox, Inc	E-Commerce—Personal Goods	Preferred Stock	2,839	$250	$250
Birst, Inc	Business Applications Software	Preferred Stock	42,801	250	250
Inspirato, LLC(1)(4)	Travel and Leisure	Preferred Units	1,948	250	250
MongoDB, Inc.	Software Development Tools	Common Stock	74,742	1,000	1,000
Nutanix, Inc.	Database Software	Preferred Stock	137,202	1,000	1,571

Total Equity Investments				$2,750	$3,321

Total Investments in Portfolio Companies				$252,120	$251,714

Notes applicable to the investments presented in the foregoing table:

Unless otherwise noted, all of the investments in the foregoing table are in entities that are domiciled in the United States and/or have a principal place of business in the United States.

No investment represents a 5% or greater interest in any outstanding class of voting security of the portfolio company.

As of March 31, 2015 and December 31, 2014, unless otherwise noted, certain of our debt investments and certain of our warrants, with an aggregate fair value of approximately $235.2 million and $239.8 million, respectively, were pledged for borrowings under our revolving credit facility.

Notes applicable to the debt investments presented in the foregoing table:

Interest rate is the annual interest rate on the debt investment and does not include any original issue discount, end-of-term, or “EOT”, payment, payment-in-kind interest, or any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. No debt investments have any payment-in-kind interest provisions.

The EOT payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. The EOT payment is amortized and recognized as non-cash income over the loan or lease prior to its payment.

Notes applicable to the equipment financings presented in the foregoing table:

At the end of the term of certain equipment financings, the lessee has the option to purchase the underlying assets at fair market value in certain cases subject to a cap, return the equipment or continue to finance the assets. The fair market values for these financings have been estimated as a percentage of original cost for purposes of the EOT payment value.

Notes applicable to the warrants presented in the foregoing table:

Warrants are associated with funded debt instruments as well as certain commitments to provide future funding.

Specific notes applicable to specific investments in the foregoing table:

(1)	Investment is a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended, or the “1940 Act”. As of March 31, 2015, non-qualifying assets as a percentage of total assets were 7.4%.

(2)	As of March 31, 2015, these debt investments, warrants, equity investments and short-term investments were not pledged as collateral as part of our revolving credit facility.

(3)	Entity is not domiciled in the United States and does not have its principal place of business in the United States.

(4)	Investment is owned by TPVG Investment LLC, a wholly owned taxable subsidiary of us.

(5)	In March 2015, we accelerated the outstanding obligations owed by Coraid Inc., and this obligor entered into a foreclosure agreement that provided for Intermodal Data, Inc. to purchase certain assets and assume the outstanding obligations owed to us.

Our Unfunded Commitments

As of March 31, 2015 and December 31, 2014, our unfunded commitments to nine and eleven portfolio companies, respectively, totaled $153.5 million and $211.0 million, respectively. As of March 31, 2015, $28.0 million of the unfunded commitments were dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. Our unfunded commitments as of March 31, 2015 included $86.0 million that will expire during 2015 and $67.5 million that will expire during 2016 if not drawn prior to expiration. Our unfunded commitments included $143.5 million with technology-related companies and $10.0 million with non-technology related companies, of which $148.5 million represent commitments for growth capital loans and $5.0 million for revolving loans. Our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for us.

The Staff of the Division of Investment Management has recently informed us that it views our unfunded commitments as senior securities under the 1940 Act. Although we do not agree with the Staff’s position, we intend to comply with the Staff’s position by either maintaining 200% asset coverage or otherwise segregating or setting aside liquid assets or engaging in other SEC or staff approved measures to “cover” our unfunded commitments in an amount required to comply with the 1940 Act. As required by the 1940 Act, the Credit Facility also has a requirement that we maintain a 200% asset coverage ratio. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Credit Facility.”

Recent Developments

Dividends

On May 6, 2015, the Board announced a $0.36 per share dividend, payable on June 16, 2015, to stockholders of record on May 29, 2015.

Recent Portfolio Activity

On April 15, 2015, Intermodal Data, Inc. acquired certain assets and assumed the outstanding obligations owed to us by Coraid, Inc. and entered into a new loan agreement with us for the amounts owed.

From April 1, 2015, through May 5, 2015, we closed $25.0 million in new debt commitments. TPC’s direct origination platform entered into $23.0 million of additional non-binding signed term sheets with venture growth stage companies, subject to due diligence, definitive documentation and investment committee approval, as well as compliance with TPC’s allocation policy.

Investment Strategy

Overview

Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation. We pursue our investment objective by relying on a core investment philosophy described as the “Four Rs.” The Four Rs stand for:

•	Relationships—We seek to develop and maintain deep, longstanding and mutually beneficial relationships with TPC’s select group of leading venture capital investors, borrowers and entrepreneurs.

•

Reputation—We seek to preserve and extend the strong reputation of TPC’s brand and franchise as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service when interacting with venture capital investors, borrowers and entrepreneurs and when originating, structuring, underwriting and monitoring our investments.

•

References—We seek to make every venture capital investor, borrower and entrepreneur with whom we work a reference so that they not only work with us again but encourage others to work with us also. We believe that receiving referrals from TPC’s select group of leading venture capital investors, borrowers and entrepreneurs is a critical part of our investment origination process and differentiates us from other lenders.

•

Returns—We believe that by focusing on relationships, reputation and references, in addition to utilizing our specialized and established credit and monitoring process, we will generate attractive risk-adjusted returns over the long-term.

We believe that our relationship-based approach to investing, which leverages our Adviser’s senior investment team’s expertise in developing strong relationships with venture capital investors and venture capital-backed companies, understanding the capital needs of a venture growth stage company, and structuring and customizing attractive financing solutions to meet the financing needs throughout a company’s growth stage, enables us to identify, attract and proactively capitalize on venture growth stage companies’ debt needs as they grow and become successful enterprises.

Target Venture Growth Stage Companies

We primarily target investment opportunities in venture growth stage companies backed by venture capital investors. However, having backing from a venture capital investor does not guarantee financing from us. Prospective borrowers must further qualify based on our Adviser’s rigorous and established investment selection and underwriting criteria and generally have many of the following characteristics:

•

financing from a member of TPC’s select group of leading venture capital investors with whom TPC has an established history of providing secured loans alongside equity investments made by these venture capital investors;

•	focused in technology, life sciences or other high growth industries and targeting an industry segment with a large and/or growing market opportunity;

•	completion of their primary technology and product development;

•

meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year or on an annualized run rate at least $20 million in revenues and a strong outlook for continued and/or potentially rapid revenue growth;

•	a leadership position in its market (or the potential to establish a leadership position) with potential and/or defensible barriers to entry;

•	an experienced and relatively complete senior management team with a successful track record;

•

support from existing venture capital investors in the form of meaningful invested equity capital relative to our investment amount and/or reserved capital or willingness to invest additional capital as needed;

•	strong likelihood of raising additional equity capital or achieving an exit in the form of an initial public offering or sale based on our determination;

•	differentiated products, unique technology, proprietary intellectual property, and/or positive clinical results that may have intrinsic value on a stand-alone and/or liquidation basis;

•

meaningful enterprise value relative to the size of our investment as indicated by a recent equity round valuation or as determined by a third-party with, in our Adviser’s senior investment team’s opinion, the potential for upside;

•

a balanced current financial condition typically with 12 months or more of operating cash runway based on its projected cash burn and/or a path to profitability typically over a three to five year period from the date of our investment; and

•	upcoming strategic and potential enterprise valuation-accreting business milestones that our investment can help provide operating cash runway for the company to achieve.

For many venture capital-backed companies, we believe that the venture growth stage is generally the point in their lifecycle at which they begin operational and financial preparations for a liquidity event, such as an initial public offering or private sale. For detailed information regarding the characteristics of venture growth stage companies we target, see “Business—Market Opportunity—Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies.” We believe these investments provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We invest opportunistically in venture capital-backed companies at other lifecycle stages of development when our Adviser’s senior investment team believes that they present an attractive investment opportunity for us, subject to our compliance with applicable requirements under the 1940 Act.

We believe that the profiles of the venture growth stage companies that we target mitigate our risk because we expect these companies typically have several options to repay our debt financing through:

•

cash flow either from achieving the strong and rapid revenue and profitability plans targeted at the time of our underwriting or in a downside risk scenario from reducing growth and associated operating expenses;

•

receiving additional cash from new equity investors based on the progress and development made by the company and their outlook for growth or in a downside risk scenario from existing equity investors to avoid them from otherwise losing all of their invested capital given our ability to foreclose on our collateral;

•

receiving acquisition offers from strategic or other financial investors or undertaking an initial public offering, given their large and growing market opportunities, the stage of development of their underlying technology and products and their financial profile; or

•	in a worst case scenario, liquidating underlying assets including any proceeds from the sale of equipment, inventory, accounts receivable and/or intellectual property.

Invest with TriplePoint Capital’s Select Group of Leading Venture Capital Investors

We generally expect to (i) benefit from the relationships developed by TPC as part of its TriplePoint Lifespan Approach and (ii) target investment opportunities backed by a select group of leading venture capital investors with whom our Adviser’s senior investment team has an established history of providing secured loans alongside equity investments made by these venture capital investors. We believe these well-recognized firms have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon their strong reputations and track records, specialized knowledge and experienced investment professionals. As a result of this strategy, we focus and narrow our investment sourcing efforts to those investment opportunities backed by these leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We believe these relationships serve as an important source of investment opportunity referrals for us. We work with our select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property, potential for meaningful warrant and/or equity returns and sufficient cash reserves to complement a potential debt financing opportunity. These leading firms manage over $110 billion of capital and continue to raise additional funds to meet the growing investment opportunities for venture capital-backed companies. Since January 1, 2009 through December 31, 2014 these leading firms have made over 4,500 venture capital investments, according to data provided to us by Dow Jones VentureSource.

Focus in Technology, Life Sciences and other High Growth Industries

We generally target technology, life sciences and other high growth industries and further specialize in subsectors within each of these industries including:

•

Technology—areas of focus include: big data, cloud computing, communications, consumer, data storage, electronics, energy efficiency, hardware, information services, internet and media, networking, semiconductors, software, software as a service, wireless communications and other technology related subsectors;

•

Life Sciences—areas of focus include: biotechnology, diagnostic testing and bioinformatics, drug delivery, drug discovery, healthcare information systems, healthcare services, medical, surgical and therapeutic devices, pharmaceuticals and other life science related subsectors; and

•	Other High Growth Industries—areas of focus vary depending upon our Adviser’s investment strategy.

Our Adviser seeks to invest in those subsectors where our Adviser sees opportunities for innovation, globalization, demand and other drivers of change create significant business opportunities for venture growth stage companies with cutting edge technology, differentiated value propositions and sustainable competitive advantages. As a result, we believe that companies in these subsectors are more likely to attract significant investment from venture capital investors, private equity firms or strategic partners and are a more attractive candidate for a liquidity event than a company in a non-high growth industry.

Offer Creative Financing Solutions with Attractive Risk-Adjusted Pricing

Debt financings for venture growth stage companies are extremely diverse with use of proceeds, repayment structures and value propositions varying considerably among different company types. Our debt financings are customized based on a host of factors, including our review, assessment and analysis of each company’s management team, business outlook, underlying technology, support from its venture capital investors, products or services, current and future financial profile, intended use of our proceeds and anticipated payback structure, timing of a liquidity event and return potential. The diversity of debt financing possibilities requires prospective lenders to demonstrate a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization, willingness to provide customized products and flexibility. We believe the members of our Adviser’s senior investment team are uniquely situated given their extensive industry background, track record, knowledge and lending experience in the technology, life sciences and other high growth industries, as well as venture capital, private equity and credit, to analyze, structure and underwrite such debt financings. We believe that we have the ability to appropriately price the investment opportunities we originate based upon the debt structures we employ and the individual risk profiles of our borrowers to generate attractive risk-adjusted returns for us and our stockholders.

Generate Equity Upside over Time through Warrant and Equity Investments

In connection with our secured loans, we generally receive warrants to acquire preferred or common stock in a venture growth stage company with an exercise price typically equal to the same price per share paid by the company’s venture capital investors in its last round of equity financing or a recent valuation of the venture growth stage company as determined by a third-party. Our warrant coverage generally ranges from 2% to 10% of the committed loan amount. The warrants we obtain typically include a “cashless exercise” provision to allow us to exercise these rights without any additional cash investment. We also generally receive the opportunity to invest equity directly in our venture growth stage companies. We believe that making equity investments and receiving warrants in venture growth stage companies with exit events on the horizon, such as an initial public offering or private sale, increases the likelihood of equity appreciation and enhanced investment returns. As a venture growth stage company’s enterprise value changes we expect to recognize unrealized gains or losses from the fair value changes in our warrants and equity investments and in conjunction with either a sale of the company or in connection with or following an initial public offering, we expect to achieve additional investment returns and realized gains from the exercise of these warrants and the sale of the underlying stock.

Utilize a Disciplined Investment Process

Our Adviser’s senior investment team leverages the more than 25 years of experience and expertise of Mr. Labe, one of TPC’s co-founders, and the track record developed by Messrs. Labe and Srivastava at TPC since its inception for reviewing prospective borrowers and potential financings, structuring those financings and subsequently monitoring those that are pursued and made, through which our Adviser’s senior investment team has succeeded in making profitable investments and minimizing credit losses. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies are enhanced through our Adviser’s focus on originating investments primarily backed by TPC’s select group of leading venture capital investors and having an understanding of their outlook and/or support of our prospective and existing borrowers.

Employ Active Portfolio Management Processes

Our Adviser utilizes an extensive internal credit tracking and monitoring approach to regularly follow a venture growth stage company’s actual financial performance and achievement of business-related milestones to ensure that the internal risk rating assigned to each venture growth stage company investment is appropriate. This process has been refined and validated by Messrs. Labe and Srivastava, TPC’s co-founders, and the track record developed by TPC since its inception and is based, in part, on its expertise, familiarity and deep understanding of the risk associated with investing in various stages of a venture capital-backed company’s lifespan. The analysis focuses on both quantitative metrics, such as cash balance and cash burn, and our Adviser’s qualitative assessment in various areas, such as the outlook for the borrower’s industry segment, progress of product development, overall adherence to the business plan, financial condition, future growth potential and ability to raise additional equity capital. Our Adviser maintains dialogue and contact with our borrowers’ management teams to discuss, among other topics, business progress, cash flow, financial condition and capital structure issues. Our Adviser also typically engages in dialogue with the venture capital investors in our borrowers to understand and assess the company’s progress and development and the venture capital investor’s outlook and/or level of support for our borrower and in conjunction with the Four Rs, our core investment philosophy, determines the appropriate course of action for borrowers on our Credit Watch List.

Market Opportunity

We believe that the current and near-term market environment is favorable for us to continue to pursue an investment strategy focused primarily in venture growth stage companies in technology, life sciences and other high growth industries, with a primary focus on companies that have received investment capital from TPC’s select group of leading venture capital investors. We and TPC have an established history of investing in companies in which these leading venture capital investors have previously invested.

Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies. We categorize venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. For additional information on how we define each market stage, see “Business—Market Opportunity.”

Attractive Financing Source for Venture Growth Stage Companies and Their Venture Capital Investors. By using debt financing, a venture growth stage company can (i) diversify its funding sources; (ii) augment its existing capital base and operating capital; (iii) scale its business operations and accelerate growth; (iv) fund administrative expenses ahead of anticipated corresponding revenue; (v) expand its product offerings through internal development or acquisitions; (vi) lower the upfront costs of capital expenditures; (vii) build and/or expand its leadership positions within its markets; (viii) accelerate and/or smooth out the timing of cash collections; and (ix) delay and/or postpone the need for its next round of equity financing, in each case, extending its cash available to fund operations without incurring substantial equity dilution for its existing venture capital investors and management team during a critical time in its lifecycle when it is attempting to meaningfully build enterprise value.

Large and Growing Market for Debt Financing to Venture Capital-Backed Companies. Historically, venture capital-backed companies, including venture growth stage companies, have used a combination of equity and debt financing to keep their overall cost of capital low and to increase capital availability. Venture lending and leasing is a large and growing market driven primarily by venture capital investment activity. According to the National Venture Capital Association, from January 1, 2009 through December 31, 2014, U.S. venture capital firms raised nearly $116 billion. During the same time period, U.S. Venture capital firms invested more than $180 billion of capital, which provides significant debt financing opportunities for us.

Venture Capital Support Helps to Reduce Downside Risk. In many cases, venture capital-backed companies raise debt in conjunction with, or immediately after, a substantial venture capital investment in the company. This equity investment supports the secured loan by providing a source of cash to help service the company’s debt obligations in addition to potential cash flow from revenues. In addition, because the loan ranks senior in priority of payment to the equity investment, the company must repay that loan before the venture capital investor realizes a return on its equity investment. If the company subsequently becomes distressed, its venture capital investor will likely have an incentive to assist it in avoiding a payment default, which could lead to foreclosure on the secured assets.

Longer Timing from Initial Investment to Exit Through an Initial Public Offering or Private Sale. As initial public offering and private sale activity continues to rebound from the recession lows, venture capital-backed companies continue to raise more capital across their lifecycles. In the current market environment, we believe that successful venture growth stage candidates for initial public offerings and private sale exits increasingly require more time to achieve revenue targets, product validation and profitability. These longer timeframes put additional strain on venture capital-backed company balance sheets, leading to the need for additional financing in order to meet the desired exit opportunity criteria. For example, according to the National Venture Capital Association’s 2013 Yearbook, in 1998, the average age of a U.S. venture capital-backed company prior to its initial public offering was approximately three years; that number has steadily increased to eight years in 2012, thus increasing the need for additional funding. We expect venture growth stage companies and their venture capital investors will continue to consider debt financing as an attractive source of capital because it augments the capital provided by venture capital investors. Additionally, we believe debt financing provides both venture growth stage companies and their venture capital investors with opportunities to diversify their capital sources, supports a higher valuation through internal growth and provides capital needed to grow during an extended period prior to a liquidity event.

Highly Fragmented, Underserved Market with High Barriers to Entry. The market for debt financing for venture growth stage companies is less developed given the nontraditional financial profile of borrowers, the nature of their collateral and their unique cash flow characteristics. Debt financing for venture growth stage companies is particularly heterogeneous—the types, structures and sizes of debt financings often vary significantly depending on a particular company’s industry and its current or near-term level of development. The availability of debt financing for venture capital-backed companies is further limited by factors such as the brand, reputation and market acceptance, industry relationships, track record, and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies.

Competitive Strengths

Experienced Senior Investment Team

Our Adviser’s senior investment team is highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle and has developed long-standing relationships with, and has an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Our Adviser’s co-founders have worked together for more than 15 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser’s senior investment team has an average of more than 15 years of relevant experience and an extensive network of industry contacts and venture capital relationships. James P. Labe, our Chief Executive Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. In addition, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he structured, negotiated and managed over $200 million of transactions and also managed the diligence and credit analysis team and has led and overseen TPC’s investment analysis, account servicing, portfolio monitoring, legal and finance groups since its inception.

Established Platform with Strong Direct Origination Capabilities

TPC is a widely recognized leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan, including venture growth stage companies. We were organized by TPC to expand its investment platform and serve as its publicly traded vehicle primarily focused in the venture growth stage of a venture capital-backed company’s lifecycle in order to serve the large and growing needs of these companies given their unique risk-return profile. We generally expect to benefit from the relationships developed by TPC as part of its TriplePoint Lifespan Approach and typically source investment opportunities with TPC’s select group of leading venture capital investors or directly from prospective venture growth stage companies who are seeking debt financing and are attracted by TPC’s reputation and extensive track record in the venture growth stage debt market. Additional origination sources for our Adviser include its senior investment team’s extensive network of individuals associated with current and former venture growth stage companies, financial advisers, commercial and investment banks, accounting firms and law firms.

Brand Name Reputation with a Long-Term Investment Outlook

We benefit from the brand name reputation, established track record, significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment and other monitoring capabilities of our Adviser’s senior investment team. We believe that the Four Rs, TPC’s core investment philosophy, enables us to continue to grow our brand name reputation and differentiate us from our competitors as it is reflective of our long-term approach to our business. By taking a long-term approach to our business, we are highly selective in the transactions we pursue, work with proven and successful venture capital investors, take a disciplined and thorough approach to analyzing, structuring and underwriting our investment opportunities such that they are mutually beneficial to us and our customers, and proactively monitor our investments. We believe that existing customers, prospective customers and venture capital investors appreciate and value our reputation and our long-term outlook when selecting a debt financing partner resulting in beneficial deal flow and potential for better long-term investment returns, while further enhancing our brand, relationships and competitive differentiation.

Differentiated Focus

We believe there are a limited number of lenders that focus on providing debt financing to venture growth stage companies due to the brand, reputation and market acceptance, industry relationships, track record and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies. Additionally, many existing debt providers to venture capital-backed companies target specific high growth industry segments, such as life sciences, instead of our general high growth industry approach, while others target specific stages of development, such as lending to companies that are in the seed, early or later stages of development rather than companies in the venture growth stage. In addition, we believe that most existing non-traditional debt providers do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with significantly higher equity upside through warrants than would be possible in the venture growth stage lending market. We believe that our focus primarily on venture growth stage companies enables us to generate current income with a lower risk of loss, along with the potential for equity-related gains, due to the revenue profile, product validation, customer traction, intellectual property, enterprise value, financial condition and equity capital base of the companies we target.

Strong Relationship-Based Approach with Leading Venture Capital Investors

Our Adviser utilizes a relationship-based lending strategy which primarily targets investment opportunities backed by TPC’s select group of leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego,

Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We believe these investors have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon strong reputations, specialized knowledge and experienced investment professionals. We believe TPC’s select group of leading venture capital investors is able to raise additional funds to invest in new companies which drive greater additional future debt financing opportunities for us. Our Adviser’s senior investment team, with an established history as a creative, flexible and dependable financing partner, works with venture capital investors to (i) identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms and (ii) diligently monitor the progress and creditworthiness of our borrowers as well as have an understanding of their support of our borrowers.

Summary Risk Factors

An investment in our securities is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see “Risk Factors” beginning on page 24 of this prospectus to read about factors you should consider before deciding to invest in our securities. For additional information regarding conflicts of interest that may arise out of the investment advisory activities of TPC and our Adviser, also see “Related Party Transactions and Certain Relationships—Policies and Procedures for Managing Conflicts; Co-investment Opportunities.”

•	We may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

•

We are dependent upon our executive officers and our Adviser’s senior investment team and members of its Investment Committee, in particular, Messrs. Labe and Srivastava, for our success and upon our Adviser’s access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed.

•

Our business model depends, in part, upon TPC’s relationships with a select group of leading venture capital investors. Any inability of TPC to maintain or develop these relationships, or the failure of these relationships to result in referrals of investment opportunities for us, could materially and adversely affect our business.

•

Our ability to enter into transactions with our affiliates and to make investments in venture growth stage companies along with our affiliates is restricted by the 1940 Act which may limit the scope of investment opportunities available to us.

•	We will be subject to corporate-level income tax and may default under the Credit Facility if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

•	We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

•

Because we use debt to finance certain of our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net income. In addition, if the Credit Facility were to become unavailable, it could have a materially adverse effect on our business, financial condition and results of operations.

•	Adverse developments in the credit markets may impair our ability to enter into any other future borrowing facility.

•	If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

•

Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.

•	Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

•	Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

•

Our Adviser or our Administrator can resign upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows.

•	If we are unable to manage our growth, our results of operations could suffer.

•	Our incentive fee may induce our Adviser to pursue speculative investments and to use leverage when it may be unwise to do so.

•

Our Adviser’s liability is limited under the Investment Advisory Agreement and we have agreed to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

•

Our investments are concentrated in technology, life sciences and other high growth industries, including clean technology, some of which are subject to extensive government regulation which exposes us to the risk of significant loss if any of these industry sectors experiences a downturn.

•	Our financial condition, results of operations and cash flows would be negatively affected if a significant portfolio investment fails to perform as expected.

•	If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

•	Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

Operating and Regulatory Structure

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act and will use leverage but will be required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%. See “Regulation.” We have long-term liabilities related to our borrowings under the Credit Facility we entered into in February 2014 with Deutsche Bank, acting as administrative agent and a lender, and KeyBank National Association, EverBank Commercial Finance, Inc. and AloStar Bank of Commerce, as other lenders. For a description of the Credit Facility, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Credit Facility.”

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, commencing with our taxable year ended on December 31, 2014. See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

Corporate Information

Our executive offices are located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. We maintain a website located at http://www.tpvg.com. Information on our website is not incorporated into or a part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you”, or “us” or that “we” will pay fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in us.

Stockholder Transaction Expenses:
Sales load payable by us (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)
Dividend reinvestment plan expenses	0.00	%(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)	—%

Annual Expenses (as percentage of net assets attributable to common stock):
Base management fee payable under the Investment Advisory Agreement	2.56	%(4)
Incentive fee payable under the Investment Advisory Agreement (20% of net investment income and realized capital gains)	2.55	%(5)
Interest payments on borrowed funds	3.68	%(6)
Other expenses	2.79	%(7)

Total annual expenses	11.58%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our base management fee, payable quarterly in arrears, is at an annual rate of 1.75% of our average adjusted gross assets, including assets purchased with borrowed amounts and other forms of leverage.
(5)	Assumes that annual incentive fees earned by our Adviser, remain consistent with the incentive fees earned by our Adviser for the 12 months ended March 31, 2015 adjusted for equity issuances. The incentive fee consists of two components, investment income and capital gains, which are largely independent of each other, with the result that one component may be payable even if the other is not payable.

Under the investment income component we will pay our Adviser each quarter 20.0% of the amount by which our pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision pursuant to which our Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement. The effect of the “catch-up” provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our Adviser will receive 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since March 5, 2014 exceeds the cumulative incentive fees accrued and/or paid since March 5, 2014. In other words, any investment income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since March 5, 2014 minus (y) the cumulative incentive fees accrued and/or paid since March 5, 2014. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since March 5, 2014.

Under the capital gains component of the incentive fee, we pay our Adviser at the end of each calendar year 20.0% of our aggregate cumulative realized capital gains from inception through the end of that year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. For the foregoing purpose, our “aggregate cumulative realized capital gains” will not include any unrealized appreciation. It should be noted that we accrue an incentive fee for accounting purposes taking into account any unrealized appreciation in accordance with GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

(6)	“Interest payments on borrowed funds” represent our estimated annual interest payments and are based on results of operations for the four quarters ended March 31, 2015. The costs associated with any outstanding indebtedness are indirectly borne by our common stockholders. The amount of leverage we employ at any particular time will depend on, among other things, our Board and our Adviser’s assessment of the market and other factors at the time at any proposed borrowing. For information regarding the terms of our Credit Facility, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Credit Facility.” We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(7)	“Other expenses” (approximately $4.1 million) are based upon the results of our operations for the four quarters ended March 31, 2015, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our Administrator. See “Management Agreements—Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have approximately $89.6 million of leverage at the end of the year and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$90	$260	$417	$756
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from realized gains	$100	$286	$454	$804

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. Further, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by (a) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board or (b) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

For the Three Months Ended March 31, 2015
Statement of Operations Data:
Total investment and other income	$9,808
Base management fee	1,159
Income incentive fees	1,162
Capital gains incentive fees	(296)
Interest expense and amortization of fees	1,644
All other operating expenses	1,194
Net investment income	4,945
Net realized gains on investments	(317)
Net change in unrealized gains on investments	(1,889)
Net increase in net assets resulting from operations	2,739
Share Data:
Net investment income per share	$0.48
Net unrealized gains per share	$(0.21)
Net increase in net assets per share	$0.27
Dividends per share	$0.36
Basic and diluted weighted average shares of common stock outstanding	10,285,282
Common stock outstanding at period end	16,424,171
Weighted average portfolio yield on debt investments during period	14.6%

As of March 31, 2015
Balance Sheet Data at Period End:
Investments at fair value	$251,714
Short-term investments at fair value	—
Cash and restricted cash	18,301
Other assets	97,449
Total assets	367,464
Revolving credit facility payable	120,000
Payable for U.S. Treasury bill assets	—
Other liabilities	9,591
Total liabilities	129,591
Net assets	237,873
Other data:
Number of portfolio companies	26

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth selected quarterly financial data for the period from March 5, 2014 (commencement of operations) to March 31, 2014 and for the three months ended June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015. This data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	For the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014	For the Three Months Ended
Selected Quarterly Financial Results (in thousands, except per share data)		June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Total investment and other income	$1,308	$5,489	$7,858	$10,690	$9,161
Net investment income	$569	$2,854	$3,522	$5,862	$4,945
Net unrealized gains (losses)	$1,374	$36	$1,151	$(1,078)	$(1,889)
Net increase in net assets resulting from operations	$1,943	$2,890	$4,673	$4,784	$2,739
Basic and diluted net investment income per share	$0.06	$0.29	$0.36	$0.59	$0.48
Basic and diluted net increase in net assets per share	$0.20	$0.29	$0.47	$0.48	$0.27
Net asset value per commons share at period end	$14.58	$14.49	$14.64	$14.61	$14.48

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our commone stock could decline and you may lose all or part of your investment. The risk factors presented below are those we believe to be the principal risk factors associated with our company given our investment objectives, investment policies and capital structure.

Relating to our Business and Structure

We may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We were formed in June 2013. Our Adviser was formed in August 2013. We commenced operations in March 2014. As a result, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. As a BDC, we are subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. In addition, our Adviser is subject to the regulatory requirements applicable to investment advisers under the Advisory Act. We and our Adviser have limited experience operating or advising under this regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources operating under this regulatory framework.

We are dependent upon our executive officers and our Adviser’s senior investment team and members of its Investment Committee, in particular, Messrs. Labe and Srivastava, for our success and upon our Adviser’s access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed.

Our Adviser has entered into the Staffing Agreement with TPC. Pursuant to the Staffing Agreement, TPC has made and will continue to make, subject to the terms of the Staffing Agreement, its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement (i) provides us with access to deal flow generated by TPC in the ordinary course of its business; (ii) provides us with access to TPC’s investment professionals, including its senior investment team led by Messrs. Labe and Srivastava, and TPC’s non-investment employees; and (iii) commits certain key senior members of TPC’s Investment Committee to serve as members of our Adviser’s Investment Committee. TPC is obligated under the Staffing Agreement to allocate investment opportunities among its affiliates fairly and equitably over time in accordance with its allocation policy. We depend on the diligence, skill and network of business contacts of our Adviser’s senior investment team and our executive officers to achieve our investment objective. We cannot assure you that TPC will fulfill its obligations under the Staffing Agreement or its allocation policy. Further, the Staffing Agreement may be terminated with 60 days’ prior written notice, and we cannot assure you that the Staffing Agreement will not be terminated by TPC or that our Adviser will continue to have access to the professionals and Investment Committee of TPC or its information and deal flow. The loss of any such access would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends, in part, upon TriplePoint Capital’s relationships with a select group of leading venture capital investors. Any inability of TriplePoint Capital to maintain or develop these relationships, or the failure of these relationships to result in referrals of investment opportunities for us, could materially and adversely affect our business.

We depend, in part, upon TPC to maintain industry relationships, including with a select group of leading venture capital investors, and we utilize these relationships to source and identify potential investment opportunities, although this group of leading venture capital investors, which may be modified from time to time, is not obligated to provide us with referrals for investment opportunities. If TPC fails to maintain or develop such relationships, or if we fall out of favor with such venture capital investors, it could decrease our access to these investors or their support and we may not be able to grow our investment portfolio. We can offer no assurance that these relationships will result in any investment opportunities for us in the future. In addition, any harm to the reputation of TPC and/or its select group of leading venture capital investors or their relationships could decrease our deal flow and the outlook of our investments which could have a material adverse effect on our financial condition, results of operations and cash flows.

Our success depends on the ability of TriplePoint Capital and our Adviser to attract and retain qualified personnel in a competitive environment.

Our growth requires that TPC and our Adviser retain and attract new investment and administrative personnel in a competitive market. Their ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, their and our reputations and their ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with whom they compete for experienced personnel, including investment funds, have greater resources than they have.

We may not replicate the historical results achieved by TriplePoint Capital or members of its senior investment team.

Our focus in making investments differs from that of TPC. For example, while TPC’s portfolio consists primarily of providing financing to venture capital-backed companies across all stages of their development, including the venture growth stage, we pursue an investment strategy that is focused primarily on the venture growth stage. The profile and underwriting characteristics of an early stage venture capital-backed company are very different from those of a later stage venture capital-backed company and/or those of a venture growth stage company. Furthermore, within venture growth stage companies, the uses, structures and value propositions of debt financing vary considerably among companies and industries and require a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization and flexibility from a lender. As a result, we cannot assure you that we will replicate the historical results achieved by TPC or members of its senior investment team and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods.

The nature of our approach to our business may lead to volatility and variability from period to period with respect to new originations. Our financial condition and results of operations depends upon our ability to effectively manage credit, deploy capital and grow our business.

Our ability to achieve our investment objective depends on our Adviser’s ability to manage our business and to grow our investments and earnings. This depends on our Adviser’s ability to identify, invest in and monitor companies that meet our underwriting criteria. Furthermore, our Adviser may choose to slow or accelerate new business originations depending on market conditions, rate of investment of TPC’s select group of leading venture capital investors, our Adviser’s knowledge, expertise and experience, and other market dynamics. The achievement of our investment objective on a cost-effective basis depends upon our Adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Accomplishing this result on a cost-effective basis is largely a function of our Adviser’s origination capabilities, management of the investment process, ability to provide efficient services and access to financing sources on acceptable terms. Our Adviser’s senior investment team also has substantial responsibilities in connection with the management of TPC’s investment vehicles and business segments. These activities may distract them from servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our financial condition, results of operations and cash flows.

Our ability to enter into transactions with our affiliates and to make investments in venture growth stage companies along with our affiliates is restricted by the 1940 Act which may limit the scope of investment opportunities available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act. In addition, any venture growth stage company in which we or TPC or its affiliates own 5% or more of its outstanding voting securities will be our affiliate for purposes of the 1940 Act. We are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors and, in certain cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include concurrent investments in the same company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from (i) buying or selling any security (other than any security of which we are the issuer) from or to any company that is advised or managed by TPC or our Adviser or any of their affiliates or in which TPC or our Adviser or any of their affiliates also hold an interest or (ii) modifying any security that we hold in a company in which TPC or our Adviser or any of their affiliates also hold an interest without the prior approval of the SEC, which may limit our ability to take any action with respect to an existing investment or potential investment regardless of whether we conclude that the action may be in the best interest of our stockholders.

Our investment strategy includes investments in secured loans, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. TPC also manages, and in the future may manage, other investment funds, accounts or vehicles that invest or may invest in these investments. Although we are the primary vehicle through which TPC focuses its venture growth stage business, other vehicles sponsored or managed by our Adviser’s senior investment team may also invest in venture growth stage companies or may have prior investments outstanding to our borrowers. As a result, members of our Adviser’s senior investment team and Investment Committee, in their roles at TPC, may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by TPC with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with TPC’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by our Adviser’s senior investment team, such investment is apportioned by our Adviser’s senior investment team in accordance with (1) our Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.

We have co-invested and, in the future, may co-invest with investment funds, accounts and vehicles managed by TPC where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally are only permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price and generally in accordance with existing and future guidance from the SEC staff. However, we, TPC and our Adviser intend to file an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by TPC in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by TPC where terms other than price are negotiated.

We operate in a highly competitive market for investment opportunities and we may not be able to compete effectively.

Our competitors include both existing and newly formed equity and debt focused public and private funds, other BDCs, investment banks, venture-oriented banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. One or more of our competitors may have or develop relationships with TPC’s select group of leading venture capital investors. We may also be limited in our ability to make an investment pursuant to the restrictions under the 1940 Act to the extent one or more of our affiliates has an existing investment with such obligor. Additionally, many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which expose them to a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

The competitive pressures we face may have a material adverse effect on our financial condition, results of operations and cash flows. We do not compete primarily on the financing terms we offer and believe that some competitors make loans with rates that are comparable or lower than our rates. We may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

We will be subject to corporate-level income tax and may default under the Credit Facility if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

To qualify as a RIC under Subchapter M of the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC generally is satisfied if we distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, to our stockholders on an annual basis. Because we incur debt, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments are in private companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate income taxes could substantially reduce our net assets, the amount of funds available for distributions to our stockholders and the amount of funds available for new investments.

We may need to raise additional capital to grow. If additional capital is not available or not available on favorable terms, our ability to grow will be impaired.

We may need additional capital to fund new investments or unfunded commitments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. In addition, there may be fewer lenders familiar with, or willing to provide credit to, firms in our industry. The availability of debt from lenders may be more limited than it is for firms that are not in our industry due to the credit profile of our targeted borrowers or the structure and risk profile of our unrated loans. As a result, we may have difficulty raising additional capital in order to fund our loans and grow our business.

In order to maintain our qualification as a RIC, we will be required to distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, to our stockholders. As a result, these earnings will not be available to fund new investments. As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous for us to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings.

In addition, shares of closed-end investment companies have recently traded at discounts to their net asset values. If our common stock trades below its net asset value, we will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities and our net asset value could decline.

A reduction in the availability of new capital or an inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have a material and adverse effect on our financial condition, results of operations and cash flows.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, in certain circumstances, we may be required to recognize taxable income prior to when we receive cash, such as the accrual of end-of-term payments, payment-in-kind, or “PIK,” interest payments and/or original issue discount, or “OID.” Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. OID decreases our loan balance by an amount equal to the cost basis of the upfront warrants received and certain capitalized fees we receive in connection with our loan and is recognized by us as non-cash income over the life of the secured loan. Our secured loans generally include an end-of-term payment and/or PIK interest payment. Such payments, which could be significant relative to our overall investment activities are included in income before we receive any corresponding cash payment. We are also required to include in income certain other amounts that we will not receive in cash, including OID.

Since, in these cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, to maintain our qualification as a RIC and to avoid a 4% U.S. federal excise tax on certain of our undistributed income. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain sufficient cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

You may not receive distributions or our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be materially and adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. All distributions will be made at the discretion of our Board and will depend on our earnings, financial condition, maintenance of RIC status, compliance with applicable BDC, SBA regulations (if applicable) and such other factors as our Board may deem relevant from time to time. We cannot assure you that we will make distributions to our stockholders in the future.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of our indebtedness. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock or warrants, options or rights to acquire our common stock, at a price below then-current net asset value per share of our common stock if our Board determines that such sale is in our best interests, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease and you may experience dilution.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if eventually passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

We finance certain of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and increases the risk of investing in us.

We finance certain of our investments with borrowed money when we expect the return on our investment to exceed the cost of borrowing. The use of leverage magnifies the potential for gain or loss on amounts invested.

The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in shares of our common stock. Lenders will have fixed dollar claims on our assets that are superior to the claims of our common stockholders and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets or the assets of a subsidiary under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of the Credit Facility and any borrowing facility or other debt instrument we may enter into in the future, we are or will likely be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses, potentially triggering mandatory debt payments or asset contributions under the Credit Facility or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions with respect to our common stock. Our ability to service any debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings (other than potential leverage in future Small Business Investment Company, or “SBIC,” subsidiaries, should we receive an SBIC license(s), subject to exemptive relief) and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ depends on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual results may be higher or lower than those appearing below.

	Assumed Return on Our Portfolio(1) (net of expenses)
	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(20.20)%	(12.47)%	(4.75)%	2.98%	8.56%

(1)	Assumes $367.5 million in total assets, $120.0 million in debt outstanding and an average cost of funds of 6.01%. Actual interest payments may be different.

Based on an assumed outstanding indebtedness of $120.0 million and an assumed average cost of funds of 6.01%, our investment portfolio must experience an annual return of at least 1.96% to cover annual interest payments on such indebtedness.

In addition, the Credit Facility we entered into and any debt facilities we may enter into in the future impose or may impose financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC under the Code.

We may default under the Credit Facility or any future indebtedness or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our financial condition, results of operations and cash flows.

In the event we default under the Credit Facility or any future indebtedness or are unable to amend, repay or refinance any such future indebtedness on commercially reasonable terms, or at all, our business could be materially and adversely affected as we may be forced to sell all or a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Credit Facility or any future indebtedness, any of which would have a material adverse effect on our financial condition, results of operations and cash flows. In addition, following any such default, the administrative agent under the Credit Facility could assume control of the disposition of any or all of our assets or restrict our utilization of any indebtedness, including the selection of such assets to be disposed and the timing of such disposition, including decisions with respect to our warrants, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. Events of default under the Credit Facility include, among other things, (i) a payment default; (ii) a change of control; (iii) bankruptcy; (iv) a covenant default; and (v) our failure to maintain compliance with RIC provisions at all times.

Because we use debt to finance certain of our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net income. In addition, if the Credit Facility were to become unavailable, it could have a materially adverse effect on our business, financial condition and results of operations.

Because we borrow money to finance certain of our investments, including under the Credit Facility, our net income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net income. In addition, if the Credit Facility were to become unavailable to us and attractive alternative financing sources were not available, it could have a materially adverse effect on our business, financial condition and results of operations.

In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our secured loans. Accordingly, an increase in interest rates may result in an increase of our income and, as a result, an increase in the incentive fee payable to our Adviser.

Provisions in the Credit Facility or any future indebtedness may limit our discretion in operating our business.

The Credit Facility is, and any future indebtedness may be, backed by all or a portion of our assets on which the lenders may have a security interest. We may pledge up to 100% of our assets or the assets of our Financing Subsidiary and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. Any security interests that we grant will be set forth in a security agreement and evidenced by the filing of financing statements by the agent for the lenders. Any restrictive provision or negative covenant in the Credit Facility, including diversification and eligibility requirements, or any of our future indebtedness limits or may limit our operating discretion, which could have a material adverse effect on our financial condition, results of operations and cash flows. A failure to comply with the restrictive provisions or negative covenants in the Credit Facility or any of our future indebtedness would or may result in an event of default and/or restrict our ability to control the disposition of our assets and our utilization of any indebtedness. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Credit Facility.”

Adverse developments in the credit markets may impair our ability to enter into any other future borrowing facility.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. If these conditions recur, it may be difficult for us to enter into a new borrowing facility, obtain other financing to finance the growth of our investments or refinance any outstanding indebtedness on acceptable economic terms or at all.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms or at all. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility.

Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.

Most of our investments take the form of secured loans, warrants and direct equity that are not publicly traded. The fair value of loans and other investments that are not publicly traded may not be readily determinable, and we value these investments at fair value as determined in good faith by our Board. Most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under Statement of Financial Accounting Standards 157, Fair Value Measurement, or “SFAS 157” (ASC Topic 820). This means that our valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of the fair value of our investments require significant management judgment or estimation. We retain the services of one or more independent service providers to review the valuation of these loans and other investments. The types of factors that our Board takes into account in determining the fair value of our investments generally include, as appropriate, such factors as yield, maturity and measures of credit quality, the enterprise value of the company, the nature and realizable value of any collateral, the company’s ability to make payments and its earnings and discounted cash flow, our assessment of the support of their venture capital investors, the markets in which the company does business, comparisons to similar publicly traded companies and other relevant factors. Because such valuations, and particularly valuations of private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and other investments existed. Our net asset value could be materially and adversely affected if our determinations regarding the fair value of our loans and other investments were materially higher than the values that we ultimately realize upon the disposal of such loans and other investments.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our originations and underwriting processes, the interest rate payable on the secured loans we acquire, any prepayment made on our secured loans, the timing and amount of any warrant or equity returns, the timing of any draw downs requested by our borrowers, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are an emerging growth company under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are and we will remain an emerging growth company as defined in the JOBS Act for up to five years following the completion of our initial public offering or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.0 billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. For so long as we remain an emerging growth company we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, as amended, or the “Sarbanes-Oxley Act,” reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. In addition, we have irrevocably opted-out of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, or the “Securities Act,” for complying with new or revised accounting standards. As a result, we comply with new or revised accounting standards on the same time frames as other public companies that are not “emerging growth companies.” We cannot predict if investors will find our common stock less attractive because we will rely on some or all of these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

Because of the exemptions from various reporting requirements provided to us as an emerging growth company under the JOBS Act and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal controls and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an emerging growth company under the recently enacted JOBS Act, our independent registered public accounting firm is not required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years following the completion of our initial public offering. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations or any new or changed interpretations of existing laws or regulations could have a material adverse effect on our financial condition, results of operations and cash flows.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus to other types of investments in which our Adviser’s senior investment team may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our financial condition, results of operations and cash flows.

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could materially and adversely affect our business and impair our ability to make distributions to our stockholders.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control or the removal of our directors. We are subject to the Maryland Business Combination Act, or the “Business Combination Act,” the application of which is subject to and may not conflict with any applicable requirements of the 1940 Act. Our Board has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our directors who are not “interested persons” as such term is defined in the 1940 Act. If the resolution exempting business combinations is repealed or our Board does not approve a business combination, the Business Combination Act may discourage third-parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act, or the “Control Share Acquisition Act,” acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such an offer. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Acquisition Act would, if implemented, violate Section 18(i) of the 1940 Act.

Our charter and bylaws contain other provisions that may make it difficult for a third-party to obtain control of us, including supermajority vote requirements for business transactions that are not approved by a majority of our “continuing directors,” provisions of our charter classifying our Board in three classes serving staggered three-year terms, and provisions of our charter authorizing our Board to classify or reclassify shares of our stock in one or more classes or series and to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our Adviser or our Administrator can resign upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows.

Our Adviser has the right under the Investment Advisory Agreement to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. Similarly, our Administrator has the right under the Administration Agreement to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. In addition, our Administrator has entered into a sub-administration agreement with Conifer Financial Services LLC to provide certain sub-administrative services to us on behalf of our Administrator. If our Adviser, our Administrator or our sub-administrator were to resign, we may not be able to find a new investment adviser, administrator or sub-administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, results of operations and cash flows as well as our ability to pay distributions to our stockholders are likely to be materially and adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Adviser, our Administrator and our sub-administrator. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may materially and adversely affect our financial condition, results of operations and cash flows.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of our Adviser. In addition, certain of these systems are provided to our Adviser by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

If we are unable to manage our growth, our results of operations could suffer.

Rapid growth of our portfolio would require expanded portfolio monitoring, increased personnel, expanded operational and financial systems and new and expanded control procedures. Our Adviser may be unable to attract sufficient qualified personnel or successfully manage expanded operations. As our portfolio expands, we may periodically experience constraints that would adversely affect our Adviser’s ability to identify and capitalize on investment opportunities, conduct a thorough and efficient diligence and credit analysis, close financing transactions in a timely fashion and/or effectively monitor our portfolio companies. Failure to manage growth effectively could materially and adversely affect our financial condition, results of operations and cash flows.

Relating to our Conflicts of Interest

There are potential conflicts of interest that could negatively affect our investment returns.

Our investment strategy includes investments in secured loans to companies, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. TPC also manages, and in the future may manage, other investment funds, accounts or vehicles that invest or may invest in these companies. Although we are the primary vehicle through which TPC focuses its venture growth stage business, subject to its allocation policy and applicable law, other vehicles sponsored or managed by our Adviser’s senior investment team may also invest in venture growth stage companies or may have prior investments outstanding to our borrowers. As a result, members of our Adviser’s senior investment team and the Investment Committee, in their roles at TPC, may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by TPC with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with TPC’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by our Adviser’s senior investment team, such investment will be apportioned by our Adviser’s senior investment team in accordance with (1) our Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.

Our Adviser may be subject to conflicts of interest with respect to taking actions regarding many investments in which TriplePoint Capital or its affiliates also have an interest.

Although our Adviser has adopted a compliance program which includes conflicts of interest policies and procedures, that are designed to mitigate the potential actual or perceived conflicts between us, on the one hand, and TPC and its affiliates, on the other hand, it may not eliminate all potential conflicts. TPC and its affiliates may have previously made investments in secured loans, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments in some of the same venture growth stage companies in which we expect to invest. In certain of these circumstances, we may have rights and privileges that give us priority over others associated with the issuer, such as TPC or its affiliates. These rights, if exercised, could have a detrimental impact on the value of the investment made by TPC or its affiliates in the issuer, and as a result our Adviser may be inhibited in taking such action, even if it is in the best interests of our stockholders. In addition, our Adviser may be subject to a conflict in seeking to make an investment in an issuer in which TPC or its affiliates have already invested, and we may still choose to make such investment, where permissible, subject to the approval of a majority of our directors who have no financial interest in the investment and a majority of our independent directors. In such a scenario, our Adviser may be influenced to make an investment or take actions in order to protect the interests of TPC or its affiliates in the issuer. For additional information regarding conflicts of interest that may arise out of the investment advisory activities of TPC and our Adviser, see “Related Party Transactions and Certain Relationships—Policies and Procedures for Managing Conflicts; Co-investment Opportunities.”

The base management and incentive fee structure we have with our Adviser may create incentives that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we pay a base management fee and an incentive fee to our Adviser. The Investment Advisory Agreement that we entered into with our Adviser provides that these fees are based on the value of our adjusted gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on the value of our total assets, our Adviser benefits when we incur debt or use leverage. This fee structure may encourage our Adviser to cause us to borrow money to finance additional investments. Our Board is charged with protecting our interests by monitoring how our Adviser addresses these and other conflicts of interest associated with its management services and compensation. While our Board does not review or approve each investment decision, borrowing or incurrence of leverage, our independent directors periodically review our Adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our Adviser may from time to time have interests that differ from those of our stockholders, giving rise to a conflict. For additional information, see “Management—Our Board and Its Leadership Structure.”

Our incentive fee may induce our Adviser to pursue speculative investments and to use leverage when it may be unwise to do so.

The incentive fee payable by us to our Adviser may create an incentive for our Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our Adviser is determined, which is calculated separately in two components as a percentage of the interest and other investment income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage our Adviser to use leverage or take additional risk to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in future offerings, or of securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. In addition, our Adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on investment income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, our Adviser may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities or to advance or delay realizing a gain in order to enhance its incentive fee. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain of our debt investments and may accordingly result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

We may pay our Adviser an incentive fee on certain investments that include a deferred interest feature.

We underwrite our loans to generally include an end-of-term payment, a PIK interest payment and/or OID. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. The portion of our end-of-term payments which equal the difference between our yield-to-maturity and the stated interest rate on the loan are recognized as non-cash income or OID until they are paid. In addition, in connection with our equity related investments, we may be required to accrue OID which decreases the balance on our secured loans by an amount equal to the value of the warrants we receive in connection with the applicable secured loan over its lifetime. Under these types of investments, we accrue interest during the life of the loan on the end-of-term payment, PIK interest payment and/or OID but do not receive the cash income from the investment until the end of the term. However, our pre-incentive fee net investment income, which is used to calculate the income portion of our incentive fee, includes accrued interest. Thus, a portion of this incentive fee is based on income that we have not yet received in cash, such as an end-of-term payment, a PIK interest payment and/or OID.

The valuation process for certain of our investments may create a conflict of interest.

For many of our investments, no market-based price quotations is available. As a result, our Board determines the fair value of these secured loans, warrants and equity investments in good faith as described above in “—Relating to our Business and Structure—Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.” In connection with that determination, our Adviser’s senior investment team provides our Board with valuation recommendations based upon the most recent and available information, including industry outlook, capitalization, financial statements and projected financial results of each portfolio company. Other than de minimis investments of less than 1% of our gross assets (up to an aggregate of 10% of our gross assets), the valuation for each investment is reviewed by an independent valuation firm annually and the ultimate determination of fair value is made by our Board, including our interested directors, and not by such independent valuation firm. The Board, however, may request at its discretion to have such de minimis investments valued by an independent valuation firm. In addition, Messrs. Labe and Srivastava, each an interested member of our Board, have a material pecuniary interest in our Adviser. The participation of our Adviser’s senior investment team in our valuation process, and the pecuniary interest in our Adviser by certain members of our Board, could result in a conflict of interest as our Adviser’s base management fee is based, in part, on the value of our average adjusted gross assets, and our incentive fee is based, in part, on realized gains and realized and unrealized losses.

There are conflicts related to our arrangements with TriplePoint Capital and our Administrator.

In February 2014, we entered into the License Agreement with TPC under which TPC granted us a non-exclusive, royalty-free license to use the name “TriplePoint” and the TriplePoint logo. See “Management Agreements—License Agreement.” In addition, in February 2014, we entered into the Administration Agreement with our Administrator pursuant to which we are required to pay our Administrator an amount equal to our allocable portion of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. This creates conflicts of interest that our Board will monitor. For example, under the terms of the License Agreement, we are unable to preclude TPC from licensing or transferring the ownership of the “TriplePoint” name to third-parties, some of whom may compete against us. Consequently, we are unable to prevent any damage to goodwill that may occur as a result of the activities of TPC or others. Furthermore, in the event the License Agreement is terminated, we will be required to change our name and cease using “TriplePoint” as part of our name. Any of these events could disrupt our recognition in the market place, damage any goodwill we may have generated and otherwise harm our business.

The Investment Advisory Agreement was not negotiated at arm’s length and may not be as favorable to us as if it had been negotiated with an unaffiliated third-party.

Pursuant to the terms of the Investment Advisory Agreement, our Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and performing diligence of our investments and monitoring our investment portfolio on an ongoing basis. The Investment Advisory Agreement was negotiated between related parties. Consequently, its terms, including fees payable to our Adviser, may not be as favorable to us as if it had been negotiated with an unaffiliated third-party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under the Investment Advisory Agreement because of our desire to maintain our ongoing relationship with our Adviser.

Our Adviser’s liability is limited under the Investment Advisory Agreement and we have agreed to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our Adviser has not assumed any responsibility to us other than to render the services called for under that agreement. It is not responsible for any action of our Board in following or declining to follow our Adviser’s advice or recommendations. Under the Investment Advisory Agreement, our Adviser and its professionals and any person controlling or controlled by our Adviser are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that our Adviser owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify our Adviser and its professionals from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement.

Risks Related to our Investments

Our investments are concentrated in technology, life sciences and other high growth industries, including clean technology, some of which are subject to extensive government regulation which exposes us to the risk of significant loss if any of these industry sectors experiences a downturn.

A consequence of our investment strategy is that our investment returns will be materially and adversely affected if the companies or the industries we target perform poorly. Beyond the asset diversification requirements to which we will be subject as a RIC and any concentration limitations we have agreed or may agree to as part of the Credit Facility or any future indebtedness, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one company and our investments could be concentrated in relatively few industries.

Our investments may be subject to extensive regulation by U.S. and foreign federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

Our portfolio is composed of investments exclusively in the technology, life sciences and other high growth industries, including clean technology. As a result, a downturn in any of these industries and particularly those in which we are heavily concentrated could materially and adversely affect our financial condition, results of operations and cash flows.

Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio consists of a limited number of portfolio companies. For example, we held 74 investments in 26 companies as of March 31, 2015, and our four largest portfolio companies represented approximately 41% of our portfolio investments. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is currently less diversified than the portfolios of others, we are more susceptible to failure if a single loan fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

Our financial condition, results of operations and cash flows would be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in an individual company may be significant. As a result, if a significant investment fails to perform as expected, our financial condition, results of operations and cash flows could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.

Our investment strategy includes a primary focus on venture growth stage companies, which are subject to many risks, including dependence on the need to raise additional capital, volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs, periodic downturns, below investment grade ratings, which could cause you to lose all or part of your investment in us.

We invest primarily in venture growth stage companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns, compared to more mature companies. The revenues, income (or losses), and projected financial performance and valuations of venture growth stage companies can and often do fluctuate suddenly and dramatically. For these reasons, investments in our portfolio companies, if rated by one or more ratings agency, would typically be rated below “investment grade,” which refers to securities rated by ratings agencies below the four highest rating categories. Our target venture growth stage companies are geographically concentrated and are therefore highly susceptible to materially negative local political, natural and economic events. In addition, high growth industries are generally characterized by abrupt business cycles and intense competition. Overcapacity in high growth industries, together with cyclical economic downturns, may result in substantial decreases in the value of many venture growth stage companies and/or their ability to meet their current and projected financial performance to service our debt. Furthermore, venture growth stage companies also typically rely on venture capital and private equity investors, or initial public offerings, or sales for additional capital.

Venture capital firms in turn rely on their limited partners to pay in capital over time in order to fund their ongoing and future investment activities. To the extent that venture capital firms’ limited partners are unable or choose not to fulfill their ongoing funding obligations, the venture capital firms may be unable to continue operationally and/or financially supporting the ongoing operations of our portfolio companies which could materially and adversely impact our financing arrangement with the portfolio company.

These companies, their industries, their products and customer demand and the outlook and competitive landscape for their industries are all subject to change which could adversely impact their ability to execute to their business plans and generate cash flow or raise additional capital which would serve as the basis for repayment of our loans. Therefore, our venture growth stage companies may face considerably more risk of loss than do companies at other stages of development.

Some of our portfolio companies may need additional capital, which may not be readily available.

Venture growth stage companies may require additional equity financing if their cash flow from operating activities is insufficient to satisfy their continuing growth, working capital and other requirements. Each round of venture financing is typically intended to provide a venture capital-backed company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our venture growth stage companies will seek additional capital. It is possible that one or more of our venture growth stage companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns, the fair value of our portfolio and our ability to restructure our investments. Some of these companies may be unable to obtain sufficient financing from private investors, public or private capital markets or traditional lenders. This may have a significant impact if the companies are unable to obtain certain federal, state or foreign agency approval for their products or the marketing thereof, of if regulatory review processes extend longer than anticipated and the companies need continued funding for their operations during these times. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

Our existing and/or future portfolio companies may not draw on any of our unfunded commitments or may draw our outstanding unfunded commitments at a time when our capital is not readily available.

As of March 31, 2015 and December 31, 2014, our unfunded commitments to nine and eleven portfolio companies, respectively, totaled $153.5 million and $211.0 million, respectively. As of March 31, 2015, $28.0 million of the unfunded commitments were dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. Our unfunded commitments as of March 31, 2015 included $86.0 million that will expire during 2015 and $67.5 million that will expire during 2016 if not drawn prior to expiration. Our unfunded commitments included $143.5 million with technology-related companies and $10.0 million with non-technology related companies, of which $148.5 million represent commitments for growth capital loans and $5.0 million for revolving loans. Our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for us. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due. To the extent we are not able to fund commitments as they come due, we may be forced to sell assets, modify the terms of our commitments or default on our commitments, and, as a result, our business could be materially and adversely affected.

Unlike traditional lenders, we offer a flexible payment and covenant structure to our portfolio companies and may choose not to take advantage of certain opportunities due to our long-term investment philosophy to develop and maintain deep and longstanding relationships with TPC’s select group of leading venture capital investors, borrowers and entrepreneurs and to preserve our reputation.

As part of the Four Rs, our core investment philosophy, we seek to develop and maintain deep and longstanding relationships with TPC’s select group of leading venture capital investors, borrowers and entrepreneurs and to preserve our reputation. Accordingly, our debt-financing products generally offer borrowers a flexible payment and covenant structure which may not provide us with the same level of protection as more restrictive conditions that traditional lenders typically impose on borrowers. Furthermore, there may be situations with borrowers on our Credit Watch List where we believe that a member of TPC’s select group of venture capital investors intends to, expresses their intent to, or provides subject to milestones or contingencies, continued support, assistance and/or financial commitment to the borrower and our Adviser, based on such representation, may determine to modify or waive a provision or term of our existing loan which we would otherwise be entitled to enforce. The terms of any such modification or waiver may not be as favorable to us as we could have required, or had the right to require, and we may choose to enforce less vigorously our rights and remedies under our loans than traditional lenders due to our investment philosophy to preserve our reputation and maintain a strong relationship with the applicable venture capital investor or borrower based on their representations made to us.

Worldwide economic conditions, economic recessions or downturns, as well as political and economic conditions, could impair our venture growth stage companies and harm our operating results.

The business and operating results of our venture growth stage companies may be impacted by worldwide economic conditions. Although the U.S. economy has in recent quarters shown signs of recovery from the global recession, the strength and duration of any economic recovery will be impacted by worldwide economic growth. Any conflict or uncertainty, including due to natural disasters, public health concerns, political unrest or safety concerns, could harm their financial condition and results of operations and cash flows. In addition, if the government of any country in which products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm the business of our venture growth stage companies.

Many of the venture growth stage companies in which we make investments are susceptible to economic slowdowns or recessions and may be unable to repay our secured loans during such periods. Adverse economic conditions may decrease the value of collateral securing some of our secured loans. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and materially and adversely impact our financial condition, result of operations and cash flows.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

Our future success and competitive position depend in part upon the ability of our venture growth stage companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral securing our loans. Venture growth stage companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Venture growth stage companies may have also failed to properly obtain intellectual property ownership that, under intellectual property laws, by default resides with the personnel who created the intellectual property. Consequently, venture growth stage companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a venture growth stage company is found to infringe upon or misappropriate a third-party’s patent or other proprietary rights, that company could be required to pay damages to such third-party, alter its own products or processes, obtain a license from the third-party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the company’s ability to service our debt obligation and the value of any equity securities that we own, as well as any collateral securing our obligation.

Our relationship with certain portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions.

Our relationship with some of our portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information (including transactional data and personal data about their employees and clients) which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions. Unauthorized access or disclosure of such information may occur, resulting in theft, loss or other misappropriation. Any theft, loss, improper use, such as insider trading or other misappropriation of confidential information could have a material adverse impact on our competitive positions, our relationship with our portfolio companies and our reputation and could subject us to regulatory inquiries, enforcement and fines, civil litigation and possible financial liability or costs.

Our financial condition, results of operations and cash flows could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge or lack of a security interest on the intellectual property of our venture growth stage companies.

In some cases, we collateralize our loans with a secured collateral position in a venture growth stage company’s assets, which may include a negative pledge or, to a lesser extent, no security on their intellectual property. In the case of a negative pledge, the venture growth stage company cannot encumber or pledge their intellectual property without our permission. In the event of a default on a loan, the intellectual property of the venture growth stage company will most likely be liquidated to provide proceeds to pay the creditors of the company. There can be no assurance that our security interest, if any, in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court or that there will not be others with senior or pari passu credit interests.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

We believe that our borrowers generally are able to repay our loans from their available capital, future capital-raising transactions or current and/or future cash flow from operations. However, to attempt to mitigate credit risks, we typically take a secured collateral position. There is a risk that the collateral securing our secured loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, may be liquidated at a price lower than what we consider to be fair value and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a borrower to raise additional capital.

In certain circumstances, other creditors have claims in priority to our senior lien. Although for certain borrowers, we are the only form of secured debt (other than potentially specific equipment financing), other borrowers may also have other senior secured debt, such as revolving loans and/or term loans, in priority to our senior lien. In underwriting our loans, we generally only consider growth capital loans for prospective borrowers with sufficient collateral that covers the value of our loan as well as the revolving and/or term loans that may be in priority to our senior lien; however, there may be instances in which we have incorrectly estimated the current or future potential value of the underlying collateral or the underlying collateral value has decreased, in which case our ability to recover our investment may be materially and adversely affected. Approximately 17.0% and 20.5% of the debt investments in our portfolio as of March 31, 2015 and December 31, 2014, respectively, based on the aggregate fair value, consisted of growth capital loans where the borrower has a term loan facility, with or without an accompanying revolving loan, in priority to our senior lien.

In addition, a substantial portion of the assets securing our investment may be in the form of intellectual property, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property that is securing our loan could lose value if, among other things, the borrower’s rights to the intellectual property are challenged or if the borrower’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the borrower fails to adequately maintain or repair the equipment. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment. Any one or more of the preceding factors could materially impair our ability to recover our investment in a foreclosure.

Our portfolio companies may have limited operating histories and financial resources.

Our portfolio consists of investments in companies that have relatively limited operating histories. Generally, very little public information exists about these companies, and we are required to rely on the ability of our Adviser to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These companies may be particularly vulnerable to U.S. and foreign economic downturns such as the recent recession and may have limited access to capital. These businesses also frequently have less diverse product lines and a smaller market presence than larger competitors and may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical, operational and marketing resources, and typically depend upon the expertise and experience of a single individual executive or a small management team. Our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively affect our investment returns.

In addition, our existing and future portfolio companies may compete with each other for investment or business opportunities and the success of one could negatively impact the other. Furthermore, some of our portfolio companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may materially and adversely affect the return on, or the recovery of, our investment. As a result, we may lose our entire investment in any or all of our portfolio companies.

We make debt investments in venture growth stage companies that generally do not have sufficient cash resources to repay our loan in full at the time of its origination.

We invest primarily in venture growth stage companies that generally do not have sufficient cash-on-hand to satisfy our loan in full at the time we originate the loan. Following our investment, these companies may be unable to successfully scale operations and increase revenue as we had anticipated at the time we made the investment. In certain circumstances, these companies may not be able to generate meaningful customer sales, commitments or orders due to unfavorable market conditions. As a result, the company may not generate sufficient cash flow to service our loan and/or the company’s venture capital investors may no longer provide the company with meaningful invested equity capital to provide a debt financing cushion to our loan. As a consequence, the company may (i) request us to restructure our loan resulting in the delay of principal repayment, the reduction of fees and/or future interest rates and/or the possible loss of principal or (ii) experience bankruptcy, liquidation or similar financial distress. We may be unable to accommodate any such restructuring request due to the eligibility requirements under the Credit Facility. The bankruptcy, liquidation and/or recovery process has a number of significant inherent risks for us as a creditor. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by one of our portfolio companies may adversely and permanently affect our investment in that company. If the proceeding is converted to liquidation, the liquidation value of the company may not equal the fair value that was believed to exist at the time of our investment. The duration of a bankruptcy, liquidation and/or recovery proceeding is also difficult to predict, and a creditor’s return on investment can be materially and adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the obligations we own may be lost by increases in the number and amount of claims or by different treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

There may be circumstances when our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we structure most of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business. Such risk of equitable subordination may be potentially heightened with respect to various portfolio investments that we may be deemed to control. See also “Portfolio Companies.”

The lack of liquidity in our investments may materially and adversely affect our financial condition, results of operations and cash flows.

The majority of our assets are invested in illiquid loans and a substantial portion of our investments in leveraged companies are subject to legal and other restrictions on resale or are otherwise less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

To the extent that we invest in equity or equity-linked securities of privately-held companies, there can be no assurances that a trading market will develop for the securities that we wish to liquidate, or that the subject companies will permit their shares to be sold through such marketplaces. A lack of initial public offering opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities that continue to require private funding. This situation may adversely affect the amount of available funding for venture growth stage companies. A lack of initial public offering opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

Even if a subject portfolio company completes an initial public offering, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after the initial public offering. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an initial public offering.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our funds available for distribution and could materially and adversely affect our ability to service our outstanding borrowings.

As a BDC, we are required to carry our investments at fair value as determined in good faith by or under the direction of our Board. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our funds available for distribution in future periods and could materially and adversely affect our ability to service our outstanding borrowings.

Our stockholders do not have any input in our Adviser’s investment decisions.

Our investments are selected by our Adviser, subject to the approval of its Investment Committee. Our stockholders do not have input into our Adviser’s investment decisions. As a result, our stockholders are unable to evaluate any of our potential portfolio investments. These factors increase the uncertainty, and thus the risk, of investing in shares of our common stock.

Because we do not hold controlling equity interests in our portfolio companies, we are not able to exercise control over our portfolio companies or prevent decisions by management that could decrease the value of our investment.

We do not hold controlling equity positions in any of our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are materially adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we hold in our portfolio, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investment.

We may suffer a loss if a portfolio company defaults on a loan, including the entire or partial loss of the accrued PIK interest, the end-of-term payment and/or OID, such as warrants and facility fees due to us.

Our debt-financing products generally offer a flexible payment and covenant structure to our portfolio companies which may not provide the same level of protection to us as more restrictive conditions that traditional lenders typically impose on borrowers. For example, our secured loans generally include an end-of-term payment, PIK interest payment and/or OID, such as warrants and facility fees. If a portfolio company fails to satisfy financial or operating covenants imposed by us or other lenders, the company may default on our loan which could potentially lead to termination of its loans and foreclosure on its assets. If a portfolio company defaults under our loan, this could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the loans or equity securities that we hold, including payment to us of the end-of-term payment, PIK interest payment and/or OID, such as warrants and facility fees. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our loans could materially and adversely impact our results of operations and ability to make stockholder distributions and result in a decline in the market price of our shares.

We are subject to the risk that the loans we make to our portfolio companies may be repaid prior to maturity. We expect that our investments generally allow for repayment at any time subject to penalties in certain limited circumstances. When this occurs, we generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments typically have substantially lower yields than the loan being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the loan that was repaid. As a result, our financial condition, results of operations and cash flows could be materially and adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make, or the amount of, stockholder distributions with respect to our common stock, which could result in a decline in the market price of our shares.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest a portion of our capital in loans that have a secured collateral position. Our portfolio companies may have, or may be permitted to incur, other debt that is secured by and ranks equally with, or senior to, all or a portion of the collateral secured by the loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the loans in which we invest or are entitled to receive payment from the disposition of certain collateral or all collateral senior to us. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with loans in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the company.

The senior liens on the collateral secure the company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by senior liens on the collateral generally control the liquidation of, and are entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation depends on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the senior liens after payment in full of all obligations secured by other liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by other liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the senior liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the senior liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral;

•	waivers of past defaults under collateral documents; and

•	we may not have the ability to control or direct such actions, even if our rights, including our security interest in the collateral, are materially and adversely affected.

The disposition of our investments may result in contingent liabilities.

A substantial majority of our investments are loans. In connection with the disposition of an investment in loans, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Our equity related investments are highly speculative, and we may not realize gains from these investments.

When we make a secured loan, we generally acquire warrants in the company. From time to time we may also acquire equity participation rights in connection with an investment which will allow us, at our option, to participate in current or future rounds of equity financing through direct capital investments in our portfolio companies. In addition, we may be required to accrue OID which decreases the balance on our secured loans by an amount equal to the value of the warrants we receive in connection with the applicable secured loan over its lifetime. To the extent we hold these equity related investments, we attempt to dispose of them and realize gains upon our disposition of them. However, the equity related investments we receive and make may not appreciate in value or may decline in value. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business or public offering, or if the portfolio company defaults under its outstanding indebtedness, which could materially decrease the value of, or prevent us from being able to sell, the underlying equity related investment. As a result, we may not be able to realize gains from our equity related investments and any gains that we do realize on the disposition of any equity related investment may not be sufficient to offset any other losses or OID we experience or accrue.

Our investments in the life sciences industry are subject to extensive government regulation, litigation risk and certain other risks particular to that industry.

We have invested and plan to continue investing in venture growth stage companies in the life sciences industry that are subject to extensive regulation by the Food and Drug Administration and, to a lesser extent, federal, state and other foreign agencies. If any of these companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. In addition, governmental budgetary constraints affecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might materially and adversely affect a company in this industry. Venture growth stage companies in the life sciences industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Investments in secured loans to companies with foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates making secured loans to companies with foreign operations. Investing in such companies may expose us to additional risks not typically associated with investing in U.S. companies or U.S. companies with no foreign operations. These risks include changes in exchange control regulations, intellectual property laws, political and social instability, limitations in our ability to perfect our security interests, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. In addition, we expect investing in such companies will expose us to higher administrative, legal and monitoring costs and expenses not typically associated with investing in U.S. companies or U.S. companies with no foreign operations.

We may expose ourselves to risks resulting from our use of interest rate hedging transactions.

A majority of our loans in our existing portfolio, as of March 31, 2015, have a fixed interest rate. Our Credit Facility bears interest at a floating rate. We may utilize instruments such as interest rate swaps, caps, collars and/or floors to seek to hedge against fluctuations in the relative values of our fixed-rate portfolio positions and/or to hedge against the impact on our net investment income from changes in market interest rates. When we engage in interest rate hedging transactions, we may expose ourselves to risks associated with such transactions. We believe that any hedging transactions that we enter into in the future will not be considered “qualifying assets” under the 1940 Act, which may limit our hedging strategy more than other companies that are not subject to the 1940 Act.

Hedging transactions do not eliminate the risks associated with possible interest rate fluctuations on the value of our investments. These risks include: (i) the possibility that the market will move in a manner or direction that would have resulted in gain for us had an interest rate hedging transaction not been utilized, in which case our performance would have been better had we not engaged in the interest rate hedging transaction; (ii) the risk of imperfect correlation between the risk sought to be hedged and the interest rate hedging transaction used; (iii) potential illiquidity for the hedging instrument used, which may make it difficult for us to close-out or unwind an interest rate hedging transaction; and (iv) the possibility that the counterparty fails to honor its obligation. Furthermore, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the interest rate being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.

Our failure to make protective or follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “protective” and/or “follow-on” investments, in order to attempt to preserve or enhance the value of our initial investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company, result in a diminished current value or impair the ability or likelihood for a full recovery of the value of our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments or the follow-on investment would affect our qualification as a RIC.

Risks Relating to Offerings Pursuant to this Prospectus

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we may not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

We may be unable to invest a significant portion of the net proceeds from offerings pursuant to this prospectus on acceptable terms within an attractive timeframe.

Delays in investing the net proceeds raised in any offering made pursuant to this prospectus may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot provide assurance that we will be able to identify any additional investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of an offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of an offering in investments meeting our investment objective. During this period, we will invest the net proceeds from any offering made pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of investments we intend to target. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in investments meeting our investment objective. In addition, until such time as the net proceeds of any offering made pursuant to this prospectus are invested in investments meeting our investment objective, the market price for our common stock may decline. Thus, the return on an investment may be lower than when, if ever, our portfolio is fully invested in investments meeting our investment objective.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan may be reinvested in newly-issued shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment strategy may result in a higher amount of risk and higher volatility or loss of principal than alternative investment options. Our investments in venture growth stage companies with secured loans, warrants and direct equity investments may be speculative and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any inability to access the capital markets;

•	realized and unrealized losses in investments in our portfolio companies;

•	the financial performance of the industries in which we invest;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	perception or reputation of TPC;

•	loss of our qualification as a RIC or BDC;

•	changes in earnings or variations in operating results;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of, or loss of access to, our Adviser’s senior investment team;

•	operating performance of companies comparable to us; and

•	general economic trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot provide assurance that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

An investors’ interest in us may be diluted if such investors does not fully exercise its subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then an investor will experience an immediate dilution of the aggregate net asset value of its shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering made pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot provide assurance that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

An investor should also be aware that there may be a limited number of buyers when such investor decides to sell its debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect the return on any debt securities that we may issue.

If debt securities are redeemable at our option, we may choose to redeem debt securities at times when prevailing interest rates are lower than the interest rate paid on debt securities. In addition, if debt securities are subject to mandatory redemption, we may be required to redeem debt securities also at times when prevailing interest rates are lower than the interest rate paid on debt securities. In this circumstance, an investor may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	our relationships with third-parties including venture capital investors;

•	the impact and timing of our unfunded commitments;

•	the expected market for venture capital investments;

•	the performance of our portfolio and other investments that we may make in the future;

•	the impact of investments that we expect to make;

•	actual and potential conflicts of interest with TPC and our Adviser and its senior investment team and Investment Committee;

•	our contractual arrangements and relationships with third-parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the ability of our Adviser to attract, retain and have access to highly talented professionals, including our Adviser’s senior investment team;

•	our ability to qualify and maintain our qualification as a RIC and as a BDC;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E(6)(2)(B) of the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we expect to use any net proceeds we receive from the sale of securities pursuant to this prospectus for general corporate purposes, which includes making new investments in accordance with our investment objective and strategies described in this prospectus, paying operating expenses, including advisory and administrative fees and expenses, and other expenses such as due diligence expenses of potential new investments. Any supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

Pending any new investments we may make or the payment of expenses described above, we intend to invest any net proceeds, from an offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of investments we intend to target. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “TPVG.” The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or “NAV,” and dividends per share since shares of our common stock began being regularly traded on the NYSE.

		Closing Sales Price(2)		Premium/ Discount of High Sales Price to NAV(3)	Premium/ Discount of Low Sales Price to NAV(3)	Declared Dividends
Period	NAV(1)	High	Low
Second Quarter of 2015 as of June 11, 2015	*	$14.44	$13.52	*	*	$0.36
First Quarter of 2015	$14.48	$15.13	$13.73	4.5%	(5.2)%	$0.36
Fourth Quarter of 2014	$14.61	$15.22	$13.30	4.2%	(9.0)%	$0.51	(5)
Third Quarter of 2014	$14.64	$16.20	$14.61	10.7%	(0.2)%	$0.32
Second Quarter of 2014	$14.49	$16.47	$14.95	13.7%	3.2%	$0.30
First Quarter of 2014(4)	$14.58	$16.44	$15.00	12.8%	2.9%	$0.09

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Closing sales price as provided by the NYSE.
(3)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(4)	From March 5, 2014 (initial public offering) to March 31, 2014.
(5)	Includes our payment of a $0.36 per share dividend and a $0.15 per share special dividend.
*	Not determinable at the time of filing.

The last reported price for our common stock on June 11, 2015 was $13.81 per share. As of March 31, 2015 we had approximately 13 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of our common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. As of June 11, 2015, shares of our common stock traded at a premium of approximately (4.6)% of the NAV attributable to those shares as of March 31, 2015. It is not possible to predict whether the shares offered hereby will trade at, above or below NAV.

Distributions

To the extent that we have funds available, we intend to make quarterly distributions to our stockholders. Our stockholder distributions, if any, will be determined by our Board. Any distribution to our stockholders will be declared out of assets legally available for distribution. Our Board authorized a distribution of $0.09 per share for the period ended March 31, 2014, a distribution of $0.30 per share for the period ended June 30, 2014 and a distribution of $0.32 for the period ended September 30, 2014. In addition, on October 27, 2014, our Board announced a $0.36 per share dividend, which was paid on December 16, 2014, to stockholders of record on November 28, 2014 and on December 3, 2014, our Board announced a $0.15 per share special dividend, which was paid on December 31, 2014 to stockholders of record on December 22, 2014. On March 16, 2015, our Board announced a $0.36 per share dividend payable on April 16, 2015, to stockholders of record on March 26, 2015. On May, 2015, our Board announced a $0.36 per share dividend payable on June 16, 2015, to stockholders of record on May 29, 2015. We will not be able to determine whether any specific distribution will be treated as made out of our taxable earnings or as a return of capital until after the end of our taxable year. The amount treated as a tax-free return of capital will reduce a stockholder’s adjusted basis in his or her common stock, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her common stock. For purposes of issuing and publishing the Rule 19a-1 notice required under the 1940 Act, we will calculate both our current and accumulated earnings and profits on a tax basis in order to determine the amount of any distribution that constituted a return of capital to our stockholders. While such distributions are not taxable, they reduce a shareholder’s basis in his, her, or its shares of common stock, which may result in the shareholder recognizing more taxable capital gains, or a lower capital loss, when the shares of common stock are eventually sold.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our taxable year ended December 31, 2014. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of our net realized long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our ordinary income (not taking into account any capital gains or losses) for such calendar year; (b) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year; and (c) certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

We currently intend to distribute net long-term capital gains if any, at least annually out of the assets legally available for such distributions. However, we may in the future decide to retain some or all of our long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to such stockholder’s tax basis in such stockholder’s common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against such individual stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds such individual stockholder’s liability for U.S. federal income tax. We cannot assure any stockholder that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless a stockholder elects to receive distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, such stockholder should contact such broker or financial intermediary regarding the election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to our Adviser. See “Dividend Reinvestment Plan.”

The following table summarizes our cash distributions, including dividends and returns of capital, if any, per share that have been authorized by our board of directors since our initial public offering:

Period Ended	Date Declared	Record Date	Payment Date	Per Share Amount
March 31, 2014	April 3, 2014	April 15, 2014	April 30, 2014	$0.09	(1)
June 30, 2014	May 13, 2014	May 30, 2014	June 17, 2014	$0.30
September 30, 2014	August 11, 2014	August 29, 2014	September 16, 2014	$0.32

Period Ended	Date Declared	Record Date	Payment Date	Per Share Amount
December 31, 2014	October 27, 2014	November 28, 2014	December 16, 2014	$0.36
	December 3, 2014	December 22, 2014	December 31, 2014	$0.15	(2)
March 31, 2015	March 16, 2015	March 26, 2015	April 16, 2015	$0.36
June 30, 2015	May 6, 2015	May 29, 2015	June 16, 2015	$0.36

(1)	The amount of this initial distribution reflected a quarterly dividend rate of $0.30 per share, prorated for the 27 days for the period from the pricing of our initial public offering on March 5, 2014 through March 31, 2014.
(2)	Represents a special dividend.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this prospectus.

Overview

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. We also intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code for U.S. federal income tax purposes beginning with our taxable year ended December 31, 2014.

Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by TPC’s select group of leading venture capital investors.

We were formed to expand the venture growth stage business segment of TPC’s global investment platform and are the primary vehicle through which TPC focuses its venture growth stage business. TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. TPC is located on Sand Hill Road in Silicon Valley and has a primary focus in technology, life sciences and other high growth industries.

We commenced investment activities on March 5, 2014. In order to expedite the ramp-up of our investment activities and further our ability to meet our investment objectives, on March 5, 2014, we acquired our initial portfolio. The net consideration paid was approximately $121.7 million which reflected approximately $123.7 million of investments less approximately $2.0 million of prepaid interest and fair value of unfunded commitments. We financed the acquisition of our initial portfolio by using a portion of a $200.0 million bridge facility provided by Deutsche Bank. On March 11, 2014, we completed our initial public offering and sold 9,840,655 shares of common stock (including 1,250,000 shares of common stock through the underwriters’ exercise of their overallotment option and the concurrent private placement of 257,332 shares of common stock to our Adviser’s senior team and other persons associated with TPC) of our common stock at an offering price of $15.00 per share. We received $141.6 million of net proceeds in connection with the initial public offering and concurrent private placement, net of the portion of front end charges and offering costs we paid. We used a portion of these net proceeds to pay down all amounts outstanding under the Bridge Facility and terminated the Bridge Facility in conjunction with such repayment.

In February 2014, we entered into a credit agreement, or the Credit Facility, with Deutsche Bank acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc., and AloStar Bank of Commerce, as other lenders, which provided us with a $150.0 million commitment, subject to borrowing base requirements. In August 2014, we amended our Credit Facility to increase the total commitments by $50.0 million to $200.0 million in aggregate. In November 2014, we modified the definition and calculation of “excess concentration amount” in the Credit Facility to increase our ability to borrow under the Credit Facility against loans to non-U.S. companies.

On April 1, 2015, we completed a follow-on public offering of 6,500,000 shares of our common stock and received net proceeds of approximately $93.7 million after offering costs.

Expenses

Our primary operating expenses include the payment of fees to our Adviser under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third-parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	custodian, transfer and dividend paying agent and registrar fees;

•	fees and expenses incurred in connection with obtaining debt financing, including our Credit Facility;

•	fees and expenses associated with origination efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•

other expenses incurred by our Adviser or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion (subject to the review of our Board) of overhead.

Credit Facility

On February 21, 2014, we, along with our Financing Subsidiary as borrower, entered into the Credit Facility with Deutsche Bank acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc., and AloStar Bank of Commerce, as other lenders, which provided us with a $150.0 million commitment, subject to borrowing base requirements. On August 8, 2014, we amended the Credit Facility to increase the total commitments available there under by $50.0 million to $200.0 million in aggregate. In November 2014, we modified the definition and calculation of “excess concentration amount” in the Credit Facility to increase our ability to borrow under the Credit Facility against loans to non-U.S. companies.

Borrowings under the Credit Facility bear interest at the sum of (i) the commercial paper rate for certain specified lenders and 30-day LIBOR for other lenders or, if LIBOR is unavailable, the higher of Deutsche Bank’s commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin of 3.5% during the revolving period and 4.5% during the amortization period. Borrowings under the Credit Facility are secured only by the assets of the Financing Subsidiary. We agreed to pay to Deutsche Bank a syndication fee in 12 monthly installments of approximately 1% of the committed facility amount. We also agreed to pay Deutsche Bank a fee to act as administrative agent under the Credit Facility and to pay each lender (i) a commitment fee of 0.65% multiplied by such lender’s commitment on the effective date in 12 equal monthly installments and (ii) a fee of approximately 0.75% per annum of any unused borrowings under the Credit Facility on a monthly basis. The

Credit Facility contains affirmative and restrictive covenants, including but not limited to an advance rate limitation of approximately 55% of the applicable net loan balance of assets held by the Financing Subsidiary, maintenance of minimum net worth at an agreed level, a ratio of total assets to total indebtedness of not less than approximately 2:1, a key man clause relating to Messrs. Labe and Srivastava and eligibility requirements, including but not limited to geographic and industry concentration limitations and certain loan grade classifications. The Credit Facility also has a requirement that we maintain a 200% asset coverage ratio. Furthermore, events of default under the Credit Facility include, among other things, (i) a payment default; (ii) a change of control; (iii) bankruptcy; (iv) a covenant default; and, (v) our failure to maintain compliance with RIC provisions at all times. As of December 31, 2014, we were in compliance with all covenants under the Credit Facility.

At March 31, 2015 and December 31, 2014, we had outstanding borrowings of $120.0 million and $118.0 million, respectively, under our revolving Credit Facility, which is included in our condensed consolidated statements of assets and liabilities. Interest expense on these borrowings includes the interest cost charged on borrowings, the unused fee on the Credit Facility, paying and administrative agent fees, and the amortization of deferred Credit Facility fees and expenses. For the three months ended March 31, 2015, interest expense on the revolving Credit Facility totaled approximately $1.6 million, consisting of approximately $1.2 million of interest expense, approximately $0.1 million of unused facilities expense, and approximately $0.3 million of amortization of deferred Credit Facility costs and other fees. For the period from March 5, 2014 (commencement of operations) to March 31, 2014, interest expense on the revolving Credit Facility totaled approximately $129 thousand, consisting of approximately $2 thousand of interest expense, approximately $65 thousand of unused facilities expense, and approximately $62 thousand of amortization of deferred Credit Facility costs and other fees.

Portfolio Composition, Investment Activity and Asset Quality

Portfolio Composition

We originate and invest primarily in venture growth stage companies. Companies at the venture growth stage have distinct characteristics differentiating them from venture capital-backed companies at other stages in their development lifecycle. We invest primarily in (i) growth capital loans that have a secured collateral position and that are used by venture growth stage companies to finance their continued expansion and growth, (ii) equipment financings, which may be structured as loans or leases, that have a secured collateral position on specified mission-critical equipment, (iii) on a select basis, revolving loans that have a secured collateral position and that are used by venture growth stage companies to advance against inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or the equivalent and (iv) direct equity investments in venture growth stage companies. In connection with our growth capital loans, equipment financings and revolving loans, we generally receive warrants that allow us to participate in any equity appreciation of our borrowers and enhance our overall investment returns.

As of March 31, 2015, we had 74 investments in 26 companies. Our investments included 45 debt investments, 24 warrant investments, and 5 direct equity investments. The total cost and fair value of these investments were approximately $252.1 million and approximately $251.7 million, respectively. As of March 31, 2015, one of our customers was publicly traded. At March 31, 2015, the 45 debt investments with an aggregate fair value of approximately $240.1 million had a weighted average loan to enterprise value at the time of origination ratio of approximately 9.5%.

The following tables provide information on the cost, fair value, and net unrealized gains of our investments in companies along with the number of companies in our portfolio as of March 31, 2015 and December 31, 2014.

	As of March 31, 2015
Investments by Type (dollars in thousands)	Cost	Fair Value	Net Unrealized Gains	Number of Investments	Number of Companies
Debt investments	$243,088	$240,143	$(2,945)	45	16
Warrants	6,282	8,250	1,968	24	24
Equity investments	2,750	3,321	571	5	5

Total Investments in Portfolio Companies	$252,120	$251,714	$(406)	74	26	*

	As of December 31, 2014
Investments by Type (dollars in thousands)	Cost	Fair Value	Net Unrealized Gains	Number of Investments	Number of Companies
Debt investments	$247,285	$247,609	$324	46	17
Warrants	6,700	7,291	591	26	26
Equity investments	2,500	3,071	571	4	4

Total Investments in Portfolio Companies	$256,485	$257,971	$1,486	76	27	*

*	Represents non-duplicative number of companies.

The following table shows the fair value of the portfolio of investments, by industry and the percentage of the total investment portfolio, as of March 31, 2015 and December 31, 2014.

	As of March 31, 2015
Investments in Portfolio Companies by Industry (dollars in thousands)	At Fair Value	Percentage of Total Investments
Medical Device and Equipment	$30,774	12.2%
Wireless Communications Equipment	26,692	10.6
E-Commerce—Clothing and Accessories	21,246	8.4
E-Commerce—Household Goods	20,815	8.3
Biofuels/Biomass	20,678	8.2
Business Applications Software	19,883	7.9
Network Systems Management Software	16,102	6.4
General Media and Content	14,735	5.9
Medical Software and Information Services	14,391	5.7
Data Storage	10,986	4.4
Entertainment	10,668	4.2
Travel and Arrangement / Tourism	8,634	3.4
E-Commerce—Personal Goods	1,737	0.7
Software Development Tools	1,000	0.4
Travel and Leisure	293	0.1
Multimedia / Streaming Software	166	0.1
Advertising / Marketing	106		*

Total investments in portfolio companies	$257,971	100.0

	As of December 31, 2014
Investments in Portfolio Companies by Industry (dollars in thousands)	At Fair Value	Percentage of Total Investments
Wireless Communications Equipment	$38,123	14.8%
Medical Device and Equipment	30,372	11.8
E-Commerce—Clothing and Accessories	21,950	8.5
Database Software	21,830	8.4
E-Commerce—Household Goods	20,621	8.0
Biofuels/Biomass	20,535	8.0
Business Applications Software	19,807	7.7
Network Systems Management Software	15,920	6.2
Data Storage	15,458	6.0
Medical Software and Information Services	15,117	5.9
General Media and Content	14,752	5.7
Entertainment	10,545	4.1
Travel and Arrangement / Tourism	9,680	3.7
E-Commerce—Personal Goods	1,737	0.7
Software Development Tools	1,000	0.4
Travel and Leisure	293	0.1
Multimedia / Streaming Software	125		*
Advertising / Marketing	106		*

Total investments in portfolio companies	$257,971	100.0

*	Less than 0.05%.

The following table presents the product type of our debt investments as of March 31, 2015 and December 31, 2014.

	As of March 31, 2015
Debt Investments By Financing Product (dollars in thousands)	Fair Value	Percentage of Total Debt Investments
Growth capital loans	$38,970	99.5%
Equipment financings	1,173	0.5

Total debt investments	$240,143	100.0%

	As of December 31, 2014
Debt Investments By Financing Product (dollars in thousands)	Fair Value	Percentage of Total Debt Investments
Growth capital loans	$246,311	99.5%
Equipment financings	1,298	0.5

Total debt investments	$247,609	100.0%

Approximately 17.0% and 20.5% of the debt investments in our portfolio as of March 31, 2015 and December 31, 2014, respectively, based on the aggregate fair value, consisted of growth capital loans where the borrower has a term loan facility, with or without an accompanying revolving loan, in priority to our senior lien.

Investment Activity

During the three months ended March 31, 2015, we did not enter into any new commitments, funded one debt investment for approximately $10.0 million in principal value, acquired warrants representing approximately $0.3 million of value and made an equity investment of approximately $0.2 million. During the period from March 5, 2014 (commencement of operations) to March 31, 2014, we entered into two new commitments with one new customer and one existing customer totaling $7.5 million and one commitment was reduced by $2.0 million, funded six debt investments for $18.2 million and earned warrants representing approximately $0.3 million of value.

As of March 31, 2015, our unfunded commitments to nine companies totaled $153.5 million, of which $28.0 million was dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. Our unfunded commitments as of March 31, 2015 included $86.0 million that will expire during 2015 and $67.5 million that will expire during 2016 if not drawn prior to expiration. Our unfunded commitments included $143.5 million with technology-related companies and $10.0 million with non-technology related companies, of which $148.5 million represent commitments for growth capital loans and $5.0 million for revolving loans. Our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for us. We generally expect approximately 75% of its gross unfunded commitments to eventually be drawn before the expiration of their corresponding availability periods.

During the three months ended March 31, 2015, $35.0 million in unfunded commitments were terminated, $12.5 million in unfunded commitments expired and $10.0 million were funded.

The fair value at the inception of the agreement of the delay draw credit agreements is equal to the fees and/or warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability reflects the fair value of these future funding commitments. As of March 31, 2015 and December 31, 2014, the fair value for these unfunded commitments totaled approximately $1.2 million and $2.1 million, respectively and was included in “other accrued expenses and liabilities” in our condensed consolidated statements of assets and liabilities.

Our level of investment activity can vary substantially from period to period as our Adviser chooses to slow or accelerate new business originations depending on market conditions, rate of investment of TPC’s select group of leading venture capital investors, our Adviser’s knowledge, expertise and experience, our funding capacity (including availability under our credit facilities and our ability or inability to raise equity or debt capital), and other market dynamics.

The following table shows the debt commitments, fundings of debt investments (principal balance) and equity investments and non-binding term sheet activity for the three months ended March 31, 2015 and for the period from March 5, 2014 (commencement of operations) to March 31, 2014.

Commitments and Fundings Since Acquisition of Initial Portfolio (dollars in thousands)	For the Three Months Ended March 31, 2014	For the Period From March 5, 2014 (Commencement of Operations) to December 31, 2014
Debt Commitments
New customers	$—	$2,500
Existing customers	—	5,000

Total	$—	$7,500
Funded Debt Investments	$10,000	$18,156
Equity Investments	$250	$—
Non-Binding Term Sheets	$72,500	$25,000

On December 30, 2014, we acquired $50.0 million in U.S. Treasury bills which were subsequently sold on January 2, 2015. On October 1, 2014, we sold $50.0 million in U.S. Treasury bills which were acquired on September 29, 2014. For the period from March 5, 2014 (commencement of operations) to December 31, 2014, we acquired approximately $210.0 million of U.S. Treasury bills and sold approximately $160.0 million of U.S. Treasury bills.

Asset Quality

Consistent with TPC’s existing policies, our Adviser maintains a credit watch list with borrowers placed into five groups based on our Advisor’s senior investment team’s judgment, where 1 is the highest rating and all new loans are assigned a rating of 2.

Category	Category Definition	Action Item
Clear(1)	Performing above expectations and/or strong financial or enterprise profile, value or coverage.	Review quarterly.

White(2)	Performing at expectations and/or reasonably close to it. Reasonable financial or enterprise profile, value or coverage. All new loans are initially graded White.	Contact portfolio company regularly in no event less than quarterly.

Yellow(3)	Performing generally below expectations and/or some proactive concern. Adequate financial or enterprise profile, value or coverage.	Contact portfolio company monthly or more frequently as determined by our Adviser’s Investment Committee; contact investors.

Orange(4)	Needs close attention due to performance materially below expectations, weak financial and/or enterprise profile, concern regarding additional capital or exit equivalent.	Contact portfolio company weekly or more frequently as determined by our Adviser’s Investment Committee; contact investors regularly; our Adviser forms a workout group to minimize risk of loss.

Red(5)	Serious concern/trouble due to pending or actual default or equivalent. May experience partial and/or full loss.	Maximize value from assets.

During the three months ended March 31, 2015, one borrower was moved to Clear (1) from White (2), one borrower was moved from Yellow (3) to Orange (4) and then to Red (5), and one borrower rated Clear (1) was removed in conjunction with prepaying all of its outstanding obligations. In March 2015, we accelerated the outstanding obligations owed by Coraid, Inc., rated Red (5), and this obligor entered into a foreclosure agreement that provided for Intermodal Data, Inc. to purchase certain assets and assume the outstanding obligations owed to us. As of both March 31, 2015 and December 31, 2014, the weighted average investment ranking of our debt investment portfolio was 2.06.

The following table shows the credit rankings for the 16 and 17 portfolio companies, respectively, that had outstanding obligations to us as of March 31, 2015 and December 31, 2014, respectively.

	As of March 31, 2015
Credit Category (dollars in thousands)	Fair Value	Percentage of Total Debt Investments	Number of Portfolio Companies
Clear(1)	$29,596	12.3%	1
White(2)	189,625	79.0	13
Yellow(3)	9,936	4.1	1
Orange(4)	—	—	—
Red(5)	10,986	4.6	1

	$240,143	100.0%	16

	As of December 31, 2014
Credit Category (dollars in thousands)	Fair Value	Percentage of Total Debt Investments	Number of Portfolio Companies
Clear(1)	$10,503	4.2%	1
White(2)	212,445	85.8	14
Yellow(3)	24,661	10.0	2
Orange(4)	—	—	—
Red(5)	—	—	—

	$247,609	100.0%	17

Results of Operations

An important measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gains (losses) and net unrealized gains (losses). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses including interest on borrowed funds.

Net realized gains (losses) on investments are the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized gains (losses) on investments are the net change in the fair value of our investment portfolio.

Three Months Ended March 31, 2015

Since we commenced operations on March 5, 2014, the results of operations for the period ended March 31, 2014 represents only 27 days of operations, as compared to 90 days for the three months ended March 31, 2015, which accounts for most of the differences in operating results over these two periods.

For the three months ended March 31, 2015, our net increase in net assets resulting from operations was approximately $2.7 million which was comprised of approximately $4.9 million of net investment income, approximately $0.3 million of net realized losses and approximately $1.9 million of net unrealized losses. On a per share basis, net investment income was $0.48 per share and the net increase in net assets from operations was $0.27 per share. Our core net investment income for the three months ended March 31, 2015 was approximately $4.6 million, or $0.45 per share.

For the period from March 5, 2014 (commencement of operations) to March 31, 2014, our net increase in net assets resulting from operations was approximately $1.9 million, consisting of approximately $0.5 million in net investment income and approximately $1.4 million in net change in unrealized gains on investments. On a per share basis, net investment income was $0.06 per share and the net change in net assets from operations was $0.20 per share. Our core net investment income for the same period was approximately $844 thousand, or $0.09 per share.

Our investment and other income increased from approximately $1.3 million for the period from March 5, 2014 (commencement of operations) to March 31, 2014, to approximately $9.8 million for the three months ended March 31, 2015. Operating expenses increased from approximately $0.7 million for the period March 5, 2014 (commencement of operations) to March 31, 2014, to approximately $4.9 million for the three months ended March 31, 2015.

Net investment income increased from approximately $0.6 million for the period ended March 31, 2014 to approximately $4.9 million for the three months ended March 31, 2015. Net realized losses were approximately $0.3 million for the three months ended March 31, 2015 due to the losses on warrants of one portfolio company.

There were no realized capital gains or losses during any period in 2014. Net unrealized losses were approximately $1.9 million for the three months ended March 31, 2015 and net unrealized gains were approximately $1.4 million for the period ended March 31, 2014. The net unrealized losses during the three months ended March 31, 2015, included the reversal of some of the unrealized gains recognized in prior periods as the result of prepayment activity in this period. Our net increase in net assets from operations increased from approximately $1.9 million, or $0.20 per share, for the period ended March 31, 2014, to approximately $2.7 million, or $0.27 per share, for the three months ended March 31, 2015. Core net investment income increased from approximately $0.8 million, or $0.09 per share, for the period ended March 31, 2014, to approximately $4.6 million, or $0.45 per share for the three months ended March 31, 2015.

The table below presents our statements of operations for the three months ended March 31, 2015, and for the period from March 5, 2014 (commencement of operations) to March 31, 2014.

Net Increase in Net Assets (dollars in thousands, except per share amounts)	For the Three Months Ended March 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014
Investment and Other Income
Interest income from investments	$9,161	$1,308
Other income
Expiration/termination of unfunded commitments	611	—
Other fees	36	—

Total Investment and Other Income	9,808	1,308

Operating Expenses
Base management fee	1,159	144
Income incentive fee	1,162	—
Capital gains incentive fee	(296)	275
Interest expense and amortization of fees	1,644	154
Administration agreement expenses	371	52
General and administrative expenses	823	114

Total Operating Expenses	4,863	739

Net investment income	4,945	569
Net realized gains	(317)	—
Net change in unrealized gains (losses) on investments	(1,889)	1,374

Net Increase in Net Assets Resulting from Operations	$2,739	$1,943

Core net investment income per share	$0.45	$0.09
Net investment income per share	$0.48	$0.06
Net increase in net assets per share	$0.27	$0.20
Weighted average shares of common stock outstanding	10,285,282	9,842,333

The table below reconciles GAAP net income to core net investment income for the three months ended March 31, 2015 and for the period from March 5, 2014 (commencement of operations) to March 31, 2014. Core net investment income, unlike GAAP net investment income, excludes accrued, but as yet unearned, capital gains incentive fees. We believe an important measure of the investment income that we will be required to distribute each year is core net investment income as capital gains incentive fees are accrued based on unrealized gains but are not earned until realized gains occur. Specifically, the capital gains component of the incentive fee is paid at the end of each calendar year and is 20.0% of our aggregate cumulative realized capital gains from commencement of operations through the end of the year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized losses through the end of such year. For the foregoing purpose, our “aggregate cumulative realized capital gains” does not include any unrealized gains. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. During the three months ended March 31, 2015 and during the period from March 5, 2014 (commencement of operations) to March 31, 2014, no capital gains were realized. For the three months ended March 31, 2015, we reported approximately $1.9 million in unrealized capital losses and we reversed previously accrued capital gains incentive fees of approximately $0.3 million. For the period from March 5, 2014 (commencement of operations) to March 31, 2014, we reported approximately $1.4 million in unrealized capital gains and accrued approximately $0.3 million in capital gains incentive fee.

Net Investment Income and Core Net Investment Income (dollars in thousands, except per share amounts)	For the Three Months Ended March 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014
Net Investment Income	$4,945	$569
Capital gains incentive fee	(296)	275

Core Net Investment Income	$4,649	$844

Net Investment Income per Share	$0.48	$0.06
Capital gains incentive fee per share	(0.03)	0.03

Core Net Investment Income per Share	$0.45	$0.09

Investment income includes interest income on our debt investments utilizing the effective yield method and includes cash interest income as well as the amortization of purchase premium, accretion of purchase discount, original issue discount, facilities fees, and the amortization and payment of the end-of-term payments. For the three months ended March 31, 2015, investment income totaled approximately $9.2 million, representing a weighted average portfolio yield of approximately 14.6% on debt investments for the period held. For the period ended March 31, 2014, investment income totaled approximately $1.3 million, representing a weighted average portfolio yield of approximately 14.3% on debt investments for the period held.

We calculate weighted average portfolio yields for periods shown as the annualized rates of the interest income recognized during the period divided by the average amortized cost of debt investments in the portfolio at the beginning of each month in the period. The weighted average yields reported for these periods are annualized and reflect the weighted average yields to maturities. Should the portfolio companies choose to repay their loans earlier, our weighted average yields will increase for those debt investments affected but may reduce our weighted average yields on the remaining portfolio in future quarters. As our portfolio grows and seasons, we expect our loans to be outstanding for shorter periods than to maturity and to reflect healthy prepayment activity.

For the three months ended March 31, 2015, the weighted average portfolio yield on our portfolio of approximately 14.6% was comprised of approximately 11.0% cash interest income, approximately 0.6% of accretion of the net purchase discount, facilities fees and the value of warrants received, approximately 2.9% of accretion of end-of-term payments and approximately 0.1% due to the accelerated receipt of end-of term payments on prepayments. For the period from March 5, 2014 (commencement of operations) to March 31, 2014, the weighted average portfolio yield on our portfolio of approximately 14.3% was comprised of approximately 11.2% cash interest income, approximately 0.1% of accretion of the net purchase discount, facilities fees and the value of warrants received, and approximately 3.0% of accretion of end-of-term payments.

The yield on our portfolio, excluding the impact of prepayments was approximately 14.5% for the three months ended March 31, 2015. There were no prepayments during the period from March 5, 2014 (commencement of operations) to March 31, 2014. The actual yields on our portfolio will be dependent on future fundings and the performance of our loans including prepayments.

For the three months ended March 31, 2015, we recognized approximately $0.6 million in other income which was almost entirely due to the termination or expiration of unfunded commitments and approximately $36 thousand from amortization of certain fees paid by companies and miscellaneous income. For the period from March 5, 2014 (commencement of operations) to March 31, 2014, we did not recognize any other income.

For the three months ended March 31, 2015, total operating expenses were approximately $4.9 million, comprising of approximately $2.1 million in base management and incentive fees, approximately $1.6 million in interest expense, approximately $0.4 million in administrative agreement expenses, and approximately $0.8 million in general and administrative expenses. For the period from March 5, 2014 (commencement of operations) to March 31, 2014, total operating expenses were approximately $0.7 million, comprising of approximately $0.4 million in base management and incentive fees, approximately $0.1 million in interest expense, approximately $0.1 million in administrative agreement expenses, and approximately $0.1 million in general and administrative expenses. In determining the base management fee, our Adviser had agreed not to include the U.S. Treasury bill assets acquired at the end of each of the quarter of 2014 in the calculation of the gross assets. We anticipate operating expenses will increase over time as our portfolio continues to grow. However, we anticipate operating expenses, as a percentage of totals assets and net assets, will decrease over time as our portfolio and capital base grow. We expect management fees will increase as we grow our asset base and our earnings exceed the hurdle rate for the investment income incentive fee. Capital gains incentive fee will depend on realized and unrealized gains and losses. Interest expense will increase as we utilize more of our credit facility, and we expect fees per the administrative agreement and general and administrative agreements will increase to meet the additional requirements associated with servicing a larger portfolio.

There was $0.3 million of realized losses during the three months ended March 31, 2015 and no realized gains or losses for the period from March 5, 2014 (commencement of operations) to March 31, 2014.

During the three months ended March 31, 2015, our net change in unrealized losses on investments was approximately $1.9 million consisting of approximately $3.3 million net change in unrealized losses on debt and short-term investments due to changes in fair value and approximately $1.4 million net change in unrealized gains on warrants due to changes in fair value. During the period from March 5, 2014 (commencement of operations) to March 31, 2014, our net change in unrealized gains on investments was approximately $1.4 million, consisting of approximately $0.9 million of net change in unrealized gains on warrants due to changes in fair value and approximately $0.5 million of net change in unrealized gains on debt investments due to changes in fair value. Net change in unrealized gains or losses in subsequent periods may be volatile as it depends on changes in the market, changes in the underlying performance of our portfolio companies and their respective industries, and many other factors.

Net unrealized losses on investments as of March 31, 2015 were approximately $0.4 million, or $0.02 per share. The table below summarizes the unrealized gains and losses in our investments in portfolio companies as of March 31, 2015.

	As of March 31, 2015
Unrealized Gains and Losses (dollars in thousands)	Debt Investments	Warrants	Equity Investments	Total Investments
Unrealized gains	$809	$2,556	$571	$3,936
Unrealized losses	(3,754)	(588)	—	(4,342)

Net unrealized gains	$(2,945)	$1,968	$571	$(406)

In addition to the unrealized gains and losses in our investments in portfolio companies as of March 31, 2015 summarized in the table above, there were approximately no unrealized losses on U.S. Treasury bills.

Critical Accounting Policies

The preparation of our financial statements in accordance with Generally Accepted Accounting Principles requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we describe our critical accounting policies in the notes to our condensed consolidated financial statements.

Valuation of Investments

We measure the value of our investments at fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or “ASC Topic 820,” issued by the Financial Accounting Standards Board, or “FASB.” Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Our Valuation Committee is also responsible for assisting our Board in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, our Board, with the assistance of our Adviser and its senior investment team and independent valuation agents, is responsible for determining, in good faith, the fair value in accordance with the valuation policy approved by our Board. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. We consider a range of fair values based upon the valuation techniques utilized and select the value within that range that was most representative of fair value based on current market conditions as well as other factors our Adviser’s senior investment team considers relevant. Our Board will make this fair value determination on a quarterly basis or at such other times when the Board feels it would be appropriate to do so given the circumstances. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below.

Level 1—Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

Level 3—Valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by our Adviser’s professionals that are responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our Adviser’s senior investment team;

•	Our Valuation Committee then reviews these preliminary valuations and makes fair value recommendations to the Board;

•

At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm. However, our Board does not intend to have de minimis investments of less than 1.0% of our gross assets (up to an aggregate of 10.0% of our gross assets) independently reviewed; and

•

Our Board then discusses valuations and determines, in good faith, the fair value of each investment in our portfolio based on the input of our Adviser, the respective independent valuation firms and our Valuation Committee.

Debt Investments

The debt investments are primarily loans and equipment financings made to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by leading venture capital investors. These investments are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for these type of debt instruments and thus our Adviser’s senior investment team must estimate the fair value of these investment securities based on models utilizing unobservable inputs.

To estimate the fair value of our debt investments, we compare the cost basis of the debt investment, which includes original issue discount, to the resulting fair value determined using a discounted cash flow model, unless another model is more appropriate based on the circumstances at the measurement date. The discounted cash flow approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to our investments, in order to determine a comparable range of effective market interest rates for our investments. The range of interest rate spreads utilized is based on borrowers with similar credit profiles. All remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

This valuation process includes, among other things, evaluating the underlying investment performance, the portfolio company’s current financial condition and ability to raise additional capital, as well as macro-economic events that may impact valuations. These events include, but are not limited to, current market yields and interest rate spreads of similar securities as of the measurement date. Increases (decreases) in these unobservable inputs could result in a significantly higher (lower) fair value measurement.

Under certain circumstances, we may use an alternative technique to value the debt investments that better reflects the fair value of the investment, such as the price paid or realized in a recently completed transaction or a binding offer received in an arm’s length transaction, the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability or estimates of proceeds that would be received in a liquidation scenario.

Warrants

Fair values of the warrants are primarily estimated using a Black Scholes option pricing model. Privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the following:

•

Underlying enterprise value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Valuation techniques to determine enterprise value include market multiple approaches, income approaches or approaches that utilize recent rounds of financing and the portfolio company’s capital structure to determine enterprise value. Valuation techniques are also utilized to allocate the enterprise fair value of a portfolio company to the specific class of common or preferred stock exercisable in the warrant. Such techniques take into account the rights and preferences of the portfolio company’s securities, expected exit scenarios, and volatility associated with such outcomes to allocate the fair value to the specific class of stock held in the portfolio. Such techniques include option pricing models, including back solve techniques, probability weighted expected return models, and other techniques as determined to be appropriate.

•

Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on comparable publicly-traded companies within indices similar in nature to the underlying company issuing the warrant. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

•

The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

•

Other adjustments, including a marketability discount on private company warrants, are estimated based on our judgment about the general industry environment. Increases (decreases) in this unobservable input could result in a significantly lower (higher) fair value.

•

Historical portfolio experience on cancellations and exercises of warrants are utilized as the basis for determining the estimated life of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or initial public offerings, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

Under certain circumstances we may use an alternative technique to value warrants that better reflects the warrants’ fair values, such as an expected settlement of a warrant in the near term, a model that incorporates a put feature associated with the warrant, or the price paid or realized in a recently completed transaction or binding offer received in an arm’s length transaction. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Equity Investments

The fair value of an equity investment in a privately held company is initially the amount invested. We adjust the fair value of equity investments in private companies upon the completion of a new third party round of equity financing subsequent to our investment. We may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. We may also reference comparable transactions and/or secondary market transactions to estimate fair value. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. These assets are recorded at fair value on a recurring basis. These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Income Recognition

Interest income, adjusted for amortization of market premium and accretion of market discount, is recorded on an accrual basis to the extent that we expect to collect such amounts. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with our debt investments, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective interest method. Loan origination fees received in connection with the closing of investments are reported as unearned income which is included as amortized cost of the investment; the unearned income from such fees is accreted over the contractual life of the loan based on the effective interest method as interest income. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized loan origination fees, and unamortized market discounts are recorded as interest income. Upon prepayment of a loan or debt security, unamortized loan origination fees and unamortized market discounts are recorded as interest income. EOT payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. Interest is accrued during the life of the loan on the EOT payment using the effective interest method as non-cash income. The EOT payment generally ceases accruing to the extent the borrower is unable to pay the remaining principal and interest due.

Other income includes certain fees paid by portfolio companies and the recognition of the value of unfunded commitments that expired during the reporting period.

Realized/Unrealized Gains or Losses

We measure realized gains or losses from the repayment or sale of investments using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees. We report changes in fair value of investments that are measured at fair value as a component of net change in unrealized gains (losses) on investments in the condensed consolidated statements of operations.

Management Fees

We accrue for the base management fee and incentive fee. The accrual for incentive fee includes the recognition of incentive fee on unrealized capital gains, even though such incentive fee is neither earned nor payable to the Adviser until the gains are both realized and in excess of unrealized losses on investments.

U.S. Federal Income Taxes

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our taxable year ended December 31, 2014. Generally, a RIC is not subject to U.S. federal income taxes on distributed income and gains if it distributes at least 90% of its net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any, to its stockholders. Additionally, a RIC must distribute at least 98% of its ordinary income and 98.2% of its capital gain net income on an annual basis and any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which the RIC previously paid no U.S. federal income tax to avoid a U.S. federal excise tax. We intend to distribute sufficient dividends to maintain our RIC status each year and do not anticipate paying any material U.S. federal income taxes in the future.

Liquidity and Capital Resources

For the three months ended March 31, 2015, cash provided by operating activities, consisting primarily of purchases, sales and repayments of investments and the items described in “Results of Operations,” was approximately $1.4 million. Cash provided by financing activities mainly due to net borrowings, was approximately $1.5 million. As of March 31, 2015, cash, including restricted cash, was approximately $18.3 million.

On April 1, 2015, we completed a follow-on public offering of 6,500,000 shares of our common stock and received net proceeds of approximately $93.7 million after offering costs. On April 1, 2015, upon receipt of proceeds from the public equity offering of common stock, our cash balance was $112.9 million.

As a BDC, we generally have an ongoing need to raise additional capital for investment purposes. As a result, we expect, from time to time, to access the debt and equity markets when we believe it is necessary and appropriate to do so. In this regard, we continue to explore various options for obtaining additional debt or equity capital for investments. This may include expanding or extending our credit facility, or the issuance of additional shares of our common stock of debt securities. If we are unable to obtain leverage or raise equity capital on terms that are acceptable to us, our ability to grow our portfolio could be substantially impacted.

Contractual Obligations

In February 2014, we entered into a credit agreement with Deutsche Bank, acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc., and AloStar Bank of Commerce, as other lenders, which provided us with a $150.0 million commitment, subject to borrowing base requirements. In August 2014, we amended our Credit Facility to increase the total commitments available there under by $50.0 million to $200.0 million in aggregate. In November 2014, we modified the definition and calculation of “excess concentration amount” in the Credit Facility to increase our ability to borrow under the Credit Facility against loans to non-U.S. companies.

As of March 31, 2015, we had outstanding borrowings of $120.0 million under our Credit Facility, which is included in the condensed consolidated statements of assets and liabilities. We had $80.0 million of remaining capacity on our Credit Facility as of March 31, 2015. The tables below provide a summary of when payments are due under our Credit Facility as of March 31, 2015.

	As of March 31, 2015
Payments Due By Period (dollars in thousands)	Total	Less than 1 year	1 - 3 years	3 - 5 years	More than 5 years
Credit Facility	$120,000	$—	$120,000	$—	$—

Total	$120,000	$—	$120,000	$—	$—

We are a party to certain delay draw credit agreements with our portfolio companies, which require us to make future advances at the companies’ discretion during a defined loan availability period. Our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. As of March 31, 2015, our unfunded commitments to nine companies and eleven companies totaled $153.5 million. Out of $153.5 million as of March 31, 2015, $28.0 million was dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. In addition, these commitments are available for a limited time and $86.0 million will expire during 2015 and $67.5 million will expire during 2016 if not drawn prior to expiration. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for us. Over time, we generally expect approximately 75% of our gross unfunded commitments to be drawn before the expiration of their corresponding availability periods. We evaluate funding needs and expectations for each company at the time of commitment and as the company progresses and develops during the availability period.

The Staff of the Division of Investment Management has recently informed us that it views our unfunded commitments as senior securities under the 1940 Act. Although we do not agree with the Staff’s position, we intend to comply with the Staff’s position by either maintaining 200% asset coverage or otherwise segregating or setting aside liquid assets or engaging in other SEC or staff-approved measures to “cover” our unfunded commitments in an amount required to comply with the 1940 Act. As required by the 1940 Act, the Credit Facility also has a requirement that we maintain a 200% asset coverage ratio.

As of December 31, 2014, we had a payable of approximately $50.0 million due January 2, 2015, for the acquisition of U.S. Treasury bills. On January 2, 2015, we sold the U.S. Treasury bills and settled the payable in full.

In addition to the contractual obligations set forth above, we have certain obligations with respect to the investment advisory and administration services we received during the three months ended March 31, 2015. As of March 31, 2015, the outstanding obligations totaled approximately $2.3 million.

Off-Balance Sheet Arrangements

We are a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of March 31, 2015 and December 31, 2014, our off-balance sheet arrangements consisted of $153.5 million and $211.0 million, respectively, of unfunded commitments, of which $28.0 million and $40.5 million was dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. Our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company.

The table below provides our unfunded commitments by customer as of March 31, 2015 and December 31, 2014.

As of March 31, 2015
Unfunded Commitments (dollars in thousands)	Principal Balance
Birst, Inc.	$22,500
Cambridge Broadband Network Limited	1,000
CipherCloud, Inc.	25,000
Inspirato LLC	10,000

As of March 31, 2015
Unfunded Commitments (dollars in thousands)	Principal Balance
Medallia, Inc.	$20,000
Mind Candy Limited	15,000
Nutanix, Inc.	20,000
Shazam Entertainment Limited	20,000
SimpliVity Corporation	20,000
Tintri, Inc.	—
Virtual Instruments Corporation	—

Total	$153,500

Dividends and Distributions

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses to our stockholders on an annual basis. Additionally, we must distribute at least 98% of our ordinary income and 98.2% of our capital gain net income on an annual basis and any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax to avoid a U.S. federal excise tax. To the extent our earnings fall below the total amount of our distributions for a taxable year, a portion of those distributions may be deemed a tax-free return of capital to our stockholders. Our Adviser monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax-free return of capital may occur for the year. The tax character of distributions will be determined at the end of the taxable year. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains. The specific tax characteristics of our distributions will be reported to stockholders after the end of the taxable year.

Related Parties

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We have entered into the Advisory Agreement with our Adviser. Certain of our officers are also principals of the Adviser.

•

We have entered into the Administration Agreement with our Administrator. Pursuant to the terms of the Administration Agreement, our Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Certain of our officers are also principals of the Administrator.

•	We have entered into a license agreement with TPC pursuant to which TPC has agreed to grant us a non-exclusive, royalty-free license to use the name “TriplePoint.”

We have also adopted a Code of Ethics which applies to our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the New York Stock Exchange corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Recent Developments

Equity Offerings

On April 29, 2015, we raised an additional approximately $2.2 million through the issuance of 154,018 shares of our common stock as the result of the underwriters’ partial exercise of their overallotment option.

Dividends

On May 6, 2015, our Board of Directors announced a $0.36 per share dividend, payable on June 16, 2015, to stockholders of record on May 29, 2015.

Recent Portfolio Activity

On April 15, 2015, Intermodal Data, Inc. acquired certain assets and assumed the outstanding obligations owed to us by Coraid, Inc. and entered into a new loan agreement with us for the amounts owed.

From April 1, 2015, through May 5, 2015, we closed $25.0 million in new debt commitments. TPC’s direct origination platform entered into $23.0 million of additional non-binding signed term sheets with venture growth stage companies, subject to due diligence, definitive documentation and investment committee approval, as well as compliance with TPC’s allocation policy.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of March 31, 2015.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Credit Facility	$120,000	$2.98	—	$N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, in relation to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

Overview

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. We also intend to elect to be treated, and intend to qualify annually thereafter as a RIC under Subchapter M of the Code for U.S. federal income tax purposes, beginning with our taxable year ended December 31, 2014. We are an “emerging growth company” under the JOBS Act. For so long as we remain an emerging growth company under the JOBS Act, we will be subject to reduced public company reporting requirements.

We were formed to expand the venture growth stage business segment of TPC’s global investment platform and are the primary vehicle through which TPC focuses its venture growth stage business. Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by TPC’s select group of leading venture capital investors.

TPC, widely recognized as a leading global financing provider, is located on Sand Hill Road in Silicon Valley, and provides venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifecycle. Our Adviser’s senior investment team, including TPC’s co-founders James P. Labe and Sajal K. Srivastava, are highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle, and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Additionally, TPC has a strong reputation and proven track record within its markets, significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment monitoring capabilities. We believe such relationships and capabilities enables us to generate meaningful deal flow and investment opportunities.

Since the launch of its investment platform in 2006 through December 31, 2013, TPC has successfully raised approximately $1.25 billion of capital commitments from institutional investors, which may be increased to approximately $1.75 billion at the option of one of TPC’s existing institutional investors. To supplement these capital commitments, TPC has secured approximately $1.4 billion of cumulative warehouse-based and other multi-year credit facilities from international banking firms over the same period. Since the launch of TPC’s global investment platform in 2006 through December 31, 2013, our Adviser’s senior investment team committed and funded approximately $2.3 billion and $1.5 billion, respectively, of capital to more than 355 companies, generating more than $415.3 million of cumulative total investment income and $81.4 million of cumulative net realized warrant and equity gains (excluding potential gains relating to $18.3 million of publicly traded securities held as of December 31, 2013) while incurring less than $42.1 million of cumulative net realized credit losses.

We categorize venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. For additional information on how we define each market stage, see “—Market Opportunity.” We originate and invest primarily in venture growth stage companies. Companies at the venture growth stage have distinct characteristics differentiating them from venture capital-backed companies at other stages in their development lifecycle. For example, the venture growth stage companies that we target generally have completed development of their primary technology and products, meaningful customer sales, experienced management teams, proprietary intellectual property, significant enterprise values and strong capital bases relative to our investments. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies is enhanced through our Adviser’s focus on originating investments primarily backed by TPC’s select group of leading venture capital investors. We believe these venture capital investors generally (i) have strong brand recognition and track records, respected reputations and experienced professionals; (ii) have superior selection processes and access to quality investment opportunities; (iii) identify and back experienced entrepreneurs with high potential for success; (iv) invest in companies with innovative and proprietary technology that will expand existing or create new market segments; (v) provide specialized knowledge, expertise and assistance in building and growing these companies into industry-leading enterprises; (vi) support their companies through continued economic support or by assisting them in raising additional capital from new equity investors; (vii) encourage their companies to opportunistically and prudently utilize debt financing; and (viii) generate strong returns through sales and initial public offerings of the companies in which they invest. In addition, we believe TPC’s select group of leading venture capital investors is able to raise additional funds to invest in new companies which should result in more future debt financing opportunities for us.

We originate and invest primarily in loans that have a secured collateral position and are used by venture growth stage companies to finance their continued expansion and growth, equipment financings and, on a select basis, revolving loans, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. We underwrite our investments seeking an unlevered yield-to-maturity on our growth capital loans and equipment financings generally ranging from 10% to 18% and on our revolving loans generally ranging from 1% above the applicable prime rate to 10%, in each case, with potential for higher returns in the event we are able to exercise warrants and realize gains or sell our related equity investments at a profit. We also generally underwrite our secured loans seeking a loan-to-enterprise value of less than 25%. We make investments that our Adviser’s senior investment team believes have a low probability of loss due to our expertise and the revenue profile, product validation, customer commitments, intellectual property, financial condition and enterprise value of the potential opportunity. We believe these investments provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We believe that the venture growth stage debt market presents a compelling growth channel for us because it has high barriers to entry and is underserved by both traditional lenders and existing debt financing providers to venture capital-backed companies given the brand, reputation and market acceptance, industry relationships, venture lending and leasing expertise, specialized skills, track record, and other factors required to lend to companies backed by leading venture capital investors. Additionally, we believe our investments are distinct compared with the investments made by more traditional lenders because our investments provide us the ability to invest alongside leading venture capital investors in companies focused in technology, life sciences and other high growth industries. We also believe that our investments are distinct compared to the investments made by existing debt financing providers to venture capital backed companies given our primary focus on venture growth stage companies backed by TPC’s select group of leading venture capital investors.

We believe we are able to successfully structure these investments as a result of the strong value proposition our secured loans offer to both borrowers and their venture capital investors. Our secured loans provide venture growth stage companies with an opportunity to:

•	diversify their funding sources;

•	augment their existing capital base and extend operating capital;

•	scale business operations and accelerate growth;

•	fund administrative expenses ahead of anticipated corresponding revenue;

•	expand product offerings through internal development or acquisitions;

•	lower the upfront costs of capital expenditures;

•	build and/or expand their leadership positions within their respective markets;

•	accelerate and/or smooth out the timing of cash collections; and

•	delay and/or postpone the need for its next round of equity financing,

in each case, extending its cash available to fund operations without incurring substantial equity dilution during a critical time in their lifecycle when they are meaningfully building enterprise value.

We commenced investment activities on March 5, 2014. In order to expedite the ramp-up of our investment activities and further our ability to meet our investment objectives, on March 5, 2014, we acquired our initial portfolio. The net consideration paid to acquire our initial portfolio was approximately $121.7 million, which reflected approximately $123.7 million of investments less approximately $2.0 million for the prepaid interest and the fair value of unfunded commitments. We financed the acquisition of our initial portfolio by using a portion of a $200.0 million bridge facility, or the “Bridge Facility,” provided by Deutsche Bank AG, New York Branch, or “Deutsche Bank.” On March 11, 2014, we completed our initial public offering and sold 9,840,655 shares of common stock (including 1,250,000 shares of common stock through the underwriters’ exercise of their overallotment option and the concurrent private placement of 257,332 shares of common stock to our Adviser’s senior investment team and other persons associated with TPC) of our common stock at an offering price of $15.00 per share. We received $141.6 million of net proceeds in connection with the initial public offering and concurrent private placement, net of the portion of underwriting fees and offering costs we paid. We used these net proceeds to pay down all amounts outstanding under the Bridge Facility and terminated the Bridge Facility in conjunction with such repayment. In February 2014, we entered into a $150 million revolving credit facility, as amended, or “the Credit Facility,” which became effective concurrent with the completion of our initial public offering. On August 8, 2014, we amended the Credit Facility to increase the total commitments by $50 million to $200 million in aggregate. Borrowings under the Credit Facility bear interest at the sum of (i) the commercial paper rate for certain specified lenders and 30-day LIBOR for other lenders or, if LIBOR is unavailable, the higher of Deutsche Bank’s commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin of 3.5% during the Credit Facility’s revolving period. The revolving period under the Credit Facility expires in 2016. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Credit Facility.” On April 1, 2015, we completed a follow-on public offering of 6,500,000 shares of our common stock and received net proceeds of approximately $93.7 million after offering costs.

Triplepoint Capital, Senior Investment Team, Adviser and Administrator

Triplepoint Capital

TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. TPC is located on Sand Hill Road in Silicon Valley and has a primary focus in technology, life sciences and other high growth industries. TPC’s portfolio of venture capital-backed companies included and/or includes widely recognized and industry-leading companies, including, among others, Facebook, YouTube, Bloom Energy, Chegg, Etsy, Gilt Groupe, Oncomed, One Kings Lane, Proteolix, Ring Central, Ruckus Wireless, Segway, Shazam, Splunk, Square, Varonis and Workday.

TPC’s global investment platform serves venture capital-backed companies backed by its select group of leading venture capital investors across all five stages of development of a venture capital-backed company’s lifecycle with dedicated business segments focused on providing creative, flexible and customized debt financings and complementary services at each stage. In addition, TPC has a business segment targeting equity investing in seed, early and later stage venture capital-backed companies called TriplePoint Ventures. TPC also has a “fund of funds” business segment which seeks to selectively invest in venture capital funds established by certain of its select group of leading venture capital investors.

TPC utilizes a unique, relationship-based lending strategy which primarily targets companies funded by a select group of leading venture capital investors. TPC refers to this approach as the “TriplePoint Lifespan Approach.” Key elements of the TriplePoint Lifespan Approach include:

•	establishing debt financing relationships with select venture capital-backed companies across all five lifecycle stages of development;

•	working with TPC’s select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams,

strong investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms;

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developing debt financing relationships as early as possible in a venture capital-backed company’s lifecycle in order to have a real-time understanding of the company’s capital needs and be in a strategic position to evaluate and capitalize on additional investment opportunities as the company matures;

•	diligently monitoring the progress and ongoing creditworthiness of a borrower; and

•	serving as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service.

In February 2014, our Adviser entered into the Staffing Agreement with TPC, under which TPC has made and will continue to make, its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement (i) provides us with access to deal flow generated by TPC in the ordinary course of its business; (ii) provides us with access to TPC’s investment professionals, including its senior investment team led by Messrs. Labe and Srivastava, and TPC’s non-investment employees; and (iii) commits certain key senior members of TPC’s Investment Committee to serve as members of our Adviser’s Investment Committee. TPC is obligated under the Staffing Agreement to allocate investment opportunities among its affiliates fairly and equitably over time in accordance with its allocation policy. Our Adviser is responsible for determining if we will participate in deal flow generated by TPC. Our Adviser takes advantage of the significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment monitoring capabilities of TPC’s senior investment team.

Senior Investment Team

Our Adviser’s senior investment team is led by TPC’s co-founders, James P. Labe and Sajal K. Srivastava, who are highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner over the long-term. Our Adviser’s co-founders have worked together for more than 15 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser’s senior investment team has an average of more than 15 years of relevant experience and an extensive network of industry contacts and venture capital relationships.

James P. Labe, our Chief Executive Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. Mr. Labe has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s investment originations and venture capital relationship management efforts since its inception.

Sajal K. Srivastava, our Chief Investment Officer and President, contributes strong investment and operating leadership experience along with a venture lending, leasing and technology finance background. Since its inception, Mr. Srivastava has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s investment analysis, account servicing, portfolio monitoring, legal and finance groups. Prior to co-founding TPC, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he structured, negotiated and managed over $200 million of transactions and also managed the diligence and credit analysis team.

Our Adviser

Our investment activities are managed by our Adviser, which is registered as an investment adviser under the Advisers Act and is a subsidiary of TPC. Our Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and diligencing our investments and monitoring our investment portfolio on an ongoing basis. Our Adviser was organized in August 2013 and, pursuant to the Investment Advisory Agreement, we pay our Adviser a base management fee and an incentive fee for its services. Our Adviser has retained Mr. Carl M. Rizzo to act as its Chief Compliance Officer under the terms of an agreement between our Adviser and Alaric Compliance Services LLC. For information regarding our Adviser, see “Fees and Expenses,” “Management Agreements—Investment Advisory Agreement” and “Related Party Transactions and Certain Relationships—Investment Advisory Agreement.”

Our Administrator

Our administrative functions are provided by our Administrator. Our Administrator is responsible for furnishing us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we pay our Administrator an amount equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance and financial reporting functions. For information regarding our Administrator, see “Fees and Expenses,” “Management Agreements—Administration Agreement” and “Related Party Transactions and Certain Relationships—Administration Agreement.”

Investment Strategy

Overview

Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation. We pursue our investment objective by relying on a core investment philosophy described as the “Four Rs.” The Four Rs stand for:

•	Relationships—We seek to develop and maintain deep, longstanding and mutually beneficial relationships with TPC’s select group of leading venture capital investors, borrowers and entrepreneurs.

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Reputation—We seek to preserve and extend the strong reputation of TPC’s brand and franchise as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service when interacting with venture capital investors, borrowers and entrepreneurs and when originating, structuring, underwriting and monitoring our investments.

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References—We seek to make every venture capital investor, borrower and entrepreneur with whom we work a reference so that they not only work with us again but encourage others to work with us also. We believe that receiving referrals from TPC’s select group of leading venture capital investors, borrowers and entrepreneurs is a critical part of our investment origination process and differentiates us from other lenders.

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Returns—We believe that by focusing on relationships, reputation and references, in addition to utilizing our specialized and established credit and monitoring process, we will generate attractive risk-adjusted returns over the long-term.

We invest primarily in (i) growth capital loans that have a secured collateral position and that are used by venture growth stage companies to finance their continued expansion and growth, (ii) equipment financings, which may be structured as loans or leases, that have a secured collateral position on specified mission-critical equipment, (iii) on a select basis, revolving loans that have a secured collateral position and that are used by venture growth stage companies to advance against inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or equivalent and (iv) direct equity investments in venture growth stage companies. We also generally underwrite our secured loans seeking a loan-to-enterprise value of less than 25%. In connection with our growth capital loans, equipment financings and revolving loans, we generally receive warrants that allow us to participate in any equity appreciation of our borrowers and enhance our overall investment returns.

We believe that our relationship-based approach to investing, which leverages our Adviser’s senior investment team’s expertise in developing strong relationships with venture capital investors and venture capital-backed companies, understanding the capital needs of a venture growth stage company, and structuring and customizing attractive financing solutions to meet the financing needs throughout a company’s growth stage, enables us to identify, attract and proactively capitalize on venture growth stage companies’ debt needs as they grow and become successful enterprises.

Target Venture Growth Stage Companies

We primarily target investment opportunities in venture growth stage companies backed by venture capital investors. However, having backing from a venture capital investor does not guarantee financing from us. Prospective borrowers must further qualify based on our Adviser’s rigorous and established investment selection and underwriting criteria and generally have many of the following characteristics:

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financing from a member of TPC’s select group of leading venture capital investors with whom TPC has an established history of providing secured loans alongside equity investments made by these venture capital investors;

•	focused in technology, life sciences or other high growth industries and targeting an industry segment with a large and/or growing market opportunity;

•	completion of their primary technology and product development;

•

meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year or on an annualized run rate at least $20 million in revenues and a strong outlook for continued and/or potentially rapid revenue growth;

•	a leadership position in its market (or the potential to establish a leadership position) with potential and/or defensible barriers to entry;

•	an experienced and relatively complete senior management team with a successful track record;

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support from existing venture capital investors in the form of meaningful invested equity capital relative to our investment amount and/or reserved capital or willingness to invest additional capital as needed;

•	strong likelihood of raising additional equity capital or achieving an exit in the form of an initial public offering or sale based on our determination;

•	differentiated products, unique technology, proprietary intellectual property, and/or positive clinical results that may have intrinsic value on a stand-alone and/or liquidation basis;

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meaningful enterprise value relative to the size of our investment as indicated by a recent equity round valuation or as determined by a third-party with, in our Adviser’s senior investment team’s opinion, the potential for upside;

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a balanced current financial condition typically with 12 months or more of operating cash runway based on its projected cash burn and/or a path to profitability typically over a three to five year period from the date of our investment; and

•	upcoming strategic and potential enterprise valuation-accreting business milestones that our investment can help provide operating cash runway for the company to achieve.

For many venture capital-backed companies, we believe that the venture growth stage is generally the point in their lifecycle at which they begin operational and financial preparations for a liquidity event, such as an initial public offering or private sale. For detailed information regarding the characteristics of venture growth stage companies we target, see “Business—Market Opportunity—Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies.” We believe these investments provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We invest opportunistically in venture capital-backed companies at other lifecycle stages of development when our Adviser’s senior investment team believes that they present an attractive investment opportunity for us, subject to our compliance with applicable requirements under the 1940 Act.

We believe that the profiles of the venture growth stage companies that we target mitigate our risk because we expect these companies typically have several options to repay our debt financing through:

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cash flow either from achieving the strong and rapid revenue and profitability plans targeted at the time of our underwriting or in a downside risk scenario from reducing growth and associated operating expenses;

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receiving additional cash from new equity investors based on the progress and development made by the company and their outlook for growth or in a downside risk scenario from existing equity investors to avoid them from otherwise losing all of their invested capital given our ability to foreclose on our collateral;

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receiving acquisition offers from strategic or other financial investors or undertaking an initial public offering, given their large and growing market opportunities, the stage of development of their underlying technology and products and their financial profile; or

•	in a worst case scenario, liquidating underlying assets including any proceeds from the sale of equipment, inventory, accounts receivable and/or intellectual property.

Invest with TriplePoint Capital’s Select Group of Leading Venture Capital Investors

We generally expect to (i) benefit from the relationships developed by TPC as part of its TriplePoint Lifespan Approach and (ii) target investment opportunities backed by a select group of leading venture capital investors with whom our Adviser’s senior investment team has an established history of providing secured loans alongside equity investments made by these venture capital investors. We believe these well-recognized firms have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon their strong reputations and track records, specialized knowledge and experienced investment professionals. As a result of this strategy, we focus and narrow our investment sourcing efforts to those investment opportunities backed by these leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We believe these relationships serve as an important source of investment opportunity referrals for us. We work with our select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property, potential for meaningful warrant and/or equity returns and sufficient cash reserves to complement a potential debt financing opportunity.

Focus in Technology, Life Sciences and other High Growth Industries

We generally target technology, life sciences and other high growth industries and further specialize in subsectors within each of these industries including:

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Technology—areas of focus include: big data, cloud computing, communications, consumer, data storage, electronics, energy efficiency, hardware, information services, internet and media, networking, semiconductors, software, software as a service, wireless communications and other technology related subsectors;

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Life Sciences—areas of focus include: biotechnology, diagnostic testing and bioinformatics, drug delivery, drug discovery, healthcare information systems, healthcare services, medical, surgical and therapeutic devices, pharmaceuticals and other life science related subsectors; and

•	Other High Growth Industries—areas of focus vary depending upon our Adviser’s investment strategy.

Our Adviser seeks to invest in those subsectors where our Adviser sees opportunities for innovation, globalization, demand and other drivers of change create significant business opportunities for venture growth stage companies with cutting edge technology, differentiated value propositions and sustainable competitive advantages. As a result, we believe that companies in these subsectors are more likely to attract significant investment from venture capital investors, private equity firms or strategic partners and are a more attractive candidate for a liquidity event than a company in a non-high growth industry.

Offer Creative Financing Solutions with Attractive Risk-Adjusted Pricing

Debt financings for venture growth stage companies are extremely diverse with use of proceeds, repayment structures and value propositions varying considerably among different company types. Our debt financings are customized based on a host of factors, including our review, assessment and analysis of each company’s management team, business outlook, underlying technology, support from its venture capital investors, products or services, current and future financial profile, intended use of our proceeds and anticipated payback structure, timing of a liquidity event and return potential. The diversity of debt financing possibilities requires prospective lenders to demonstrate a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization, willingness to provide customized products and flexibility. We believe the members of our Adviser’s senior investment team are uniquely situated given their extensive industry background, track record, knowledge and lending experience in the technology, life sciences and other high growth industries, as well as venture capital, private equity and credit, to analyze, structure and underwrite such debt financings. We believe that we have the ability to appropriately price the investment opportunities we originate based upon the debt structures we employ and the individual risk profiles of our borrowers to generate attractive risk-adjusted returns for us and our stockholders.

Generate Equity Upside over Time through Warrant and Equity Investments

In connection with our secured loans, we generally receive warrants to acquire preferred or common stock in a venture growth stage company with an exercise price typically equal to the same price per share paid by the company’s venture capital investors in its last round of equity financing or a recent valuation of the venture growth stage company as determined by a third-party. Our warrant coverage generally ranges from 2% to 10% of the committed loan amount. The warrants we obtain typically include a “cashless exercise” provision to allow us to exercise these rights without any additional cash investment. We also generally receive the opportunity to invest equity directly in our venture growth stage companies. We believe that making equity investments and receiving warrants in venture growth stage companies with exit events on the horizon, such as an initial public offering or private sale, increases the likelihood of equity appreciation and enhanced investment returns. As a venture growth stage company’s enterprise value changes we expect to recognize unrealized gains or losses from the fair value changes in our warrants and equity investments and in conjunction with either a sale of the company or in connection with or following an initial public offering, we expect to achieve additional investment returns and realized gains from the exercise of these warrants and the sale of the underlying stock.

Utilize a Disciplined Investment Process

Our Adviser’s senior investment team leverages the more than 25 years of experience and expertise of Mr. Labe, one of TPC’s co-founders, and the track record developed by Messrs. Labe and Srivastava at TPC since its inception for reviewing prospective borrowers and potential financings, structuring those financings and subsequently monitoring those that are pursued and made, through which our Adviser’s senior investment team has succeeded in making profitable investments and minimizing credit losses. Additionally, we believe that the credit performance of our venture growth stage companies and the returns associated with lending to these companies are enhanced through our Adviser’s focus on originating investments primarily backed by TPC’s select group of leading venture capital investors and having an understanding of their outlook and/or support of our prospective and existing borrowers.

Employ Active Portfolio Management Processes

Our Adviser utilizes an extensive internal credit tracking and monitoring approach to regularly follow a venture growth stage company’s actual financial performance and achievement of business-related milestones to ensure that the internal risk rating assigned to each venture growth stage company investment is appropriate. This process has been refined and validated by Messrs. Labe and Srivastava, TPC’s co-founders, and the track record developed by TPC since its inception and is based, in part, on its expertise, familiarity and deep understanding of the risk associated with investing in various stages of a venture capital-backed company’s lifespan. The analysis focuses on both quantitative metrics, such as cash balance and cash burn, and our Adviser’s qualitative assessment in various areas, such as the outlook for the borrower’s industry segment, progress of product development, overall adherence to the business plan, financial condition, future growth potential and ability to raise additional equity capital. Our Adviser maintains dialogue and contact with our borrowers’ management teams to discuss, among other topics, business progress, cash flow, financial condition and capital structure issues. Our Adviser also typically engages in dialogue with the venture capital investors in our borrowers to understand and assess the company’s progress and development and the venture capital investor’s outlook and/or level of support for our borrower and in conjunction with the Four Rs, our core investment philosophy, determines the appropriate course of action for borrowers on our Credit Watch List.

Market Opportunity

We believe that the current and near-term market environment is favorable for us to continue to pursue an investment strategy focused primarily in venture growth stage companies in technology, life sciences and other high growth industries, with a primary focus on companies that have received investment capital from TPC’s select group of leading venture capital investors. We and TPC have an established history of investing in companies in which these leading venture capital investors have previously invested.

•	Stages of Venture Capital-backed Companies and the Appeal of Venture Growth Stage Companies. We categorize venture capital-backed companies into the following five lifecycle stages of development:

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Seed Stage—Seed stage companies are true “start-ups” and may be in a purely conceptual phase where product development has not yet begun. These companies are typically funded by angel and seed investors and may have received small investments from venture capital investors to fund operations.

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Early Stage—Early stage companies are typically actively building their management teams and designing and developing products, some of which may be in beta tests with potential customers or in initial clinical trials. These companies typically have received one or more rounds of equity financing from one or more venture capital investors. Early stage venture capital-backed companies typically rely on additional equity capital from venture capital investors to fund operations. Some of these companies may have begun to generate revenues.

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Later Stage—Later stage companies are typically finishing product development or transitioning beyond their initial beta customers and include companies that have passed through one or more phases or stages of a clinical trial or approval process. Typically, these companies generate some revenues and often have received several rounds of venture capital or private equity financing. Later stage venture capital-backed companies typically rely on additional equity capital from venture capital funds, private equity funds or strategic partners, as well as potentially third-party licensing revenue, to fund operations.

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Venture Growth Stage—Venture growth stage companies are focused on broadly marketing their products, optimizing production capacity for existing products and expanding production capacity for newer or upcoming products. These companies generally have many, if not all, of the following characteristics: (i) venture capital equity financing; (ii) completion of their primary technology and product development; (iii) meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year at least $20 million in annual revenues; (iv) an experienced management team; and (v) proprietary intellectual property.

•	Public Stage—Public companies have shares publicly traded.

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Attractive Financing Source for Venture Growth Stage Companies and Their Venture Capital Investors. By using debt financing, a venture growth stage company can (i) diversify its funding sources; (ii) augment its existing capital base and operating capital; (iii) scale its business operations and accelerate growth; (iv) fund administrative expenses ahead of anticipated corresponding revenue; (v) expand its product offerings through internal development or acquisitions; (vi) lower the upfront costs of capital expenditures; (vii) build and/or expand its leadership positions within its markets; (viii) accelerate and/or smooth out the timing of cash collections; and (ix) delay and/or postpone the need for its next round of equity financing, in each case, extending its cash available to fund operations without incurring substantial equity dilution for its existing venture capital investors and management team during a critical time in its lifecycle when it is attempting to meaningfully build enterprise value.

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Large and Growing Market for Debt Financing to Venture Capital-Backed Companies. Historically, venture capital-backed companies, including venture growth stage companies, have used a combination of equity and debt financing to keep their overall cost of capital low and to increase capital availability. Venture lending and leasing is a large and growing market driven primarily by venture capital investment activity.

The following chart illustrates U.S. venture capital firm fund raising, by total dollar amount and number of funds.

Source: Thomson Reuters & National Venture Capital Association

The following chart illustrates the total number of U.S. venture capital investments, by the number of deals, and the total dollar amount invested in those deals during the respective time period.

Source: Thomson Reuters & National Venture Capital Association

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Venture Capital Support Helps to Reduce Downside Risk. In many cases, venture capital-backed companies raise debt in conjunction with, or immediately after, a substantial venture capital investment in the company. This equity investment supports the secured loan by providing a source of cash to help service the company’s debt obligations in addition to potential cash flow from revenues. In addition, because the loan ranks senior in priority of payment to the equity investment, the company must repay that loan before the venture capital investor realizes a return on its equity investment. If the company subsequently becomes distressed, its venture capital investor will likely have an incentive to assist it in avoiding a payment default, which could lead to foreclosure on the secured assets.

In addition, we believe that the structure of debt financing to venture capital-backed companies generally provides (i) collateral to the lender against the downside risk of loss; (ii) return of capital to the lender in a relatively short timeframe compared to an equity investment; and (iii) a senior position in the capital structure compared to an equity investor. Further, debt financing to venture capital-backed companies does not require a liquidity event such as an initial public offering or private sale in order for the lender to realize a return. We believe that the support of venture capital investors increases the likelihood that a debt financing will be repaid in full because such investor will be incentivized to avoid a secured loan payment default.

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Longer Timing from Initial Investment to Exit Through an Initial Public Offering or Private Sale. As initial public offering and private sale activity continues to rebound from the recession lows, venture capital-backed companies continue to raise more capital across their lifecycles. In the current market environment, we believe that successful venture growth stage candidates for initial public offerings and private sale exits increasingly require more time to achieve revenue targets, product validation and profitability. These longer timeframes put additional strain on venture capital-backed company balance sheets, leading to the need for additional financing in order to meet the desired exit opportunity criteria. For example, according to the National Venture Capital Association’s 2013 Yearbook, in 1998, the average age of a U.S. venture capital-backed company prior to its initial public offering was approximately three years; that number has steadily increased to eight years in 2012, thus increasing the need for additional funding. We expect venture growth stage companies and their venture capital investors will continue to consider debt financing as an attractive source of capital because it augments the capital provided by venture capital investors. Additionally, we believe debt financing provides both venture growth stage companies and their venture capital investors with opportunities to diversify their capital sources, supports a higher valuation through internal growth and provides capital needed to grow during an extended period prior to a liquidity event.

The following chart illustrates the average number of years it took a U.S. venture growth stage company to complete an initial public offering from 1998 through 2012.

Source: Thomson Reuters & National Venture Capital Association

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Highly Fragmented, Underserved Market with High Barriers to Entry. The market for debt financing for venture growth stage companies is less developed given the nontraditional financial profile of borrowers, the nature of their collateral and their unique cash flow characteristics. Debt financing for venture growth stage companies is particularly heterogeneous—the types, structures and sizes of debt financings often vary significantly depending on a particular company’s industry and its current or near-term level of development. The availability of debt financing for venture capital-backed companies is further limited by factors such as the brand, reputation and market acceptance, industry relationships, track record, and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals;

(ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies.

This market has generally been underserved by traditional lending sources, such as commercial banks and finance firms, and existing providers of debt financing to venture capital-backed companies. Traditional lenders prefer to lend to large, established businesses with traditional credit profiles, including profitability, but more importantly, traditional lenders typically have difficulty and lack experience in assessing venture capital backed-companies and are reluctant to underwrite the risk associated with venture capital-backed companies, especially given regulatory restrictions. Accordingly, we have observed that venture-oriented banks tend to be the primary form of traditional lenders participating in the market for venture growth stage companies and that they generally focus on providing lower risk and lower return financings which tend to require and impose many restrictive covenants and conditions on borrowers, such as limitations on cash outflows and borrowing formulas and requiring a significant depository relationship to facilitate rapid liquidation. As a comparison, according to Thomson Reuters, middle market lenders generally receive all-in yields ranging from 6% to 10% for their first and second lien financings and have debt-to-EBITDA ratios generally ranging from 3.9x to 5.2x. We believe we complement the venture-oriented banks with our growth capital loans and equipment financings. While our revolving loans resemble those of the venture-oriented banks, our loans tend to be less restrictive and limiting and are intended to be financed out by a loan from a venture-oriented bank after we have established payment and operational history with our borrower. In certain cases, we may collaborate with a venture-oriented bank to provide a joint debt financing solution consisting of a revolving loan from the bank and a growth capital loan from us.

There are a limited number of existing providers of debt financing in the venture growth market today. We believe that most existing debt providers to venture capital-backed companies do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with lower current return but with the potential for significantly higher equity upside through warrants by lending to companies with lower valuations than would be possible in the venture growth stage lending market. As a result, we believe existing providers of debt financing tend to focus on seed, early and late stage venture capital-backed companies instead of venture growth stage companies.

Competitive Strengths

Experienced Senior Investment Team

Our Adviser’s senior investment team is highly experienced and disciplined in providing debt financing across all stages of a venture capital-backed company’s lifecycle and has developed long-standing relationships with, and has an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner. Our Adviser’s co-founders have worked together for more than 15 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high growth industries as well as in venture capital, private equity and credit. Our Adviser’s senior investment team has an average of more than 15 years of relevant experience and an extensive network of industry contacts and venture capital relationships. James P. Labe, our Chief Executive Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. In addition, Mr. Srivastava worked with Mr. Labe at

Comdisco Ventures where he structured, negotiated and managed over $200 million of transactions and also managed the diligence and credit analysis team and has led and overseen TPC’s investment analysis, account servicing, portfolio monitoring, legal and finance groups since its inception.

Established Platform with Strong Direct Origination Capabilities

TPC is a widely recognized leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan, including venture growth stage companies. We were organized by TPC to expand its investment platform and serve as its publicly traded vehicle primarily focused in the venture growth stage of a venture capital-backed company’s lifecycle in order to serve the large and growing needs of these companies given their unique risk-return profile. We generally expect to benefit from the relationships developed by TPC as part of its TriplePoint Lifespan Approach and typically source investment opportunities with TPC’s select group of leading venture capital investors or directly from prospective venture growth stage companies who are seeking debt financing and are attracted by TPC’s reputation and extensive track record in the venture growth stage debt market. Additional origination sources for our Adviser include its senior investment team’s extensive network of individuals associated with current and former venture growth stage companies, financial advisers, commercial and investment banks, accounting firms and law firms.

Brand Name Reputation with a Long-Term Investment Outlook

We benefit from the brand name reputation, established track record, significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment and other monitoring capabilities of our Adviser’s senior investment team. We believe that the Four Rs, TPC’s core investment philosophy, enables us to continue to grow our brand name reputation and differentiate us from our competitors as it is reflective of our long-term approach to our business. By taking a long-term approach to our business, we are highly selective in the transactions we pursue, work with proven and successful venture capital investors, take a disciplined and thorough approach to analyzing, structuring and underwriting our investment opportunities such that they are mutually beneficial to us and our customers, and proactively monitor our investments. We believe that existing customers, prospective customers and venture capital investors appreciate and value our reputation and our long-term outlook when selecting a debt financing partner resulting in beneficial deal flow and potential for better long-term investment returns, while further enhancing our brand, relationships and competitive differentiation.

Differentiated Focus

We believe there are a limited number of lenders that focus on providing debt financing to venture growth stage companies due to the brand, reputation and market acceptance, industry relationships, track record and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies. Additionally, many existing debt providers to venture capital-backed companies target specific high growth industry segments, such as life sciences, instead of our general high growth industry approach, while others target specific stages of development, such as lending to companies that are in the seed, early or later stages of development rather than companies in the venture growth stage. In addition, we believe that most existing non-traditional debt providers do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with significantly higher equity upside through warrants than would be possible in the venture growth stage lending market. We believe that our focus primarily on venture growth stage companies enables us to generate current income with a lower risk of loss, along with the potential for equity-related gains, due to the revenue profile, product validation, customer traction, intellectual property, enterprise value, financial condition and equity capital base of the companies we target.

Strong Relationship-Based Approach with Leading Venture Capital Investors

Our Adviser utilizes a relationship-based lending strategy which primarily targets investment opportunities backed by TPC’s select group of leading venture capital investors with established track records targeting investments in Silicon Valley, Boston, Chicago, Los Angeles, New York City, Northern Virginia, San Diego, Seattle, the United Kingdom, Israel and other geographic areas of venture capital investments. We believe these investors have consistently generated strong returns through superior selection processes and access to experienced entrepreneurs and quality investment opportunities based upon strong reputations, specialized knowledge and experienced investment professionals. We believe TPC’s select group of leading venture capital investors is able to raise additional funds to invest in new companies which drive greater additional future debt financing opportunities for us. Our Adviser’s senior investment team, with an established history as a creative, flexible and dependable financing partner, works with venture capital investors to (i) identify debt financing opportunities within their portfolio companies that we believe have established management teams, strong venture capital investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms and (ii) diligently monitor the progress and creditworthiness of our borrowers as well as have an understanding of their support of our borrowers.

Investment Structure

We offer a full range of creative, flexible and customized secured financing products. While each product is different, an illustration of the usual timing for a product’s initial facility fee, interest and principal payments, end-of-term payments and warrant and/or equity sale proceeds, if any, is set forth below:

Although the general components for each type of our debt financing products are substantially the same, we select and customize the specific debt financing product on a case-by-case basis based on our Adviser’s senior investment team’s experience and their analysis of a prospective borrower, its financing needs and its intended use of the proceeds from our debt financing product. For example, the type of debt financing transaction, the total repayment period, the interest-only period, the amortization period, the collateral position, the warrant coverage and the overall yield-to-maturity may vary. We make investments that our Adviser’s senior investment team believes have a low probability of loss due to our expertise and the revenue profile, product validation, customer commitments, intellectual property, financial condition and enterprise value of the potential opportunity. Our debt financing products are typically structured as lines of credit, whereby a prospective borrower may be required to draw some of the commitment amount at close but may have up to 12 months from document execution to access the debt financing capital and in limited cases future advances may be subject to certain predetermined performance milestones.

Growth Capital Loans

Key typical attributes of our growth capital loans include:

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Size ranges from $5 million to $50 million. We generally target and balance our growth capital loan size to the total equity capital base, the current or near term enterprise value, revenue run rate and current and near team cash and liquidity profile of a prospective borrower;

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Short total repayments typically ranging from 36 to 60 months or less and provide for interest only or moderate loan amortization in the early period of the loan, with the majority of the amortization deferred until 24 to 48 months after the loan’s funding date or a large lump sum payment on its maturity;

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Unlevered yield-to-maturity generally ranging from 10% to 18%, which may include current interest payments, upfront and facility fees, an end-of-term payment and/or a PIK interest payment. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. A meaningful portion of the difference between our yield-to-maturity and the stated interest rate on the loan is recognized as non-cash income until it is paid;

•	Equity “kickers” in the form of warrants to acquire preferred or common stock in the prospective borrower that allow us to participate in any equity appreciation and enhance our overall returns;

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Secured by a senior secured lien on all of the prospective borrower’s assets including a pledge or negative pledge on its intellectual property. For certain prospective borrowers we are the only form of secured debt (other than potentially specific equipment financing). Other prospective borrowers may also have a revolving loan, typically from a bank, to finance receivables, cash, billings, bookings or inventory, and the collateral for such financing may be the underlying financed asset, bank accounts and/or a senior lien in priority to our senior lien. In addition, there may be prospective borrowers that have a term loan facility, with or without an accompanying revolving loan, typically from a bank, that may be in priority to our senior lien; and

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Limited and/or flexible covenant structures and with certain affirmative and negative covenants, default penalties, lien protection, investor abandonment provisions, material adverse change provisions, change-of-control provisions, restrictions on additional use of leverage, reimbursement for upfront and regular internal and third party expenses as well as prepayment penalties.

Equipment Financings

Key typical attributes of our equipment financings include:

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Size ranges from $5 million to $25 million. We generally target the size of our equipment financing to anticipate the capital equipment needs for a prospective borrower over a twelve month period balanced by the total equity capital base, the current or near term enterprise value, revenue run rate and current and near team cash and liquidity profile of a prospective borrower;

•	Short total repayments typically ranging from 36 to 48 months or less and provide for short interest only periods followed by full amortization;

•	Structured as full payout loans or leases with either buyout provisions based on the fair market value of the financed equipment or a fixed end-of term payment;

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Unlevered yield-to-maturity generally ranging from 10% to 15%, which may include current interest payments, upfront and facility fees, an end-of-term payment and/or a PIK interest payment. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. The portion of our end-of-term payments which equal the difference between our yield-to-maturity and the stated interest rate on the loan are recognized as non-cash income until they are paid;

•	Equity “kickers” in the form of warrants to acquire preferred or common stock in the prospective borrower that allow us to participate in any equity appreciation and enhance our overall returns;

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Secured solely by the underlying equipment being financed. We expect that much of the equipment financed by us will consist of standard, off-the-shelf equipment, such as computers, electronic test and measurement, telecommunications, laboratory equipment, manufacturing or production equipment. In certain cases, a portion of an equipment financing may finance customized equipment, software and/or expenses or soft-costs which may not have any substantial resale value; and

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Limited and/or flexible covenant structures with certain affirmative and negative covenants, default penalties, lien protection, investor abandonment provisions, material adverse change provisions, change-of-control provisions, reimbursement for upfront and regular internal and third party expenses as well as prepayment penalties.

Revolving Loans

On a select basis we offer revolving loans. Key typical attributes of our revolving loans include:

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Size ranges from $1 million to $25 million. We generally structure our revolving loans subject to an advance rate against the company’s inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or equivalent, that serve as our sole or primary collateral in support of the repayment of such loans;

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Short total repayments typically ranging from 12 to 36 months or less and typically provide for interest only periods and/or moderate loan amortization in the early period of the loan, with the majority of the amortization deferred until 12 to 24 months after the loan’s funding date or on its maturity date;

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Unlevered yield-to-maturity generally ranging from 1% above the applicable prime rate to 10%, which may include current interest payments, upfront and facility fees, an end-of-term payment and/or a PIK interest payment. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan. The portion of our end-of-term payments which equal the difference between our yield-to-maturity and the stated interest rate on the loan are recognized as non-cash income until they are paid;

•	Equity “kickers” in the form of warrants to acquire preferred or common stock in the prospective borrower that allow us to participate in any equity appreciation and enhance our overall returns;

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Secured by a senior secured lien on all of the prospective borrower’s assets including a pledge or negative pledge on its intellectual property or on all of the specific assets financed specifically by the revolving loan such as the company’s inventory, components, accounts receivable, contractual or future billings, bookings, revenues, sales or cash payments and collections including proceeds from a sale, financing or equivalent; and

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Some financial covenants which may include advance rates, borrowing formulas, excess concentrations, cash requirements, business contracts or milestones along with certain affirmative and negative covenants, default penalties, lien protection, investor abandonment provisions, material adverse change provisions, change-of-control provisions, restrictions on additional use of leverage, reimbursement for upfront and regular internal and third party expenses as well as prepayment penalties.

Warrants

In connection with our secured loans, we generally receive warrants to acquire preferred or common stock in a venture growth stage company typically at the same price per share paid by the company’s venture capital investors in its last round of equity financing, a recent valuation of the venture growth stage company as determined by a third-party or in its next round of equity financing. As a venture growth stage company’s enterprise value changes we recognize unrealized gains or losses from the fair value changes in our warrants and in conjunction with either a sale of the company or in connection with or following an initial public offering, we achieve additional investment returns and realized gains from the exercise of these warrants and the sale of the underlying stock. Warrants granted in connection with our secured loans are typically based on a percentage of the committed loan amount, are treated as OID and may be earned at document execution and/or as the loan is funded. Warrant coverage generally ranges from 2% to 10% of the committed loan amount.

Direct Equity Investments

In connection with our secured loans, we may obtain equity investment rights that allow us to invest in a venture growth stage company’s current or next round of private equity financing on the same terms and conditions as the company’s venture capital investors and/or other equity investors in the round. As a venture growth stage company’s enterprise value changes we recognize unrealized gains or losses from the fair value changes in our direct equity investments and in conjunction with either a sale of the company or in connection with or following an initial public offering, we achieve additional investment returns and realized gains from the sale of the underlying stock. These equity investment rights to typically range from $100,000 to $5 million in size (generally not exceeding 5% of the company’s total equity), although we are under no obligation to make any such investment. Typically, these are passive investments (we do not take a board of director seat in the company) but can be strategically valuable and beneficial as an enhancement to our relationship with the venture growth stage company and to our economic return by generating meaningful return on capital committed.

Investment Criteria

Our Adviser (i) benefits from the relationships developed by TPC as part of its TriplePoint Lifespan Approach and (ii) typically sources investment opportunities with TPC’s select group of leading venture capital investors or directly from prospective borrowers who are seeking debt financing. Many of these prospective borrowers are attracted to TPC’s reputation, extensive track record in the venture growth stage debt market, Four Rs’ core investment philosophy, and/or may have previously had a lending relationship with TPC. Additional origination sources for our Adviser include an extensive network of strategic industry contacts, including former and current venture growth stage companies, financial advisers, commercial banks and accounting and law firms. Our Adviser also identifies companies with strong management teams and innovative technology to proactively generate debt financing opportunities.

We primarily target investment opportunities in venture growth stage companies backed by venture capital investors. However, having backing from a venture capital investor does not guarantee financing from us. Prospective borrowers must further qualify based on our Adviser’s rigorous and established investment selection and underwriting criteria and generally have many of the following characteristics:

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financing from a member of TPC’s select group of leading venture capital investors with whom TPC has an established history of providing secured loans alongside equity investments made by these venture capital investors;

•	focused in technology, life sciences or other high growth industries and targeting an industry segment with a large and/or growing market opportunity;

•	completion of their primary technology and product development;

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meaningful customer sales, commitments or orders and have generated or we believe are reasonably expected to generate within the current fiscal year or on an annualized run rate at least $20 million in revenues and a strong outlook for continued and/or potentially rapid revenue growth;

•	a leadership position in its market (or the potential to establish a leadership position) with potential and/or defensible barriers to entry;

•	an experienced and relatively complete senior management team with a successful track record;

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support from existing venture capital investors in the form of meaningful invested equity capital relative to our investment amount and/or reserved capital or willingness to invest additional capital as needed;

•	strong likelihood of raising additional equity capital or achieving an exit in the form of an initial public offering or sale based on our determination;

•	differentiated products, unique technology, proprietary intellectual property, and/or positive clinical results that may have intrinsic value on a stand-alone and/or liquidation basis;

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meaningful enterprise value relative to the size of our investment as indicated by a recent equity round valuation or as determined by a third-party with, in our Adviser’s senior investment team’s opinion, the potential for upside;

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a balanced current financial condition typically with 12 months or more of operating cash runway based on its projected cash burn and/or a path to profitability typically over a three to five year period from the date of our investment; and

•	upcoming strategic and potential enterprise valuation-accreting business milestones that our investment can help provide operating cash runway for the company to achieve.

We underwrite our transactions to ensure that our customers have a strategic and balanced intended use of our investment proceeds without us taking excessive risk and with a low likelihood of default. We believe that the profiles of the venture growth stage companies that we target mitigate our risk because we expect these companies have several options to repay our debt financing through:

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cash flow either from achieving the strong and rapid revenue and profitability plans targeted at the time of our underwriting or in a downside risk scenario from reducing growth and associated operating expenses;

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receiving additional cash from new equity investors based on the progress and development made by the company and their outlook for growth or in a downside risk scenario from existing equity investors to avoid them from otherwise losing all of their invested capital given our ability to foreclose on our collateral;

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receiving acquisition offers from strategic or other financials investors or undertaking an initial public offering, given their large and growing market opportunities, the stage of development of their underlying technology and products and their financial profile; or

•	in a worst case scenario, liquidating underlying assets including any proceeds from the sale of equipment, inventory, accounts receivable and/or intellectual property.

Upon referral or contact, a prospective borrower is added to our Adviser’s on-line client management system and assigned to one of our Adviser’s Originations professionals who becomes the prospective borrower’s primary contact with us. The Originations professional evaluates the prospective borrower in more depth to understand its debt financing needs and to determine whether or not it is qualified under our criteria. Upon initial screening, the Originations professional generally meets with the prospective borrower and performs a preliminary investigation of the prospective borrower’s management, operations and business outlook. The Originations professional generally consults with, and gathers information from, a wide variety of industry sources to assess the prospective borrower and its industry. In addition, the Originations professional may reach out to the prospective borrower’s venture capital investors to understand the background of their investment in the company, their outlook for the company, the company’s market and products, the company’s goals and objectives associated with the proposed debt financing and the venture capital investor’s level of support for the company. If the Originations professional is satisfied with the preliminary assessment of the prospective borrower’s management, operations and business prospects, the Originations professional submits an internal pre-screen memorandum of the proposed debt transaction to our Adviser’s senior investment team for discussion and review, as well as for pricing and structuring guidance. Each potential investment opportunity that our Adviser’s Originations professionals determine merits investment consideration is presented and evaluated at a weekly meeting in which our Adviser’s senior investment team discusses the merits and risks of a potential investment opportunity, as well as the due diligence process and the pricing and structure. If our Adviser’s senior investment team believes an investment opportunity fits our investment profile, the Originations professional submits a non-binding term sheet to the prospective borrower.

Diligence Process

Assuming the non-binding term-sheet submitted to the prospective borrower is subsequently executed, the investment opportunity is then subject to our Adviser’s rigorous diligence and credit analysis process, which is based on its senior investment team’s extensive experience and tailored specifically for venture growth stage companies. This process differs notably from traditional lending analysis, combining both qualitative and quantitative analysis and assessment, versus traditional, purely quantitative credit analyses. There is a heavy orientation towards a qualitative and subjective investment-oriented review, taking into account such factors as:

•	investor quality, track record and expected level of participation in future financing events;

•	management team experience, completeness, performance to date, and ability to perform;

•	industry segment/market attractiveness and outlook, competitive dynamics, and growth potential;

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detailed assessment and analysis of the venture growth stage company’s current products or technology and future products or technology, including value proposition and return on investment to its customers and its ability to expand and grow its customer base;

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current and future financial position, including financial projections and sensitivity analyses, historical performance, cash balance and burn analysis, capitalization structure, feasibility of financial plan and underlying assumptions, break-even/profitability timing, future cash needs and future financing plans;

•	stage of development and execution timeline and milestones and the likelihood and feasibility of achieving such milestones; and

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transaction risk/return profile—assessing the strengths, weaknesses, risks, loan-to-value, liquidation values and outlook of the borrower compared to the structure, pricing, potential returns, likelihood of repayment and collateral structure of the proposed debt financing.

Our Adviser’s diligence and credit analysis process typically includes on-site visits by one of our Adviser’s Investment and Credit Analysis professionals to a prospective borrower’s headquarters and other facilities, interviews with key management and board members and reference checks on senior management. In addition, the diligence process may include discussions with key industry research analysts, other industry participants, customers and suppliers, where appropriate. One of our Adviser’s professionals also typically reviews the prospective borrower’s organizational documents and structure, capital structure, assets, liabilities, employee plans, key customer or supplier contracts, legal and tax matters and other relevant legal documentation. The Investment and Credit Analysis professional submits a detailed credit and due diligence memorandum describing and analyzing the proposed transaction, as well as the outcome of the diligence and credit analysis activities. This memorandum is circulated to members of our Adviser’s Investment Committee in advance of its meetings.

Investment Committee

The objective of our Adviser’s Investment Committee is to leverage its members’ broad historical experience, including significant entrepreneurial, credit, venture capital, venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge assessing the risk and needs of venture growth stage companies and appropriateness of prospective transactions, assessing the risk/return profile of proposed transactions, assessing the independent diligence and credit analysis and providing a forum for independent and unbiased thought, discussion, and assessment.

Our Adviser’s Investment Committee is comprised of Messrs. Labe and Srivastava. Some or all of the members of our Adviser’s senior investment team are asked to attend the Investment Committee meeting and are asked for a “vote,” which the Investment Committee members uses as a factor in the formal Investment Committee vote. The Investment Committee meets weekly and more frequently on an as-needed basis. The applicable Originations and Investment and Credit Analysis professional presents the transaction, results of the professional’s diligence review and credit analysis and the professional’s recommendations to the Investment

Committee. During the presentation, Investment Committee members typically ask questions, ask for clarifications, state opinions and assessments and make other comments. When there are no further questions and the discussions have concluded, the Investment Committee holds a vote and typically only approves the proposed transaction if it receives unanimous consent from all of the Investment Committee members. In certain situations, the Investment Committee may ask the Originations and Investment and Credit Analysis professional to perform additional analysis and resubmit the transaction at a later Investment Committee meeting. No single criterion determines a decision to invest. The Investment Committee members weigh all the factors, both qualitative and quantitative, when making an investment decision. Our Adviser has the discretion to modify the members of the Investment Committee and its approval process at any time without our consent.

Set forth below is an illustration of our investment selection process:

Investment Monitoring and Portfolio Management

Our Adviser utilizes an extensive internal credit tracking and monitoring approach to follow a borrower’s actual financial performance and achievement of business-related milestones to ensure that the internal risk rating assigned to each borrower is appropriate. This process has been refined and validated by Messrs. Labe and Srivastava, TPC’s co-founders, and the track record developed by TPC since its inception and is based in part on its expertise and deep understanding of the risk associated with investing in various stages of a venture capital-backed company’s lifespan. The analysis focuses on both quantitative metrics, such as cash balance and cash burn, and our Adviser’s qualitative assessment in various areas, such as the progress of product development, overall adherence to the business plan, future growth potential and ability to raise additional equity capital. Our Adviser maintains dialogue and contact with our borrowers’ management teams to discuss, among other topics, business progress, cash flow, financial condition and capital structure issues. Our Adviser also typically engages in dialogue with the venture capital investors in our borrowers to understand and assess the company’s progress and development and the venture capital investor’s outlook and/or level of support for our borrower.

Each of our borrowers has assigned a “Customer Team” consisting of staff from our Adviser’s Originations, Investment and Credit Analysis, Customer Monitoring and Legal teams. We believe having a dedicated Customer Team for each borrower further strengthens the relationship we have with the borrower, which is a key component of our Adviser’s strategy and affords our Adviser consistent and continuous interaction with our borrowers. A Customer Monitoring professional is assigned to all borrowers to ensure compliance with financial statement reporting, insurance filing and timely payment requirements. These professionals review the various financial statements, compliance reports and other documents received from our borrowers on a monthly or quarterly basis, as well as publicly filed financing statements, such as UCC financing statements and press releases, and enter them into our Adviser’s online platform for review by the rest of the Customer Team. In the event of a missed payment or if other credit issues arise, the Customer Monitoring professional contacts other members of the Customer Team to initiate escalation procedures.

On a weekly basis, our Adviser’s Investment Committee and our Adviser’s senior investment team review material events and information on our borrowers and discuss in detail those borrowers that are performing below expectations. On a quarterly basis, or more frequently as needed, our Originations and Investment and Credit Analysis undertakes an extensive re-evaluation of each borrower and prepares a portfolio update. Key topics that are reviewed include timing/status of the next equity financing round, cash balance and burn rate, financial and operational progress, and covenant adherence. All of these meetings are attended by each member of our Adviser’s Investment Committee, senior investment team and the “Customer Team” for the specific borrower being reviewed.

If the outlook for a borrower, its industry or a borrower’s available cash balance or credit rating is deteriorating, or there is material downturn in the borrower’s standing since our last review, we change the standing of the borrower on our Credit Watch List and our Originations and Investment and Credit Analysis professionals contact the borrower and its venture capital investors to discuss and understand any changes. Our Originations and Investment and Credit Analysis professionals generally actively work to maintain an open dialogue with borrowers on the Credit Watch List to work to limit the likelihood of a default. Utilizing the Four Rs, our core investment philosophy, our Adviser assesses each borrower on our Credit Watch List and, based on the recommendations from our Originations and Investment and Credit Analysis professionals and potentially from our discussions with and representations made from the borrower’s venture capital investors, determines the appropriate course of action, including decisions to enforce our rights and remedies, modify or waive a provision of our investments, declare a default, request early pay-off, or wait for an external event, such as an acquisition or financing, to restructure a secured loan or receive additional consideration in the form of fees or warrants. In a worst case scenario, a member of our Customer Team sells collateral with the help of management, repossess and auction assets or negotiate and structure other potential outcomes. If bankruptcy is a possibility, a member of our Customer Team may utilize outside counsel to provide advice on avoiding this outcome or to minimize the adverse effects on us.

Consistent with TPC’s existing policies, our Adviser maintains a Credit Watch List with borrowers placed into five groups based upon our Adviser’s senior investment team’s judgment:

Category	Category Definition	Action Item
Clear (1)	Performing above expectations and/or strong financial or enterprise profile, value or coverage.	Review quarterly.

White (2)	Performing at expectations and/or reasonably close to it. Reasonable financial or enterprise profile, value or coverage. All new loans are initially graded White.	Contact portfolio company regularly in no event less than quarterly.

Yellow (3)	Performing generally below expectations and/or some proactive concern. Adequate financial or enterprise profile, value or coverage.	Contact portfolio company monthly or more frequently as determined by our Adviser’s Investment Committee; contact investors.

Orange (4)	Needs close attention due to performance materially below expectations, weak financial and/or enterprise profile, concern regarding additional capital or exit equivalent.	Contact portfolio company weekly or more frequently as determined by our Adviser’s Investment Committee; contact investors regularly; our Adviser forms a workout group to minimize risk of loss.

Red (5)	Serious concern/trouble due to pending or actual default or equivalent. May experience partial and/or full loss.	Maximize value from assets.

During the three months ended March 31, 2015, one borrower was moved to Clear (1) from White (2), one borrower was moved from Yellow (3) to Orange (4) and then to Red (5), and one borrower rated Clear (1) was removed in conjunction with prepaying all of its outstanding obligations. In March 2015, we accelerated the outstanding obligations owed by Coraid, Inc., rated Red (5), and this obligor entered into a foreclosure agreement that provided for Intermodal Data, Inc. to purchase certain assets and assume the outstanding obligations owed to us. As of both March 31, 2015 and December 31, 2014, the weighted average investment ranking of our debt investment portfolio was 2.06. The following table shows the credit rankings for the 16 and 17 portfolio companies, respectively, that had outstanding obligations to us as of March 31, 2015 and December 31, 2014, respectively.

	As of March 31, 2015
Credit Category (dollars in thousands)	Fair Value	Percentage of Total Debt Investments	Number of Portfolio Companies
Clear (1)	$29,596	12.3%	1
White (2)	189,625	79.0%	13
Yellow (3)	9,936	4.1%	1
Orange (4)	—	—	—
Red (5)	10,986	4.6%	1

	$240,143	100.0%	16

Set forth below is an illustration of our investment monitoring and portfolio management process:

SBIC

We may apply for a Small Business Investment Company, or “SBIC,” license from the U.S. Small Business Administration if we believe that it will further our investment strategy and enhance our returns. SBICs are exempt from registration as investment companies under Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. If this application is approved, our SBIC subsidiary would be a wholly owned subsidiary and able to rely on an exclusion from the definition of “investment company” under the 1940 Act. Our SBIC subsidiary would have an investment objective substantially similar to ours and would be able to make similar types of investments in accordance with SBIC regulations.

Competition

Debt financing for venture capital-backed companies is particularly heterogeneous—the type, structures and sizes of debt financings often vary significantly depending on a particular company’s industry and its current or near-term stage of development. The profile and underwriting characteristics of an early stage venture capital-backed company are very different from those of a later stage venture capital-backed company and/or those of a venture growth stage company. Furthermore, within venture growth stage companies, the uses, structures and value propositions of debt financing vary considerably among companies and industries and require a high degree of venture lending and leasing expertise and technology, life sciences and other high growth industries knowledge, specialization and flexibility from a lender. The availability of debt financing for venture growth stage companies is further limited by factors such as the brand, reputation and market acceptance, industry relationships, track record, and other factors required to lend to companies backed by leading venture capital investors, in addition to the distinct credit profiles of these companies and the deep experience and specialized set of skills required to (i) source deal flow and receive investment referrals; (ii) evaluate high growth industries and sectors, business prospects, operating characteristics and collateral; (iii) analyze potential transactions; and (iv) customize unconventional transaction structures for these companies.

We believe that venture-oriented banks tend to be the primary form of traditional lenders participating in the market for venture growth stage companies and that they generally focus on providing lower risk and lower return financings, which tend to require and impose many restrictive covenants and conditions on borrowers, such as limitations on outflows and borrowing formulas and requiring a significant depository relationship to facilitate rapid liquidation. In addition, we believe that most existing non-traditional debt providers do not regularly or actively participate in venture growth stage lending due to their reluctance to underwrite the large financings required by venture growth stage companies, as well as the desire of these providers to structure deals with lower current return but with the potential for significantly higher equity upside through warrants by lending to companies with lower valuations than would be possible in the venture growth stage lending market. As a result, most existing providers of debt financing tend to focus on seed, early and late stage venture capital-backed companies instead of venture growth stage companies.

Our competitors include both existing and newly formed equity and debt focused public and private funds, other BDCs, investment banks, venture-oriented banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which expose them to a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

We believe we compete effectively with these entities primarily on the basis of TPC’s reputation, track record, experience, industry knowledge and relationships and our Adviser’s senior investment team’s contacts, efficient investment analysis, decision-making processes, creative financing products and highly customized investment terms. We believe that the Four Rs, our core investment philosophy, enable us to continue to grow our brand name reputation and differentiate us from our competitors. We do not compete primarily on the financing terms we offer and believe that some competitors make loans with rates that are comparable or lower than our rates. We also believe that our relationship-based approach to investing, which leverages our Adviser’s senior investment team’s expertise in developing strong relationships with venture capital investors and venture capital-backed companies, understanding the capital needs of venture growth stage companies, structuring and customizing attractive financing solutions to meet the financing needs throughout a company’s growth stage, enables us to identify, attract and proactively capitalize on venture growth stage companies’ debt needs as they grow and become successful enterprises.

Emerging Growth Company

We are an emerging growth company as defined in the JOBS Act and we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. Although we have not made a determination whether to take advantage of any or all of these exemptions, we expect to remain an emerging growth company for up to five years following the completion of our initial public offering or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.0 billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. In addition, we have irrevocably opted-out of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. As a result, we comply with new or revised accounting standards on the same time frames as other public companies that are not “emerging growth companies.”

Properties

Our executive offices are located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. These offices are provided by our Administrator pursuant to the Administration Agreement. We believe that our facilities are suitable and adequate for our business. TPC is in the process of exploring additional offices in other locations as we continue to expand our business.

Legal Proceedings

We, our Adviser or our Administrator are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, our Adviser or our Administrator. From time to time, we, our Adviser or our Administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information for each company in our investment portfolio as of March 31, 2015. We do not “control” any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a company if we owned more than 25% of its voting securities and would be an “affiliate” of a company if we owned 5% or more of its voting securities.

The following table shows certain information regarding the secured loans, equity and warrant investments in our portfolio as of March 31, 2015 (dollars in thousands):

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date	Percentage of Class Held(1)
Debt Investments
AirStrip Technologies, Inc. 3303 Oakwell Court San Antonio TX 78218	Medical Software and Information Services	Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	4,029	4,278	4,296	10/31/2016	—
		Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	5,000	5,163	5,183	3/31/2017	—
		Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	4,698	4,803	4,817	7/31/2017	—

AirStrip Technologies, Inc. Total			13,727	14,244	14,296

Birst, Inc. 45 Fremont Street 18th Floor San Francisco CA 94105	Business Applications Software	Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	10,000	9,894	9,900	11/30/2017	—
Cambridge Broadband Network Limited(1)(3) Byron House Cambridge Business Park Cowley Road Cambridge CB4 0WZ GBR	Wireless Communications Equipment	Growth Capital Loan (11.50% interest rate, 9.50% EOT payment)	6,000	5,992	6,011	9/30/2017	—
Coraid, Inc.(2)(5) 225 Shoreline Drive Redwood City CA 94065	Data Storage	Growth Capital Loan (10.00% interest rate, 6.00% EOT payment)	4,585	4,684	3,482	12/31/2016	—
		Growth Capital Loan (10.00% interest rate, 6.00% EOT payment)	9,928	9,870	7,504	6/30/2017	—

Coraid, Inc. Total			14,513	14,554	10,986

EndoChoice, Inc. 11810 Wills Road Alpharetta GA 30009	Medical Device and Equipment	Growth Capital Loan (11.75% interest rate, 8.00% EOT payment)	10,000	10,142	10,096	2/28/2018	—
		Growth Capital Loan (11.75% interest rate, 8.00% EOT payment)	10,000	10,095	10,096	2/28/2018	—
		Growth Capital Loan (11.75% interest rate, 8.00% EOT payment)	10,000	10,060	10,096	2/28/2018	—

EndoChoice, Inc. Total			30,000	30,297	30,288

(1)	Percentage of class held refers only to equity held, if any.

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date	Percentage of Class Held(1)
Harvest Power, Inc. 221 Crescent Street, Waltham MA 02453	Biofuels/ Biomass	Growth Capital Loan (12.00% interest rate, 9.00% EOT payment)	20,000	20,767	20,678	11/30/2016	—
Hayneedle, Inc. 9394 West Dodge Road Suite 300 Omaha NE 98114	E-Commerce—Household Goods	Growth Capital Loan (12.50% interest rate, 12.00% EOT payment)	$15,000	$15,263	$15,255	8/31/2017	—
		Growth Capital Loan (12.75% interest rate, 16.00% EOT payment)	5,000	5,137	5,156	12/31/2017	—

Hayneedle, Inc. Total			20,000	20,400	20,411

HouseTrip Limited(1)(3) 5th & 6th Floor, Corinthian House 279 Tottenham Court Road London W1T 7RJ GBR	Travel and Arrangement / Tourism	Growth Capital Loan (10.00% interest rate, 5.00% EOT payment)	8,469	8,551	8,574	11/30/2016	—
Lattice Engines, Inc. 1825 South Grant Avenue Suite 510 San Mateo CA 94402	Business Applications Software	Growth Capital Loan (8.50% interest rate, 8.00% EOT payment)	3,970	4,182	4,197	12/31/2016	—
		Growth Capital Loan (8.50% interest rate, 8.00% EOT payment)	2,245	2,310	2,320	3/31/2017	—
		Growth Capital Loan (9.50% interest rate, 8.00% EOT payment)	2,500	2,514	2,518	9/30/2017	—

Lattice Engines, Inc. Total			8,715	9,006	9,035

Mind Candy Limited(1)(3) Floor 4, 15 Bonhill Street London EC2A 4DN GBR	Entertainment	Growth Capital Loan (12.00% interest rate, 9.50% EOT payment)	10,000	9,906	9,936	6/30/2017	—
ModCloth, Inc. 115 Sansome Street San Francisco CA 94104	E-Commerce—Clothing and Accessories	Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	844	906	910	6/30/2016	—
		Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	1,792	1,910	1,917	7/31/2016	—
		Growth Capital Loan (12.00% interest rate, 10.50% EOT payment)	2,000	2,064	2,065	8/31/2017	—
		Growth Capital Loan (12.00% interest rate, 11.00% EOT payment)	5,000	5,130	5,127	11/30/2017	—
		Growth Capital Loan (12.00% interest rate, 11.50% EOT payment)	5,000	5,083	5,070	2/28/2018	—
		Growth Capital Loan (12.00% interest rate, 7.50% EOT payment)	4,563	4,554	4,563	6/30/2017	—
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	709	740	720	8/31/2016	—

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date	Percentage of Class Held(1)
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	261	271	264	10/31/2016	—
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	155	155	156	3/31/2017	—
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	20	20	20	6/30/2017	—
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	13	13	13	7/31/2017	—

ModCloth, Inc. Total			20,357	20,846	20,825

SimpliVity Corporation 8 Technology Dr Westborough MA 01581	Database Software	Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	7,000	6,901	6,980	6/30/2018	—
		Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	3,000	2,936	2,970	10/31/2018	—
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	7,000	6,835	6,944	10/31/2018	—
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)(2)	3,000	2,915	2,965	12/31/2018	—
		Growth Capital Loan (12.75% interest rate, 9.50% EOT payment)	10,000	9,666	9,737	1/31/2019	—

SimpliVity Corporation Total			30,000	29,253	29,596

TechMediaNetwork, Inc. 2425 Lincoln Ave Ogden UT 84401	General Media and Content	Growth Capital Loan (9.25% interest rate, 8.00% EOT payment)	2,045	2,113	2,121	3/31/2017	—
		Growth Capital Loan (9.25% interest rate, 8.00% EOT payment)	2,500	2,516	2,523	9/30/2017	—

TechMediaNetwork, Inc. Total			4,545	4,629	4,644

Thrillist Media Group, Inc. 568 Broadway St. Suite 506 New York NY 10012	General Media and Content	Growth Capital Loan (Prime + 8.50% interest rate, 9.00% EOT payment)	5,000	4,694	4,708	9/30/2017	—
		Growth Capital Loan (Prime + 8.50% interest rate, 9.00% EOT payment)	5,000	4,635	4,640	12/31/2017	—

Thrillist MediaGroup, Inc. Total			10,000	9,329	9,248

Virtual Instruments Corporation C/O Intertrust Corporate Services (Cayman) Limited 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	Network Systems Management Software	Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000	5,166	5,191	12/31/2016	—
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000	5,146	5,169	1/31/2017	—

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date	Percentage of Class Held(1)
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000	5,127	5,149	2/28/2017	—

Virtual Instruments Corporation Total			15,000	15,439	15,509

Xirrus, Inc. 2101 Corporate Center Drive Thousand Oaks CA 91320	Wireless Communications Equipment	Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	1,956	2,110	2,128	6/30/2016	—
		Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	3,649	3,862	3,895	12/31/2016	—
		Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	4,112	4,204	4,264	3/31/2017	—
		Growth Capital Loan (Prime + 8.25% interest rate, 8.50% EOT payment)(2)	10,000	9,805	9,819	12/31/2017	—

Xirrus, Inc. Total			19,717	19,981	20,106

Total Debt Investments			$241,043	$243,088	$240,143

Venture Growth Stage Company	Industry	Type of Warrant	Shares	Cost	Fair Value
Warrants
Aerohive Networks, Inc.	Wireless Communications Equipment	Common Stock	33,993	$153	$4
AirStrip Technologies, Inc.	Medical Software and Information Services	Preferred Stock	31,063	112	95
Birchbox, Inc.(2)	E-Commerce—Personal Goods	Preferred Stock	49,829	566	1,487
Birst, Inc.	Business Applications Software	Preferred Stock	428,491	129	600
Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Preferred Shares	33,000	95	95
CipherCloud, Inc.(2)	Business Applications Software	Preferred Stock	58,746	36	36
ECPM Holdings, LLC	Medical Device and Equipment	Class A Units	1,568,382	224	486
Harvest Power, Inc.	Biofuels/Biomass	Common Stock	350	77	*
Hayneedle, Inc.	E-Commerce—Household Goods	Common Stock	400,000	468	375
HouseTrip SA(1)(3)	Travel and Arrangement / Tourism	Preferred Share	212,804	93	60
InMobi Pte Ltd.(1)(2)(3)	Advertising / Marketing	Ordinary Shares	48,500	35	106
Inspirato, LLC(2)	Travel and Leisure	Preferred Units	1,994	37	43
Lattice Engines, Inc.	Business Applications Software	Preferred Stock	255,913	48	51
Medallia, Inc.(2)	Business Applications Software	Preferred Stock	55,814	11	11
Mind Candy, Inc.(1)(3)	Entertainment	Preferred Stock	287,187	751	732
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Common Stock	419,620	546	421
Nutanix, Inc.(2)	Database Software	Preferred Stock	45,000	77	290
One Kings Lane, Inc.(2)	E-Commerce—Household Goods	Preferred Stock	13,635	29	29
Shazam Entertainment Limited(1)(2)(3)	MultiMedia / Streaming Software	Ordinary Share	2,669,479	134	166
SimpliVity Corporation	Database Software	Preferred Stock	655,639	775	1,351
TechMediaNetwork, Inc.	General Media and Content	Preferred Stock	72,234	31	31
Thrillist Media Group, Inc.	General Media and Content	Common Stock	283,401	712	712
Virtual Instruments Corporation	Network Systems Management Software	Preference Shares	694,788	612	593
Xirrus, Inc.	Wireless Communications Equipment	Preferred Stock	3,820,887	532	476

Total Warrants				$6,282	$8,250

*:	Less than $0.5.

Venture Growth Stage Company	Industry	Type of Equity	Shares	Cost	Fair Value
Equity Investments(2)
BirchBox, Inc	E-Commerce—Personal Goods	Preferred Stock	2,839	$250	$250
Birst, Inc	Business Applications Software	Preferred Stock	42,801	250	250
Inspirato, LLC(1)(4)	Travel and Leisure	Preferred Units	1,948	250	250
MongoDB, Inc.	Software Development Tools	Common Stock	74,742	1,000	1,000
Nutanix, Inc.	Database Software	Preferred Stock	137,202	1,000	1,571

Total Equity Investments				$2,750	$3,321

Total Investments in Portfolio Companies				$252,120	$251,714

Notes applicable to the investments presented in the foregoing table:

Unless otherwise noted, all of the investments in the foregoing table are in entities that are domiciled in the United States and/or have a principal place of business in the United States.

No investment represents a 5% or greater interest in any outstanding class of voting security of the portfolio company.

As of March 31, 2015 and December 31, 2014, unless otherwise noted, certain of our debt investments and certain of our warrants, with an aggregate fair value of approximately $235.2 million and $239.8 million, respectively, were pledged for borrowings under our revolving credit facility.

Notes applicable to the debt investments presented in the foregoing table:

Interest rate is the annual interest rate on the debt investment and does not include any original issue discount, end-of-term, or “EOT”, payment, payment-in-kind interest, or any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. No debt investments have any payment-in-kind interest provisions.

The EOT payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. The EOT payment is amortized and recognized as non-cash income over the loan or lease prior to its payment.

Notes applicable to the equipment financings presented in the foregoing table:

At the end of the term of certain equipment financings, the lessee has the option to purchase the underlying assets at fair market value in certain cases subject to a cap, return the equipment or continue to finance the assets. The fair market values for these financings have been estimated as a percentage of original cost for purposes of the EOT payment value.

Notes applicable to the warrants presented in the foregoing table:

Warrants are associated with funded debt instruments as well as certain commitments to provide future funding.

Specific notes applicable to specific investments in the foregoing table:

(1)	Investment is a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended, or the “1940 Act”. As of March 31, 2015, non-qualifying assets as a percentage of total assets were 7.4%.

(2)	As of March 31, 2015, these debt investments, warrants, equity investments and short-term investments were not pledged as collateral as part of our revolving credit facility.

(3)	Entity is not domiciled in the United States and does not have its principal place of business in the United States.

(4)	Investment is owned by TPVG Investment LLC, a wholly owned taxable subsidiary of us.

(5)	In March 2015, we accelerated the outstanding obligations owed by Coraid Inc., and this obligor entered into a foreclosure agreement that provided for Intermodal Data, Inc. to purchase certain assets and assume the outstanding obligations owed to us.

Our Unfunded Commitments

As of March 31, 2015 and December 31, 2014, our unfunded commitments to nine and eleven portfolio companies, respectively, totaled $153.5 million and $211.0 million, respectively. As of March 31, 2015, $28.0 million of the unfunded commitments were dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. Our unfunded commitments as of March 31, 2015 included $86.0 million that will expire during 2015 and $67.5 million that will expire during 2016 if not drawn prior to expiration. Our unfunded commitments included $143.5 million with technology-related companies and $10.0 million with non-technology related companies, of which $148.5 million represent commitments for growth capital loans and $5.0 million for revolving loans. Our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for us.

Set forth below is a brief description of each portfolio company in our portfolio that constitutes 5% or more of our total assets, as of December 31, 2014:

EndoChoice, Inc. develops technologies and solutions for specialists for the diagnosis and treatment of gastrointestinal diseases.

Harvest Power, Inc. provides industry leading technology and project development capability to harness the renewable energy in organic waste.

Hayneedle, Inc. is an online retail company that owns and operates its flagship website, hayneedle.com, as well as more than 200 online specialty stores with a focus on home products.

ModCloth, Inc. is an online clothing, accessories, and decor retailer that aims to provide an engaging and social shopping atmosphere.

SimpliVity Corporation delivers server, storage, and networking services through one converged network appliance.

Xirrus, Inc. is a leading manufacturer and provider of wireless networking equipment for indoor and outdoor wireless coverage and provides cloud-based centralized management software for the deployment, provisioning, management and control of wireless networks and applications.

MANAGEMENT

Our Board and Its Leadership Structure

Our business and affairs are managed under the direction of our Board. Our Board is divided into three classes of directors serving staggered three-year terms and consists of five members, three of whom are not “interested persons” of our Adviser or its affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” Our Board elects our officers, who serve at the discretion of our Board. The responsibilities of our Board include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by our Adviser as part of its day-to-day management of our investment activities. Our Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of our Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that our Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Our Board has established an Audit Committee, a Valuation Committee, a Compensation Committee and a Nominating and Corporate Governance Committee and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Mr. Labe serves as Chairman of the Board and a member of our Adviser’s Investment Committee. We believe that Mr. Labe’s history with our Adviser, his familiarity with its investment platform and his extensive knowledge of and experience in the venture lending and leasing industry qualify him to serve as the Chairman of the Board.

Our Board does not have a lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, a Valuation Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors and the appointment of a Chief Compliance Officer with whom the independent directors meet without the presence of interested directors and other members of management for administering our compliance policies and procedures.

Our Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, our Board believes that the relationship of Mr. Labe with our Adviser provides an effective bridge between our Board and management, and encourages an open dialogue between management and our Board, ensuring that these groups act with a common purpose. Our Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, our Adviser and our Board.

Our Board considers whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. Our Board also considers whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Information regarding our Board is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
James P. Labe	58	Chief Executive Officer and Chairman of the Board	2013	2017
Sajal K. Srivastava	40	Chief Investment Officer, President and Director	2013	2018

Independent Directors
Gilbert E. Ahye	67	Director	2013	2016
Steven P. Bird	59	Director	2013	2016
Stephen A. Cassani	48	Director	2013	2018

The address for each of our directors is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Harold F. Zagunis	57	Chief Financial Officer
Carl M. Rizzo	63	Chief Compliance Officer

The address for each of our executive officers is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Biographical Information

Independent Directors

Gilbert E. Ahye, an independent director since 2013, became Vice Chairman of American Express Global Business Travel, a joint venture with American Express and a group of private investors, in September 2014. At that time he also became a partner of the private equity firm of Certares. While at American Express he had a longstanding career as a senior executive in finance, business development, investment, and mergers and acquisitions, and was at American Express for more than 30 years. Mr. Ahye served as the Executive Vice President—Chief Development Officer at American Express from May 2003 through August 2014 where he lead the Corporate Development / M&A and Innovation group and was a member of American Express’s Global Management Team. During his time at American Express, Mr. Ahye also served as Chief Financial Officer of the U.S. Consumer Card Business from 1996 to 1999 and Treasurer of International and Domestic Treasury from 1985 to 1988. Prior to joining American Express, Mr. Ahye was head of Capital Budgeting for International Paper Company from 1978 to 1981. From 1977 to 1978, Mr. Ahye served as a Manager at Union Carbide Corporation. From 1971 to 1977, Mr. Ahye served as Senior Auditor at Ernst & Young. Mr. Ahye is a member of both the American and New York State Societies of CPAs and serves on the board of directors of the Henry Street Settlement. Mr. Ahye also serves as an advisor to a payments company in China. Mr. Ahye was named to Black Enterprise Magazine’s 75 Most Powerful Blacks on Wall Street in 2006. Mr. Ahye received a Bachelor of Science degree from Manhattan College, a Master of Business Administration degree from St. John’s University and has a Certified Public Accountant accreditation. We believe that Mr. Ahye’s extensive practical experience with executing successful investment strategies and his long-term focus on business development qualifies him to serve on our board of directors.

Steven P. Bird, an independent director since 2013, is a well known veteran of the Silicon Valley venture capital community as a result of a twenty year career working with leading venture capital funds in both venture capital investing as well as venture capital debt financing. Mr. Bird is a co-founder and has been a General

Partner of Focus Ventures, located in Palo Alto, California, since its founding in 1997 and as of 2013 had over $830 million in assets under management. Focus Ventures invests in privately held, expansion stage technology companies, and Mr. Bird focuses on investments in enterprise software and internet services. Prior to co-founding Focus Ventures, from 1994 to 1996, Mr. Bird was a Managing Director at Comdisco Ventures Inc. where he was involved with debt and equity capital investments for emerging growth companies. From 1984 to 1992, Mr. Bird was a General Partner at First Century Partners, a venture capital fund affiliated with Smith Barney Inc. From 1992 to 1994, Mr. Bird was a Manager at Bain & Company, a management consulting firm where he worked with companies in the communications, software, and semiconductor industries. From 1977 to 1991, Mr. Bird worked as a Senior Development Engineer in software development at Battelle Northwest Laboratories. Mr. Bird received a Bachelor of Science degree from Stanford University, a Master of Science in Mechanical Engineering degree from Stanford University and a Master of Business Administration degree from the Stanford Graduate School of Business. We believe that Mr. Bird’s extensive experience with venture capital investing and venture capital debt financing qualifies him to serve on our board of directors.

Stephen A. Cassani, an independent director since 2013, has had a long-standing career of over twenty years in investment banking and finance relating to growth stage venture capital and private equity backed companies and in real estate. Mr. Cassani is a co-founder of Haven Capital Partners, a real estate investment, development and management company founded in 2009 and located in Palo Alto, California. At Haven Capital Partners, Mr. Cassani oversees a family office with extensive real estate holdings, where his duties include managing commercial development projects as well as new investment opportunities. Prior to co-founding Haven Capital Partners, Mr. Cassani spent most of his career in investment banking, most recently serving as a Managing Director at Citigroup Global Markets, where from 2001 to 2008 he led the firm’s west coast private capital markets business focusing primarily on expansion and growth stage venture capital and private equity backed companies. From 2000 to 2001, Mr. Cassani served as Vice President of Client Management for Brand3, a venture-backed software company. From 1996 to 2000, Mr. Cassani was a Principal in the investment banking group at Montgomery Securities / Banc of America Securities, with a focus on the consumer sector. Prior to that, Mr. Cassani began his investment banking career in the Private Equity Placements Group at Chase Securities, Inc. Mr. Cassani received a Bachelor of Arts degree from the University of California, Berkeley and a Master of Business Administration degree from Columbia Business School. We believe that Mr. Cassani’s extensive investment banking and finance experience relating to growth stage venture capital and private equity backed companies qualifies him to serve on our board of directors.

Interested Directors

James P. Labe, our Chief Executive Officer and Chairman of the Board, is a pioneer of the venture capital lending and leasing segment of the commercial finance industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 25 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. Prior to joining Comdisco, Mr. Labe was employed by Equitec Financial Group. Mr. Labe has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s investment originations and venture capital relationship management efforts since its inception in 2006. Mr. Labe received a Bachelor of Arts degree from Middlebury College and received an Executive Master of Business Administration degree from the University of Chicago. We believe that Mr. Labe’s extensive venture capital lending and leasing experience qualifies him to serve on our board of directors.

Sajal K. Srivastava, our President and Chief Investment Officer, contributes strong investment and operating leadership experience along with a venture lending, leasing and technology finance background. Since its inception in 2006, Mr. Srivastava has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s investment analysis, account servicing, portfolio monitoring, legal and finance groups. Prior to co-founding TPC, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he, as head of their Investment and Credit Analyst team, structured, negotiated and managed over $200 million of transactions and also managed the diligence and credit analysis team. Before joining Comdisco, Mr. Srivastava was part of Prudential Securities, Technology Investment Banking Group. Mr. Srivastava received a Bachelor of Arts degree from Stanford University and received a Master of Science degree in Engineering Economic Systems and Operations Research from Stanford University. We believe that Mr. Srivastava’s strong investment and operating leadership experience qualifies him to serve on our board of directors.

Executive Officers Who Are Not Directors

Harold F. Zagunis, our Chief Financial Officer is also Chief Financial Officer of TPC. Before joining TPC, Mr. Zagunis served as a Managing Director of Redwood Trust Inc., an internally-managed operating company focused on engaging in residential mortgage banking and commercial mortgage lending activities and investing in mortgage- and other real estate-related assets since 2008, and as Chief Risk Officer, Chief Financial Officer, Controller, Treasurer, Vice-President and Secretary of Redwood Trust Inc. at different times between 1995 and 2011. Prior to joining Redwood Trust Inc., from 1986 to 1995, Mr. Zagunis served as the Vice President of Finance for Landmark Land Company, Inc., a publicly traded company owning savings and loan and real estate development interests. Mr. Zagunis received Bachelor of Arts degrees in mathematics and economics from Willamette University and a Masters of Business Administration degree from Stanford University Graduate School of Business.

Carl M. Rizzo, our Chief Compliance Officer, has served as a Director at Alaric Compliance Services LLC since 2011 and performs his functions as our Chief Compliance Officer under the terms of the agreements between us and Alaric Compliance Services LLC and our Adviser and Alaric Compliance Services LLC. At Alaric Compliance Services LLC, Mr. Rizzo served from May 2011 to November 2011 as interim Chief Compliance Officer for AEGON USA Investment Management, LLC, an SEC-registered investment adviser then with assets under management of approximately $110 billion. From 2006 to 2009, Mr. Rizzo served as Senior Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. From 1994 to 2005, he served as principal in-house regulatory compliance attorney for the investment management units of several firms in the bank and insurance channels of the U.S. asset management industry, most recently (from 2001 to 2005) as Assistant General Counsel at Bank of America Corporation in Charlotte, NC. Mr. Rizzo received a Masters of Law degree in federal securities regulation from Georgetown University. Mr. Rizzo received a Bachelor of Arts degree from Davidson College and received a Juris Doctorate degree from the University of Richmond’s T.C. Williams School of Law.

Audit Committee

The members of our Audit Committee are Gilbert E. Ahye, Steven P. Bird and Stephen A. Cassani, each of whom meets the independence standards established by the SEC and the NYSE for audit committees and is independent for purposes of the 1940 Act. Gilbert E. Ahye serves as Chairman of our Audit Committee. Our Board has determined that Gilbert E. Ahye is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Our Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. For the fiscal year ended December 31, 2014, our Audit Committee met five times.

Compensation Committee

The members of our Compensation Committee are Steven P. Bird, Gilbert E. Ahye and Stephen A. Cassani, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Steven P. Bird serves as Chairman of our Compensation Committee. Our Compensation Committee is responsible for overseeing our compensation policies generally and making recommendations to our Board with respect to any incentive compensation or equity-based plans that are subject to Board approval, evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers are compensated by us and as such our Compensation Committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

Our Compensation Committee has the sole authority to retain and terminate any compensation consultant assisting our Compensation Committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. Our Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee when it deems appropriate and in our best interests. For the fiscal year ended December 31, 2014, our Compensation Committee met one time.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Stephen A. Cassani, Gilbert E. Ahye and Steven P. Bird, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Stephen A. Cassani serves as Chairman of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of our Board, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and our management. Our Nominating and Corporate Governance Committee may consider nominating an individual recommended by a stockholder for election as a director if such stockholder complies with the advance notice provisions of our bylaws. For the fiscal year ended December 31, 2014, our Nominating and Corporate Governance Committee met one time.

Our Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of our Board, but the committee considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of our Board’s annual-self assessment, the members of our Nominating and Corporate Governance Committee evaluates the membership of our Board and whether our Board maintains satisfactory policies regarding membership selection.

Valuation Committee

The members of our Valuation Committee are Gilbert E. Ahye, Steven P. Bird, Stephen A. Cassani, James P. Labe and Sajal K. Srivastava. Mr. Ahye serves as Chairman of our Valuation Committee. Our Valuation Committee is responsible for assisting our Board in valuing investments that are not publicly traded or for which current market values are not readily available. Our Board and Valuation Committee utilizes the services of an independent valuation firm to help them determine the fair value of these securities. However, our Board does not have de minimis investments of less than 1% of our gross assets (up to an aggregate of 10% of our gross assets) independently reviewed. The Board, however, may request at its discretion to have such investments valued by an independent valuation firm. For the fiscal year ended December 31, 2014, our Valuation Committee met six times.

Compensation of Directors

No compensation is expected to be paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. The independent directors receive an annual fee of $60,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in-person each regular Board meeting and $1,500 for attending any regular Board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in-person and $500 for attending any Committee meeting telephonically. In addition, they receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each special Board meeting. The Chairman of our Audit Committee receives an annual fee of $5,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. See “Management Agreements—Investment Advisory Agreement.”

Compensation of Executive Officers

None of our officers receives direct compensation from us. However, Messrs. Labe and Srivastava, through their financial interests in our Adviser, are entitled to a portion of any investment advisory fees paid by us under the Investment Advisory Agreement. Our other executive officers are paid by our Administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to us under the Administration Agreement. To the extent that our Administrator outsources any of its functions, we reimburse our Administrator for the fees associated with such functions without profit or benefit to our Administrator. The Investment Advisory Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our Board, including a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. See “Management Agreements—Investment Advisory Agreement;—Administration Agreement.”

Indemnification Agreements

In February 2014, we entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

Each investment opportunity requires the unanimous approval of our Adviser’s Investment Committee. Follow-on investments in existing portfolio companies require the Investment Committee’s approval beyond that obtained when the initial investment in the company was made. The day-to-day management of investments approved by the Investment Committee are overseen by Messrs. Labe and Srivastava.

The members of our Adviser’s Investment Committee and other advisory personnel employed by our Adviser receive compensation from our Adviser that include an annual base salary, an annual individual performance bonus and a portion of the incentive fee or carried interest earned in connection with their services.

Each of Messrs. Labe and Srivastava has a material ownership and financial interest in, and receive compensation and/or profit distributions from, our Adviser. Messrs. Labe and Srivastava are also primarily responsible for the day-to-day management of TPC. As of March 31, 2015, TPC managed over $650 million of outstanding assets.

Portfolio Managers

We consider Messrs. Labe and Srivastava, who are the members of our Adviser’s Investment Committee, to be our portfolio managers. The table below shows the dollar range of shares of our common stock to be beneficially owned by each of our portfolio managers as of March 31, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in TriplePoint Venture Growth BDC Corp.(1)
James P. Labe	$500,001 - $1,000,000
Sajal K. Srivastava	$500,001 - $1,000,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Investment Committee

The Investment Committee of our Adviser meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our Adviser on our behalf. In addition, the Investment Committee reviews and determines by unanimous vote whether to make prospective investments identified by our Adviser and monitors the performance of our investment portfolio. The members of our Adviser’s Investment Committee are Messrs. Labe and Srivastava. Our Adviser may increase the size of its Investment Committee from time to time.

Members of our Advisor’s Senior Investment Team

The members of our Adviser’s senior investment team consist of Messrs Labe and Srivastava and members of our Adviser’s Originations team.

MANAGEMENT AGREEMENTS

Investment Advisory Agreement

Subject to the overall supervision of our Board and in accordance with the 1940 Act, our Adviser manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, our Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make;

•	executes, closes, services and monitors the investments we make;

•	determines the securities and other assets that we will purchase, retain or sell;

•	performs due diligence on prospective investments; and

•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Pursuant to the Investment Advisory Agreement, we have agreed to pay our Adviser a fee for its investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee are ultimately borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1.75% of our average adjusted gross assets, including assets purchased with borrowed funds. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of our two most recently completed calendar quarters. Such amount is appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuances or repurchases during a calendar quarter. Base management fees for any partial month or quarter are appropriately pro-rated.

Incentive Fee

The incentive fee, which provides our Adviser with a share of the income that it generates for us, consists of two components—investment income and capital gains—which are largely independent of each other, with the result that one component may be payable even if the other is not payable.

Under the investment income component, we pay our Adviser each quarter 20.0% of the amount by which our pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision pursuant to which our Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement. The effect of the “catch-up” provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our Adviser receives 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of our election to be regulated as a BDC (March 5, 2014) exceeds the cumulative incentive fees accrued and/or paid since March 5, 2014. In other words, any investment income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since March 5, 2014 minus (y) the cumulative incentive fees accrued and/or paid since March 5, 2014. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since March 5, 2014.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement described in the preceding paragraph. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our assets used to calculate the 1.75% base management fee. These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuance or repurchase during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to first component of incentive fee

Under the capital gains component of the incentive fee, we pay our Adviser at the end of each calendar year 20.0% of our aggregate cumulative realized capital gains from inception through the end of that year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. For the foregoing purpose, our “aggregate cumulative realized capital gains” does not include any unrealized appreciation. It should be noted that we accrue an incentive fee for accounting purposes taking into account any unrealized appreciation in accordance with GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. If such amount is negative, then no capital gains incentive fee is payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date is treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Portion of Incentive Fee before Total Return Requirement Calculation:

Assumptions

•	Hurdle rate(1) = 2.0%

•	Base management fee(2) = 0.4375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.90%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.2625%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee

Incentive Fee = (100% × “Catch-Up”) + (the greater of 0% AND (20.0% × (pre-incentive fee net investment income – 2.0%)))

= (100% × (2.2625% – 2.0%)) + 0%

= 100% × 0.2625%

= 0.2625%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.8625%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.

Incentive Fee = (100% × “Catch-Up”) + (the greater of 0% AND (20.0% × (pre-incentive fee net investment income – 2.5%)))

= (100% × (2.5% – 2.0%)) + (20.0% × (2.8625% – 2.5%))

= 0.5% + (20.0% × 0.3625%)

= 0.5% + 0.0725%

= 0.5725%

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Assumptions

•	Hurdle rate(4) = 2.0%

•	Base management fee(5) = 0.4375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(6) = 0.2%

•	Cumulative incentive compensation accrued and/or paid since March 5, 2014 = $9,000,000

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.8625%

•	20.0% of cumulative net increase in net assets resulting from operations since March 5, 2014 = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations since March 5, 2014 did not exceed the cumulative income and capital gains incentive fees accrued and/or paid since March 5, 2014.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.8625%.

•	20.0% of cumulative net increase in net assets resulting from operations since March 5, 2014 = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations since March 5, 2014 exceeds the cumulative income and capital gains incentive fees accrued and/or paid since March 5, 2014, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(4)	Represents 8.0% annualized hurdle rate.
(5)	Represents 1.75% annualized base management fee.
(6)	Excludes organizational and offering expenses.

Example 3: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20.0 million investment made in Company A, or “Investment A,” and $30.0 million investment made in Company B, or “Investment B.”

•	Year 2: Investment A sold for $50.0 million and fair market value, or “FMV,” of Investment B determined to be $32.0 million

•	Year 3: FMV of Investment B determined to be $25.0 million

•	Year 4: Investment B sold for $31.0 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•	Year 3: None; $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $0.2 million; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20.0 million investment made in Company A, or “Investment A,” $30.0 million investment made in Company B, or “Investment B,” and $25.0 million investment made in Company C, or “Investment C.”

•	Year 2: Investment A sold for $50.0 million, FMV of Investment B determined to be $25.0 million and FMV of Investment C determined to be $25.0 million

•	Year 3: FMV of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

•	Year 4: FMV of Investment B determined to be $35.0 million

•	Year 5: Investment B sold for $20.0 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $5 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•

Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5 million capital gains fee received in Year 2

•	Year 4: None

•

Year 5: None; $5 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

All professionals of our Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by TPC and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	indemnification payments;

•	providing managerial assistance to those portfolio companies that request it;

•	marketing expenses;

•	expenses relating to the development and maintenance of our website;

•

fees and expenses payable to third-parties, including agents, consultants or other advisors, in connection with monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	fees and expenses incurred in connection with obtaining debt financing, including our Credit Facility;

•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;

•	offerings of our common stock and other securities, including any offering made pursuant to this prospectus;

•	investment advisory and management fees;

•	administration fees, expenses and/or payments payable under the Administration Agreement;

•

fees payable to third parties, including agents, consultants and other advisors, relating to, or associated with, evaluating and making investments, including costs associated with meeting potential financial sponsors;

•	transfer and dividend paying agents and custodial fees and expenses;

•	federal and state registration fees;

•	all costs of registration of listing our securities with appropriate regulatory agencies;

•	all cost of listing our securities on any securities exchange;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the SEC, the Financial Industry Regulatory Authority or other regulators;

•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	costs associated with individual or groups of stockholders;

•	our allocable portion of any fidelity bond, directors and officers’ errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•

and all other expenses incurred by us, our Administrator or our Adviser in connection with administering our business, including payments under the Administration Agreement based on our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if (i) (A) approved annually by our Board or (B) by the affirmative vote of the holders of a majority of our outstanding voting securities and (ii) approved by a majority of our directors who are not “interested persons.” The

Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Adviser and may be terminated by either party without penalty upon 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon 60 days’ written notice. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon our executive officers and our Adviser’s senior investment team and members of its Investment Committee, in particular Messrs. Labe and Srivastava, for our future success and upon our Adviser’s access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed.”

The Investment Advisory Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, our Adviser and its professionals and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board Approval of the Investment Advisory Agreement

Our Board approved the Investment Advisory Agreement at its first in-person meeting, held on November 22, 2013. In reaching a decision to approve the investment advisory agreement, the Board reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by TPVG Advisers LLC;

•	the performance relative to comparable business development companies managed by other advisers;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	any breakpoints under the Investment Advisory Agreement and economies of scale;

•	the profitability of TPVG Advisers LLC and its affiliates; and

•	various other matters.

Based on the information reviewed and the discussions detailed above, the Board, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are reasonable in relation to the services provided and approved the investment advisory agreement as being in the best interests of our stockholders.

Administration Agreement

The Administration Agreement provides that our Administrator is responsible for furnishing us with office facilities and equipment and providing us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, our Administrator performs, or oversees, or arranges for, the performance of, our required administrative services, which includes being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC or any other regulatory authority. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our Administrator also provides managerial assistance on our behalf to those companies that have accepted our offer to provide such assistance.

Payments under the Administration Agreement are equal to an amount equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. In addition, if requested to provide significant managerial assistance to our portfolio companies, our Administrator is paid an additional amount based on the services provided, which shall not exceed the amount we receive from such companies for providing this assistance. The Administration Agreement has an initial term of two years and may be renewed with (i) (A) the approval of our Board or (B) by the affirmative vote of the holders of a majority of our outstanding voting securities and (ii) the approval by a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Stockholder approval is not required to amend the Administration Agreement.

The Administration Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and any person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as our administrator.

Pursuant to a sub-administration agreement, our Administrator has engaged Conifer Financial Services LLC to provide certain administrative services to us on behalf of our Administrator.

Staffing Agreement

In February 2014, our Adviser entered into the Staffing Agreement with TPC. Pursuant to the Staffing Agreement, TPC has made and will continue to make, subject to the terms of the Staffing Agreement, its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement (i) provides us with access to deal flow generated by TPC in the ordinary course of its business; (ii) provides us with access to TPC’s investment professionals, including its senior investment team led by Messrs. Labe and Srivastava, and TPC’s non-investment employees; and (iii) commits certain key senior members of TPC’s Investment Committee to serve as members of our Adviser’s Investment Committee. Our Adviser is responsible for determining if we will participate in deal flow generated by TPC. Our Adviser takes advantage of the significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment monitoring capabilities of TPC’s senior investment team. The Staffing Agreement may be terminated with 60 days’ prior written notice.

License Agreement

In February 2014, we entered into the License Agreement with TPC under which TPC granted us a non-exclusive, royalty-free license to use the name “TriplePoint” and the TriplePoint logo. Under the License Agreement, we have a right to use the “TriplePoint” name for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “TriplePoint” name. The License Agreement remains in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

Certain members of our Adviser’s senior investment team and Investment Committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by TPC with similar investment objectives. Similarly, TPC may have other clients with similar, different or competing investment objectives. See “Risk Factors—Relating to our Conflicts of Interest—There are potential conflicts of interest that could negatively affect our investment returns.”

Our investment strategy includes investments in secured loans, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. TPC also manages, and in the future may manage, other investment funds, accounts or vehicles that invest or may invest in these investments. Although we are the primary vehicle through which TPC focuses its venture growth stage business, other vehicles sponsored or managed by our Adviser’s senior investment team may also invest in venture growth stage companies or may have prior investments outstanding to our borrowers. As a result, members of our Adviser’s senior investment team and Investment Committee, in their roles at TPC, may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by TPC with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with TPC’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by our Adviser’s senior investment team, such investment is apportioned by our Adviser’s senior investment team in accordance with (1) our Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.

We have co-invested and, in the future, may co-invest with investment funds, accounts and vehicles managed by TPC where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally are only permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. However, we, TPC and our Adviser may file an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by TPC in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by TPC where terms other than price are negotiated.

Investment Advisory Agreement

In February 2014, we entered into the Investment Advisory Agreement with our Adviser. Pursuant to this agreement, we have agreed to pay to our Adviser a base management fee and an incentive fee for its services. Pursuant to the Investment Advisory Agreement, our Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and diligencing our investments and monitoring our investment portfolio on an ongoing basis. Our Adviser’s management fee and incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of our Adviser are involved in the valuation process for our portfolio investments. See “Risk Factors—Relating to our Conflicts of Interest—The base management and incentive fee structure we have with our Adviser may create incentives that are not fully aligned with the interests of our stockholders;—Our incentive fee may induce our Adviser to pursue speculative investments and to use leverage when it may be unwise to do so;—The valuation process for certain of our portfolio holdings may create a conflict of interest;—The Investment Advisory Agreement was not negotiated at arm’s length basis and may not be as favorable to us as if it had been negotiated with an unaffiliated third-party.”

Administration Agreement

In February 2014, we entered into the Administration Agreement with our Administrator pursuant to which our Administrator is responsible for furnishing us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we pay our Administrator an amount equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance functions. See “Risk Factors—Relating to our Business and Structure—Our Adviser or our Administrator can resign upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows.”

In addition, our Administrator has entered into a sub-administration agreement with Conifer Financial Services LLC to provide certain sub-administrative services to us on behalf of our Administrator.

Staffing Agreement

In February 2014, our Adviser entered into the Staffing Agreement with TPC. Pursuant to the Staffing Agreement, TPC has made and will continue to make, subject to the terms of the Staffing Agreement, its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement (i) provides us with access to deal flow generated by TPC in the ordinary course of its business; (ii) provides us with access to TPC’s investment professionals, including its senior investment team led by Messrs. Labe and Srivastava, and TPC’s non-investment employees; and (iii) commits certain key senior members of TPC’s Investment Committee to serve as members of our Adviser’s Investment Committee. TPC is obligated under the Staffing Agreement to allocate investment opportunities among its affiliates fairly and equitably over time in accordance with its allocation policy. Our Adviser is responsible for determining if we will participate in deal flow generated by TPC. The Staffing Agreement may be terminated with 60 days’ prior written notice. See “Risk Factors—Relating to our Business and Structure—We are dependent upon our executive officers and our Adviser’s senior investment team and members of its Investment Committee, in particular, Messrs. Labe and Srivastava, for our future success and upon our Adviser’s access to such individuals pursuant to the Staffing Agreement. If our Adviser were to lose such access, our ability to achieve our investment objective could be significantly harmed.”

License Agreement

In February 2014, we entered into the License Agreement with TPC under which TPC granted us a non-exclusive, royalty-free license to use the name “TriplePoint” and the TriplePoint logo. See “Risk Factors—Relating to our Conflicts of Interest—There are conflicts related to our arrangements with TriplePoint Capital and our Administrator.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of April 1, 2015, certain ownership information with respect to our common stock for (i) those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock, (ii) each of our directors and (iii) all of our officers and directors as a group.

	Percentage of Common Stock Outstanding
Name and Address	Type of Ownership	Shares Owned	Percentage
James P. Labe(1)	Direct	56,659	0.34%
Sajal K. Srivastava(1)	Direct	57,659	0.35%
Harold F. Zagunis(1)	Direct	23,152	0.14%
Gilbert E. Ahye(1)	—	—	—
Steven P. Bird(1)	—	—	—
Stephen A. Cassani(1)	Direct	500	*
All directors and executive officers as a group	Direct	137,970	0.84%
5% or Greater Beneficial Owners:
Clearbridge Investments, LLC(2)	Direct	897,850	5.47%
Philadelphia Financial Management of San Francisco, LLC(3)	Direct	969,768	5.90%

*	Less than 0.005%.
(1)	The address for all of our officers and directors is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
(2)	Based on information provided in a Schedule 13G filed on February 17, 2015, Clearbridge Investments, LLC reported shared voting and dispositive power with respect to 897,850 shares of our common stock. The Schedule 13G does not include any information regarding shares acquired or sold since the date of such Schedule 13G. The business address of Clearbridge Investments, LLC is 605 Third Avenue, New York, NY 10158.
(3)	Based on information provided in a Schedule 13G filed on February 17, 2015, the 969,768 shares of our common stock noted in the table above consists of 277,574 shares held by Boathouse Row I, L.P., or “BRI,” 90,334 shares held by Boathouse Row II, L.P., or “BRII,” 473,764 shares held by Boathouse Row Offshore Ltd., or “BRO,” and 128,096 shares held by Boathouse Row Offshore Regatta Ltd., or “BROR,” collectively referred to as the “PFM Entities.” The PFM Entities are private investment funds of which Philadelphia Financial Management of San Francisco, LLC, or “PFM,” is the general partner and/or investment manager. Jordan Hymowitz is the managing member of PFM and its majority owner. The Schedule 13G does not include any information regarding shares acquired or sold since the date of such Schedule 13G. The address for PFM and the PFM Entities is c/o Philadelphia Financial Management of San Francisco, LLC, 450 Sansome Street, Suite 1500 San Francisco, CA 94111. In addition, according to information provided to us by Wells Fargo, one or more private investment funds of which PFM is the general partner and/or investment manager purchased an additional 200,000 shares of our common stock in connection with our public offering of common stock completed on April 1, 2015.

The following table sets out the dollar range of our equity securities that are beneficially owned by each of our directors as of March 31, 2015. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in TriplePoint Venture Growth BDC Corp.(1)
Independent Directors
Gilbert E. Ahye	None
Steven P. Bird	None
Stephen A. Cassani	$1 - $10,000
Interested Directors
James P. Labe	Over $100,000
Sajal K. Srivastava	Over $100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

Determinations in Connection with our Investments

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

Our investment assets are carried at fair value in accordance with the 1940 Act and ASC Topic 820. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our Board. Our investments are primarily made to venture growth stage companies in technology, life sciences and other high growth industries. Given the nature of lending to these types of companies, our investments are generally considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investments to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

We have adopted ASC Topic 820. ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:

•	Level 1—Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

•

Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

•

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by our Adviser’s professionals that are responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our Adviser’s senior investment team;

•	Our Valuation Committee then reviews these preliminary valuations;

•

At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm. However, our Board does not have de minimis investments of less than 1.0% of our gross assets (up to an aggregate of 10% of our gross assets) independently reviewed; and

•

Our Board then discusses valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our Adviser, the respective independent valuation firms and our Valuation Committee.

Determinations in Connection with our Offerings

In connection with each offering of shares of our common stock, our Board or an authorized committee thereof is required by the 1940 Act to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. Our Board or an authorized committee thereof considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is based upon the net asset value disclosed in the most recent periodic report we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board or an authorized committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records are made contemporaneously with all determinations described in this section and these records are maintained with other records we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We adopted a dividend reinvestment plan that provides for the reinvestment of our stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of such dividend reinvestment plan have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer and dividend paying agent and registrar, in writing so that such notice is received by the plan administrator no later than three business days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three business days prior to the payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 brokerage commission from the proceeds of the sale of any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or nominee of their election.

We use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board. Market price per share on that date is the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right, however, to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator are allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split or similar corporate action.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash distributions are reinvested, such stockholder does not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis in the stock received in a distribution from us is generally equal to the amount of the reinvested distribution. Any stock received in a distribution has a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

Those stockholders whose shares are held by a broker or other nominee who wish to terminate his or her account under the plan may do so by notifying his or her broker or nominee.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any stockholder distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Plan Administrator c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder, or “Treasury regulations,” each as in effect as of the date of this prospectus. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. stockholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our stockholders hold their shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States, any state therein or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

A “non-U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a nonresident alien individual;

•	a foreign corporation; or

•	a foreign estate or trust.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our shares, the U.S. tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership considering an investment in our common stock should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares by the partnership.

Taxation of the Company

We intend to elect to be treated and intend to qualify each year as a RIC under Subchapter M of the Code. As a RIC, we generally do not pay corporate-level federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends.

To qualify as a RIC, we must, among other things:

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

•	diversify our holdings so that, at the end of each quarter of each taxable year:

•

at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and

•

not more than 25% of the value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, or the “Diversification Tests.”

In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, which we refer to as “SEC Certification.” We have not sought SEC Certification, but it is possible that we will seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

As a RIC, we are generally not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders in any taxable year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains for investment or any investment company taxable income, we are subject to U.S. federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the 4% U.S. federal excise tax described below.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

•	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

•

at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

Debt Instruments. In certain circumstances, we may be required to recognize taxable income prior to which we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.

Warrants. Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally are treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term generally depends on how long we held a particular warrant.

Foreign Investments. In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

Passive Foreign Investment Companies. We may invest in the stock of a foreign corporation which is classified as a “passive foreign investment company” (within the meaning of Section 1297 of the Code), or “PFIC.” In general, unless a special tax election has been made, we are required to pay tax at ordinary income rates on any gains and “excess distributions” with respect to PFIC stock as if such items had been realized ratably over the period during which we held the PFIC stock, plus an interest charge. Certain adverse tax consequences of a PFIC investment may be limited if we are eligible to elect alternative tax treatment with respect to such investment. No assurances can be given that any such election will be available or that, if available, we will make such an election.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our stockholders as ordinary income.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) are taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal tax rate.

Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Generally, you will be provided with a written notice each year reporting the amount of any (i) ordinary income dividends, and (ii) capital gain dividends. For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared. If an investor purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Alternative Minimum Tax. As a RIC, we are subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items are generally apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Dispositions. A U.S. stockholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Tax Shelter Reporting Regulations. Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Taxation of non-U.S. stockholders

The following discussion only applies to certain non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder depends upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.

Actual and Deemed Distributions; Dispositions. Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, are generally subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. stockholder directly, would not be subject to withholding.

In addition, with respect to certain distributions by RICs to non-U.S. stockholders in taxable years beginning before January 1, 2015, no withholding was required and the distributions generally were not subject to U.S. federal income tax if (i) the distributions were properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the dividends were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be provided as to whether such exception will be extended for taxable years beginning after December 31, 2014, or whether any of our distributions will be reported as eligible for such exception.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholders.

Dividend Reinvestment Plan. Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

Backup Withholding. A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of federal income tax, will be subject to information reporting, but may not be subject to backup withholding of federal income tax on taxable dividends or distributions if the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

The Foreign Account Tax Compliance provisions of the U.S. Hiring Incentives to Restore Employment Act (“FATCA”), and the Treasury regulations promulgated thereunder, generally impose a withholding tax of 30% on (i) certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits, and income and (ii) beginning on January 1, 2017, payments of gross proceeds from the sale, exchange, redemption, retirement or other taxable disposition of property of a type that can produce U.S. source interest or dividends, in each case, to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting and withholding requirements regarding its U.S. account holders and its U.S. owners. Accordingly, the entity through which the our common stock is held will affect the determination of whether such withholding is required.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 500,000,000 shares of stock, par value $0.01 per share, 450,000,000 of which are classified as common stock and 50,000,000 of which are classified as preferred stock. Our common stock has been approved for listing on the NYSE under the ticker symbol “TPVG,” subject to official notice of issuance. No shares have been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. As of the date of this prospectus, 16,607,423 shares of our common stock are issued and outstanding.

Under our charter and subject to the rights of holders of any series of preferred stock we may issue in the future, our Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of our entire Board, without any action by our stockholders, may amend our charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Subject to the preferential rights of holders of any outstanding shares of preferred stock that we may issue in the future, distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of funds legally available for payment. Holders of our common stock have no preemptive, exchange, conversion or redemption rights and shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, holders of outstanding shares of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our charter to set, subject to the terms of any series of our stock outstanding at the time, the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock provides us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer and any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee who, in either case, is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in any such capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of such service and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our directors’ and officers’ rights to indemnification and advancement of expenses provided by our charter and bylaws vest immediately upon the election of a director or officer.

Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of

(a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by such corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by such corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we may not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Additionally, we entered into indemnification agreements with our directors and executive officers that provide for indemnification and advance of expenses to the maximum extent permitted under Maryland law and the 1940 Act.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other reasons, the negotiation of such proposals may improve their terms.

Classified Board

Our Board is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meeting of stockholders to be held in 2015, 2016 and 2017, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, successor directors of each class will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and when his or her successor is duly elected and qualifies, and each year one class of directors is elected by our stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that directors will be elected by a plurality of the votes cast in the election of directors. Pursuant to the charter, our Board may amend our bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by our Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law, which is one, and, unless our bylaws are amended, may not be more than 15. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on our Board. Accordingly, except as may be provided by our Board in setting the terms of any class or series of preferred stock, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our charter provides that, subject to the rights of holders of one or more series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which our charter does not). These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board, the Chairman of the Board, President or Chief Executive Officer. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our Secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

Advance Notice of Director Nominations and New Business

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board and the proposal of other business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board or (iii) by a stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting on such business or in the election of each such nominee and who has provided notice to us within the time period, and containing the information, specified by the advance notice provisions set forth in our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our Board may be made only (i) by or at the direction of our Board or (ii) provided that the meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each such nominee and who has provided notice to us within the time period, and containing the information, specified by the advance notice provisions set forth in our bylaws.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast a majority of the votes entitled to be cast on the matter. However, our charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:

•

amendments to the provisions of our charter relating to the classification of the Board, the power of the Board to fix the number of directors and to fill vacancies on the Board, the vote required to elect or remove a director and the Board’s exclusive power to amend our bylaws;

•	charter amendments that would convert us from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the 1940 Act);

•	our liquidation or dissolution;

•	amendments to the provisions of our charter relating to the vote required to approve our dissolution, amendments to our charter and extraordinary transactions;

•

any merger, consolidation, conversion, statutory share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders; or

•

any transaction between us, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of our directors generally, or any affiliate of such a person, group or member of such a group, or collectively, “Transacting Persons,” on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of our continuing directors (in addition to approval by the Board), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval unless another provision of our charter requires such approval.

The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by our stockholders or whose election by the Board to fill vacancies is approved by a majority of the continuing directors then on our Board. Our charter and bylaws provide that our Board has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders are not entitled to exercise appraisal rights, unless the Board determines that such rights will apply.

Control Share Acquisitions

The Control Share Acquisition Act provides that holders of control shares of a Maryland corporation acquired in a control share acquisition have no voting rights with respect to such control shares except to the extent approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions. A person who has made or proposes to make a control share acquisition may compel the board of directors of the Maryland corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Acquisition Act would, if implemented, violate Section 18(i) of the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any such business combination generally must be recommended by the board of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days)

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

•	the title of such warrants;

•	the title of such subscription rights;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock;

•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “—Events of Default” and “—Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

No person from whom we borrow will, in its capacity as either a lender or debt security holder, have either a veto power or a vote in approving or changing any of our operating policies or investment strategies, as applicable.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•

the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•

an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;

•

financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her, or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of (or premium, if any, on) a debt security of the series within five days of its due date;

•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or

•

the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•

the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sells substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

•

the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•

reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of its covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•

for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or requests a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “—Indenture Provisions—Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

•

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplishe covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourself from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of its counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “—Indenture Provisions—Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as its agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us) whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by any subsidiaries, financing vehicles, or similar facilities we may have.

In the event of our bankruptcy, liquidation, reorganization or other winding up any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

REGULATION

We are a BDC under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers), principal underwriters, agents and affiliates of those affiliates, underwriters or agents and requires that a majority of the directors of a BDC be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC without the approval of a majority of our outstanding voting securities.

We do not intend to acquire securities issued by any investment company in excess of the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. None of the policies in this paragraph is fundamental and each may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets are the following:

(1)	securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

i.	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

ii.	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.

(2)	securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)	securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(4)	cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining and interpreting qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

We look through our subsidiaries to the underlying holdings (considered together with portfolio assets held outside of our subsidiaries) for purposes of determining compliance with the 70% qualifying assets requirement of the 1940 Act. On a consolidated basis, at least 70% of our assets will be eligible assets.

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) above. BDCs generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as “temporary investments,” so that 70% of our assets are qualifying assets or temporary investments. Typically, we invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the “Diversification Tests,” in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser monitors the creditworthiness of any counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as that term is defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We consolidate our financial results with all of our wholly owned subsidiaries for financial reporting purposes and measure our compliance with the leverage test applicable to BDCs under the 1940 Act on a consolidated basis. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set out below. The guidelines are reviewed periodically by our Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, our Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Our Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Adviser votes proxies relating to any of our portfolio equity securities in what it perceives to be the best interest of our stockholders. Our Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on any of the portfolio equity securities we hold. In most cases our Adviser will vote in favor of proposals that our Adviser believes are likely to increase the value of any of the portfolio equity securities we hold. Although our Adviser generally votes against proposals that may have a negative effect on any of our portfolio equity securities, our Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s senior investment team. To ensure that our Adviser’s vote is not the product of a conflict of interest, our Adviser requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our Adviser discloses such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how our Adviser voted proxies by making a written request for proxy voting information to: 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as are necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Adviser are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering these policies and procedures.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include concurrent investments in the same company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any company that is advised or managed by TPC, our Adviser or their affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

In the future, we may co-invest with investment funds, accounts and vehicles managed by TPC where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally are only permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. However, we, TPC and our Adviser intend to file an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by TPC in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Even when we file this exemptive application, there can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by TPC where terms other than price are negotiated.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

(1)	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

(2)	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

(3)	when we are required to comply with Rule 13a-15 under the Exchange Act, our management will prepare an annual report regarding its assessment of our internal control over financial reporting, which will be audited by our independent registered public accounting firm; and

(4)	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

Emerging Growth Company

We are an emerging growth company as defined in the JOBS Act and we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. Although we have not made a determination whether to take advantage of any or all of these exemptions, we expect to remain an emerging growth company for up to five years following the completion of our initial public offering or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.0 billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act which would occur if the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the preceding three-year period. In addition, we have irrevocably opted-out of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. As a result, we comply with new or revised accounting standards on the same time frames as other public companies that are not “emerging growth companies.”

Corporate Governance Regulations

The NYSE has adopted corporate governance regulations that listed companies must comply with. We are in compliance with these corporate governance listing standards. We monitor our compliance with all future listing standards and take all necessary actions to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $500,000,000 of common stock, preferred stock, warrants representing rights to purchase shares of our common stock, subscription rights or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is listed on the NYSE under the symbol “TPVG”. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

SHARES ELIGIBLE FOR FUTURE SALE

As of the date of this prospectus, 16,607,423 shares of our common stock are outstanding. Of these shares, 145,670 are restricted securities under the meaning of Rule 144. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under the Securities Act or may be sold pursuant to the safe harbors found in Rule 144 under the Securities Act, which are summarized below.

In general, a person who has beneficially owned “restricted” shares of our common stock for at least six months would be entitled to sell their securities provided that (a) such person is not deemed to have been one of our affiliates at the time of, or at any time during the 90 days preceding, a sale and (b) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned “restricted” shares of our common stock for at least six months but who are our affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales by affiliates under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. We can give no assurance as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. We can make no prediction as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus.”

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank, N.A. pursuant to a custody agreement. The principal business address of U.S. Bank, N.A. is 190 S. LaSalle Street, 10th Floor, Chicago, IL 60603. American Stock Transfer & Trust Company, LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in do not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, our Adviser is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our Adviser generally seeks reasonably competitive trade execution costs but does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our Adviser may select a broker based upon brokerage or research services provided to our Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters relating to this prospectus will be passed upon for us by Clifford Chance US LLP, New York, New York.

EXPERTS

The consolidated financial statements as of December 31, 2014 of TriplePoint Venture Growth BDC Corp. and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein. Such consolidated financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We also maintain a website at http://www.tpvg.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Condensed Consolidated Statements of Assets and Liabilities as of March 31, 2015 (unaudited) and December 31, 2014	F-2
Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2015 (unaudited) and the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014 (unaudited)	F-3

Condensed Consolidated Statements of Changes in Net Assets for the Three Months Ended March  31, 2015 (unaudited) and the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014 (unaudited)

F-4
Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2015 (unaudited) and the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014 (unaudited)	F-5
Condensed Consolidated Schedules of Investments as of March 31, 2015 (unaudited) and December 31, 2014	F-6
Notes to Condensed Consolidated Financial Statements as of March 31, 2015 (unaudited)	F-8
Report of Independent Registered Public Accounting Firm	F-33
Consolidated Statement of Assets and Liabilities as of December 31, 2014	F-34
Consolidated Statement of Operations for the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014	F-35
Consolidated Statement of Changes in Net Assets for the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014	F-36
Consolidated Statement of Cash Flows for the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014	F-37
Consolidated Schedule of Investments as of December 31, 2014	F-38
Notes to Consolidated Schedule of Investments	F-43

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	As of March 31, 2015	As of December 31, 2014
	(unaudited)
	(dollars in thousands, except share and per share data)
Assets:
Investments at fair value (amortized cost of $252,120 and $256,485, respectively)	$251,714	$257,971
Short-term investments at fair value (cost of $0 and $49,998, respectively)	—	49,995
Cash	9,820	6,906
Restricted cash	8,481	8,033
Receivable related to public offering of common stock	94,575	—
Deferred credit facility costs	2,592	2,921
Prepaid expenses	282	503

Total Assets	367,464	326,329

Liabilities:
Revolving credit facility payable	120,000	118,000
Payable for U.S. Treasury bill assets	—	49,998
Base management fee payable	1,159	1,905
Income incentive fee payable	1,162	2,350
Accrued capital gains incentive fee	—	296
Payable to directors and officers	70	96
Dividend payable	3,573	—
Other accrued expenses and liabilities	3,627	8,705

Total Liabilities	129,591	181,350

Commitments and Contingencies (Note 7)	—	—
Net Assets	$237,873	$144,979

Preferred stock, par value $0.01 per share (50,000,000 shares authorized; no shares issued and outstanding as of March 31, 2015 and December 31, 2014)	$—	$—
Common stock, par value $0.01 per share (450,000,000 shares authorized; 16,424,171 and 9,924,171 shares issued and outstanding as of March 31, 2015 and December 31, 2014, respectively)	164	99
Paid-in capital in excess of par value	236,298	142,635
Net investment income	17,753	12,808
Accumulated net realized losses	(317)	—
Accumulated net unrealized (losses) gains	(406)	1,483
Dividend distributions	(15,619)	(12,046)

Net Assets	$237,873	$144,979

Net Asset Value per Share	$14.48	$14.61

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended March 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014
	(unaudited)
	(dollars in thousands, except share and per share data)
Investment Income:
Interest income from investments	$9,161	$1,308
Other income
Expiration/termination of unfunded commitments	611	—
Other fees	36	—

Total investment and other income	9,808	1,308
Operating Expenses:
Base management fee	1,159	144
Income incentive fee	1,162	—
Capital gains incentive fee	(296)	275
Interest expense and amortization of fees	1,644	154
Administration agreement expenses	371	52
General and administrative expenses	823	114

Total Operating Expenses	4,863	739

Net investment income	4,945	569
Net realized gains	(317)	—
Net change in unrealized gains on investments	(1,889)	1,374

Net Increase in Net Assets Resulting from Operations	$2,739	$1,943

Basic and diluted net investment income per share	$0.48	$0.06
Basic and diluted net increase in net assets per share	$0.27	$0.20
Basic and diluted weighted average shares of common stock outstanding	10,285,282	9,842,333

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Shares of Common Stock	Total Net Assets
	(unaudited)
	(dollars in thousands, except share data)
Balance as of March 5, 2014	1,668	$25
Net increase in net assets resulting from operations	—	1,943
Dividend distributions	—	—
Common stock issuance, net	9,840,665	141,548

Balance as of March 31, 2014	9,842,333	$143,516

Balance as of December 31, 2014	9,924,171	$144,979
Net increase in net assets resulting from operations	—	2,739
Dividend distributions	—	(3,573)
Common stock issuance, net	6,500,000	93,728

Balance as of March 31, 2015	16,424,171	$237,873

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Three Months Ended March 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014
	(unaudited)
	(dollars in thousands)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$2,739	$1,943
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Fundings and purchases of investments	(9,758)	(141,993)
Sales of short-term investments	49,998	—
Principal payments on investments	15,739	—
Net change in unrealized losses (gains) on investments	1,889	(1,374)
Net change in realized losses on investments	317	—
Amortization and accretion of premiums and discounts, net	(357)	(269)
Accretion of end-of-term payments	(1,576)	(13)
Amortization of deferred credit facility costs	329	59
Change in restricted cash	(448)	—
Change in operating assets and liabilities:
Payable for U.S. Treasury bill assets	(49,998)	49,999
Prepaid expenses	(232)	(262)
Base management fee	(746)	144
Income incentive fee payable	(1,188)	—
Accrued capital gains incentive fee	(296)	275
Payable to directors and officers	(26)	—
Other accrued expenses and liabilities	(4,965)	1,528

Net cash provided by (used in) operating activities	1,421	(89,963)

Cash Flows from Financing Activities:
Borrowing under bridge facility	—	121,662
Repayment of bridge facility	—	(121,662)
Borrowings under revolving credit facility, net	2,000	20,000
Dividend distributions, net	—	—
Deferred credit facility costs	(496)	(458)
Net proceeds from issuance of common stock	(11)	141,548

Net cash provided by financing activities	1,493	161,090

Net change in cash and cash equivalents	2,914	71,127
Cash and cash equivalents at beginning of period	6,906	25

Cash and cash equivalents at end of period	$9,820	$71,152

Supplemental Disclosure of Non-Cash Financing Activities:
Accrued deferred credit facility cost	$44	$2,532
Offering costs not yet paid	768	—
Gross proceeds from issuance of common stock not yet received (due April 1, 2015)	94,575	—
Supplemental Disclosures of Cash Flow Information:
Cash paid during period for interest	1,308	25
Dividend declared, not paid	3,573	—

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

			As of March 31, 2015
Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
			(unaudited)
			(dollars in thousands)
Debt Investments:
AirStrip Technologies, Inc.	Medical Software and Information Services	Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	$4,029	$4,278	$4,296	10/31/2016
		Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	5,000	5,163	5,183	3/31/2017
		Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	4,698	4,803	4,817	7/31/2017

AirStrip Technologies, Inc. Total			13,727	14,244	14,296

Birst, Inc.	Business Applications Software	Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT payment)	10,000	9,894	9,900	11/30/2017
Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Growth Capital Loan (11.50% interest rate, 9.50% EOT payment)	6,000	5,992	6,011	9/30/2017
Coraid, Inc.(2)(5)	Data Storage	Growth Capital Loan (10.00% interest rate, 6.00% EOT payment)	4,585	4,684	3,482	12/31/2016
		Growth Capital Loan (10.00% interest rate, 6.00% EOT payment)	9,928	9,870	7,504	6/30/2017

Coraid, Inc. Total			14,513	14,554	10,986

EndoChoice, Inc.	Medical Device and Equipment	Growth Capital Loan (11.75% interest rate, 8.00% EOT payment)	10,000	10,142	10,096	2/28/2018
		Growth Capital Loan (11.75% interest rate, 8.00% EOT payment)	10,000	10,095	10,096	2/28/2018
		Growth Capital Loan (11.75% interest rate, 8.00% EOT payment)	10,000	10,060	10,096	2/28/2018

EndoChoice, Inc. Total			30,000	30,297	30,288

Harvest Power, Inc.	Biofuels/ Biomass	Growth Capital Loan (12.00% interest rate, 9.00% EOT payment)	20,000	20,767	20,678	11/30/2016
Hayneedle, Inc.	E-Commerce- Household Goods	Growth Capital Loan (12.50% interest rate, 12.00% EOT payment)	15,000	15,263	15,255	8/31/2017
		Growth Capital Loan (12.75% interest rate, 16.00% EOT payment)	5,000	5,137	5,156	12/31/2017

Hayneedle, Inc. Total			20,000	20,400	20,411

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS

As of March 31, 2015 (unaudited) and as of December 31, 2014 (audited)

NOTES TO CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS

Notes applicable to the investments presented in the foregoing tables:

Unless otherwise noted, all of the investments in the foregoing tables are in entities that are domiciled in the United States and/or have a principal place of business in the United States.

No investment represents a 5% or greater interest in any outstanding class of voting security of the portfolio company.

As of March 31, 2015 and December 31, 2014, unless otherwise noted, certain of the Company’s debt investments and certain of the Company’s warrants, with an aggregate fair value of approximately $235.2 million and $239.8 million, respectively, were pledged for borrowings under the Company’s revolving credit facility.

Notes applicable to the debt investments presented in the foregoing tables:

Interest rate is the annual interest rate on the debt investment and does not include any original issue discount, end-of-term (EOT) payment, payment-in-kind interest, or any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. No debt instruments have any payment-in-kind interest provisions.

The EOT payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. The EOT payment is amortized and recognized as non-cash income over the loan or lease prior to its payment.

Notes applicable to the equipment financings presented in the foregoing tables:

At the end of the term of certain equipment financings, the lessee has the option to purchase the underlying assets at fair market value in certain cases subject to a cap, return the equipment or continue to finance the assets. The fair market values for these financings have been estimated as a percentage of original cost for purposes of the EOT payment value.

Notes applicable to the warrants presented in the foregoing tables:

Warrants are associated with funded debt instruments as well as certain commitments to provide future funding.

Specific notes applicable to specific investments in the foregoing tables:

(1) Investment is a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). As of March 31, 2015 and December 31, 2014, non-qualifying assets as a percentage of total assets were 7.4% and 8.6%, respectively.

(2) As of March 31, 2015 or December 31, 2014, these debt investments, warrants, equity investments and short-term investments were not pledged as collateral as part of the Company’s revolving credit facility.

(3) Entity is not domiciled in the United States and does not have its principal place of business in the United States.

(4) Investment is owned by TPVG Investment LLC, a wholly owned taxable subsidiary of the Company.

(5) In March 2015, the Company accelerated the outstanding obligations owed by Coraid Inc., and this obligor entered into a foreclosure agreement that provided for Intermodal Data, Inc. to purchase certain assets and assume the outstanding obligations owed to the Company.

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 1. Organization

TriplePoint Venture Growth BDC Corp. (the “Company”), a Maryland corporation, was formed on June 28, 2013 and priced its initial public offering and commenced investment operations on March 5, 2014. The Company is structured as an externally managed, non-diversified, closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As a BDC, the Company expects to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company was formed to expand the venture growth stage business segment of TriplePoint Capital LLC’s (“TPC”) investment platform. TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. The Company’s investment objective is to maximize total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending to venture growth stage companies focused in technology, life sciences and other high growth industries backed by the TPC’s select group of leading venture capital investors. The Company is externally managed by TPVG Advisers LLC (the “Adviser”) which is registered as an investment adviser under the 1940 Act and is a wholly owned subsidiary of TPC. The Adviser is responsible for sourcing, reviewing and structuring investment opportunities, underwriting and performing due diligence on investments and monitoring the investment portfolio on an ongoing basis. The Adviser was organized in August 2013 and, pursuant to an investment advisory agreement entered into between the Company and the Adviser, the Company pays the Adviser a base management fee and an incentive fee for its services. The Company has also entered into an administration agreement with TPVG Administrator LLC (the “Administrator”), a wholly owned subsidiary of the Adviser, and pays fees and expenses for services provided.

The Company has two wholly owned subsidiaries: TPVG Variable Funding Company LLC (the “Financing Subsidiary”), a bankruptcy remote special purpose entity established for utilizing the Company’s revolving credit facility, and TPVG Investment LLC, an entity established for holding certain of the Company’s investments in order to benefit from the tax treatment of these investments and create a tax structure that is more advantageous with respect to the Company’s RIC status. These subsidiaries are consolidated in the financial statements of the Company.

Note 2. Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

The accompanying interim consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10Q and Articles 6 or 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. The condensed consolidated financial statements include the accounts of the Company and its consolidated subsidiaries and reflect all adjustments and reclassifications that are necessary for the fair representation of financial results as of and for the periods presented. Certain items in the prior period’s condensed consolidated financial statements have been reclassified to conform to the current period’s presentation. These reclassifications did not impact any prior amounts of reported total assets, total liabilities, net assets or results of operations. All intercompany account balances and transactions have been eliminated.

Use of Estimates

The preparation of the accompanying condensed consolidated financial statements in conformity with GAAP requires estimates and assumptions to be made that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets, creditworthiness of portfolio companies and any other parameters used in determining these estimates could cause actual results to differ from those estimates.

Investments

Investment transactions are recorded on a trade-date basis. The Company applies fair value to all its investments. Fair value is a market-based measure considered from the perspective of the market’s participant who holds the financial instrument rather than an entity specific measure. When market assumptions are not readily available, the Company’s own assumptions are set to reflect those that the Adviser believes market participants would use in pricing the financial instruments on the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a variety of factors. To the extent the valuation is based on models or inputs that are less observable the determination of fair value requires more judgment. The Company’s valuation methodology is approved by the Company’s Board of Directors (the “Board”) and the Board is responsible for the fair values determined. As markets change, new types of investments are made, or pricing for certain investments becomes more or less observable, the Board may refine its valuation methodologies appropriately.

Cash and Cash Equivalents

The Company places its cash with financial institutions and at times, cash held in such accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company may invest a portion of its cash in money market funds, within the limitations of the 1940 Act.

Restricted Cash

Restricted cash consists of collections of interest and principal payments on investments maintained in segregated trust accounts for the benefit of the lenders and administrative agent of the Company’s revolving credit facility.

Deferred Credit Facility Costs

Deferred credit facility costs represent fees and other expenses incurred in connection with the Company’s revolving credit facility. These amounts are amortized and included in interest expense in the condensed consolidated statements of operations over the estimated term of the facility.

Other Accrued Expenses and Liabilities

Other accrued expenses and liabilities include interest payable, accounts payable and the fair value of unfunded commitment liabilities. Unfunded commitment liabilities reflect the fact that the Company is a party to certain delay draw credit agreements with its portfolio companies, which requires the Company to make future advances at the borrowers’ discretion during a defined loan availability period. The Company’s credit agreements contain customary lending provisions which allow the Company relief from funding previously made commitments in instances where the underlying portfolio company experiences materially adverse events that affect the financial condition or business outlook for the portfolio company. In certain instances, the borrower may be required to achieve certain milestones before they may request a future advance. The unfunded obligation associated with these credit agreements is equal to the amount by which the contractual funding commitment exceeds the sum of the amount of funded debt unless the availability period has expired. The fair value at the inception of the agreement of the delay draw credit agreements approximates the fair value of the warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability included in the Company’s condensed consolidated statements of assets and liabilities reflects the fair value of these future funding commitments.

Paid-in Capital

The Company records the proceeds from the sale of its common stock on a net basis to capital stock and paid-in capital in excess of par value, excluding all offering costs.

Income Recognition

Interest income, adjusted for amortization of market premium and accretion of market discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the Company’s debt investments, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective interest method. Loan origination fees received in connection with the closing of investments are reported as unearned income which is included as amortized cost of the investment; the unearned income from such fees is accreted over the contractual life of the loan based on the effective interest method as interest income. Upon prepayment of a loan or debt security, unamortized loan origination fees and unamortized market discounts are recorded as interest income. End-of-term (EOT) payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. Interest is accrued during the life of the loan on the EOT payment using the effective interest method as non-cash income. The EOT payment generally ceases accruing to the extent the borrower is unable to pay the remaining principal and interest due.

Other income includes certain fees paid by portfolio companies (for example, extension fees, revolver loan facility fees) and the recognition of the value of unfunded commitments that expired during the reporting period.

Non-accrual loans

A loan may be left on accrual status during the period the Company is pursuing repayment of the loan. The Company reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon the Company’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in the Company’s judgment, payments are likely to remain current.

Realized/Unrealized Gains or Losses

The Company measures realized gains or losses from the repayment or sale of investments using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized gains (losses) on investments in the condensed consolidated statements of operations.

Management Fees

The Company accrues for the base management fee and incentive fee. The accrual for incentive fee includes the recognition of incentive fees on unrealized gains, even though such incentive fees are neither earned nor payable to the Adviser until such gains are both realized and in excess of unrealized losses on investments.

U.S. Federal Income Taxes

The Company intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M the Code, for U.S. federal income tax purposes, beginning with the Company’s taxable year ended December 31, 2014. Generally, a RIC is not subject to U.S. federal income taxes on distributed income and gains if it distributes at least 90% of its net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any, to its stockholders. Additionally, a RIC must distribute at least 98% of its ordinary income and 98.2% of its capital gain net income on an annual basis and any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which the RIC previously paid no U.S. federal income tax to avoid a U.S. federal excise tax. The Company intends to distribute sufficient dividends to maintain the Company’s RIC status each year and does not anticipate paying any material U.S. federal income taxes in the future.

Dividends and Distributions

Dividends to common stockholders are recorded on the ex-dividend date. The Board determines the amount of dividends to be paid each quarter based on a variety of factors including estimates of future earnings. Net realized capital gains, if any, are intended to be distributed at least annually. The Company will calculate both its current and accumulated earnings and profits on a tax basis in order to determine the amount of any distribution that constituted a return of capital to the Company’s stockholders and that while such distributions are not taxable, they may result in higher capital gains taxes when the shares are eventually sold.

Organizational and Offering Costs

The Company incurred $1.75 million in offering costs in completing its initial public offering in March 2014, which were charged against paid-in capital. Organizational and offering costs in excess of this amount were paid by the Adviser. None of the expenses borne by the Adviser in connection with the Company’s initial public offering above the $1.75 million threshold are subject to recoupment from the Company.

The Company incurred approximately $0.8 million in offering costs in completing its public offering of common stock in March 2015, which were charged against paid-in capital.

Per Share Information

Basic and diluted earnings per common share are calculated using the weighted average number of common shares outstanding for the periods presented. For the periods presented, basic and diluted earnings per share are the same since there are no potentially dilutive securities outstanding.

Note 3. Related Party Agreements and Transactions

Acquisition of Initial Portfolio

On March 5, 2014, the Company acquired from TPC and certain of its subsidiaries, a select portfolio of investments in venture growth stage companies originated through TPC consisting of funded debt and direct equity investments, future funding commitments and warrants associated with both the funded debt investments and future funding commitments. This initial portfolio included 23 secured loans with an aggregate outstanding principal amount of approximately $119.2 million, two equity investments of approximately $2.0 million and warrants to purchase shares in 15 portfolio companies of approximately $3.2 million. The valuation of this initial portfolio was conducted by the Board in consultation with the Adviser and consideration of valuations performed by a third-party valuation firm.

The funding for the acquisition of this portfolio was provided through a credit facility (the “Bridge Facility”) with Deutsche Bank AG, New York Branch (“Deutsche Bank”). The fees and expenses associated with entering into the Bridge Facility were covered by TPC. The Bridge Facility, along with the interest expense incurred thereon, was repaid in full on March 11, 2014, with a portion of the proceeds from the initial public offering.

Investment Advisory Agreement

Prior to the commencement of operations, the Board approved an investment advisory agreement (the “Advisory Agreement”). Subject to the overall supervision of the Board and in accordance with 1940 Act, the Adviser manages the day-to-day operations and provides investment advisory services to the Company. Under the terms of the Advisory Agreement, the Adviser:

•	determines the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments the Company makes;

•	executes, closes, services and monitors the investments the Company makes;

•	determines the securities and other assets that the Company purchases, retains or sells;

•	performs due diligence on prospective investments; and

•	provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

Pursuant to the Advisory Agreement, the Company has agreed to pay the Adviser a fee for its investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and incentive fee is ultimately borne by the Company’s stockholders.

The base management fee is calculated at an annual rate of 1.75% of the Company’s average adjusted gross assets, including assets purchased with borrowed funds. For services rendered under the Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Company’s gross assets at the end of its two most recently completed calendar quarters. Such amount is appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuance or repurchases during a calendar quarter. Base management fees for any partial month or quarter are appropriately pro-rated.

The incentive fee, which provides the Adviser with a share of the income it generates for the Company, consists of two components—investment income and capital gains—which are largely independent of each other, with the result that one component may be payable even if the other is not payable.

Under the investment income component, the Company pays the Adviser 20.0% of the amount by which the Company’s pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of the Company’s net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision pursuant to which the Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement. The effect of the “catch-up” provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, the Adviser receives 20.0% of the Company’s pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income is payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of the Company’s election to be treated as a BDC exceeds the cumulative incentive fees accrued and/or paid since the effective date of the Company’s election to be treated as a BDC. In other words, any investment income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of the Company’s election to be treated as a BDC minus (y) the cumulative incentive fees accrued and/or paid since the effective date of the Company’s election to be treated as a BDC. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of the Company’s pre-incentive fee net investment income, realized gains and losses and unrealized gains and losses since the effective date of the Company’s election to be treated as a BDC. The Company elected to be treated as a BDC on March 5, 2014.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss, subject to the total return requirement described in the preceding paragraph. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company may pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses subject to the total return requirement. The Company’s net investment income used to calculate this component of the incentive fee is also included in the amount of the Company’s assets used to calculate the 1.75% base management fee. These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuance or repurchase during the current quarter.

Under the capital gains component of the incentive fee, the Company pays the Adviser at the end of each calendar year 20.0% of the Company’s aggregate cumulative realized capital gains from inception through the end of that year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized losses through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. For the foregoing purpose, the Company’s “aggregate cumulative realized capital gains” does not include any unrealized gains. It should be noted that the Company accrues an incentive fee for accounting purposes taking into account any unrealized gains in accordance with GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. If such amount is negative, then no capital gains incentive fee is payable for such year. Additionally, if the Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

The base management fee accrued and payable, income incentive fee accrued and payable, and capital gains incentive fee accrued are included in the Company’s condensed consolidated financial statements and summarized in the table below. The Adviser has agreed not to include the U.S. Treasury bills acquired at the end of each quarter of 2014 in the calculation of gross assets for purposes of determining its base management fee. There were no realized capital gains since the inception of the Company and, thus, no capital gains incentive fee was earned or is payable. The Company had net unrealized losses during the three months ended March 31, 2015, and, as a result, recorded a reversal in accrued capital gains incentive fee up to the amount previously recognized of approximately $0.3 million. The Company had net unrealized gains during the period from March 5, 2014 (commencement of operations) to March 31, 2014, and, as a result, accrued a capital gains incentive fee equal to 20% of that amount.

Management and Incentive Fee (dollars in thousands)	For the Three Months Ended March 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014
Base management fee	$1,159	$144
Income incentive fee	$1,162	$—
Capital gains incentive fee	$(296)	$275

During the three months ended March 31, 2015, approximately $1.9 million of base management fee earned in prior periods was paid and $2.4 million of income incentive fee earned in prior periods was paid. During the period from March 5, 2014 (commencement of operations) to March 31, 2014, no base management or income incentive fees were paid.

Administration Agreement

Prior to the commencement of operations, the Board approved an administration agreement (the “Administration Agreement”). The Administration Agreement provides that the Administrator is responsible for furnishing the Company with office facilities and equipment and provide the Company with clerical, bookkeeping, recordkeeping services and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees, or arranges for, the performance of the Company’s required administrative services, which includes being responsible for the financial and other records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports and other materials filed with the Securities and Exchange Commission (the “SEC”) and any other regulatory authority. In addition, the Administrator assists the Company in determining and publishing net asset value, overseeing the preparation and filing of the Company’s tax returns and printing and disseminating reports and other materials to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator also provides managerial assistance on the Company’s behalf to those companies that have accepted the Company’s offer to provide such assistance.

Payments under the Administration Agreement are equal to an amount equal to the Company’s allocable portion (subject to the review of the Board) of the Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the chief compliance officer and chief financial officer and their respective staffs. In addition, if requested to provide significant managerial assistance to the Company’s portfolio companies, the Administrator is paid an additional amount based on the services provided, which shall not exceed the amount the Company receives from such companies for providing this assistance.

The Administrator engages a sub-administrator to provide certain administrative services. For the three months ended March 31, 2015, and for the period from March 5, 2014 (commencement of operations) to March 31, 2014, expenses paid or payable by the Company to the Administrator under the Administration Agreement were approximately $0.4 million and $52 thousand, respectively, of which approximately $0.1 million and $23 thousand, respectively, were paid or payable to third-party service providers.

Note 4. Investments

The Company measures the value of its investments at fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure ( “ASC Topic 820”) issued by the Financial Accounting Standards Board (“FASB”). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Valuation Committee of the Board is responsible for assisting the Board in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, the Board, with the assistance of the Adviser and its senior investment team and independent valuation agents, is responsible for determining, in good faith, the fair value in accordance with the valuation policy approved by the Board. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. The Adviser considers a range of fair values based upon the valuation techniques utilized and generally selects a value within that range that most represents fair value based on current market conditions as well as other factors the Adviser’s senior investment team considers relevant. The Board makes this fair value determination on at least a quarterly basis or at such other times when the Board feels it would be appropriate to do so, given the circumstances. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below.

Level 1—	Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

Level 2—	Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

Level 3—	Valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

With respect to investments for which market quotations are not readily available, the Board undertakes a multi-step valuation process each quarter, as described below:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Adviser’s professionals that are responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with the Adviser’s senior investment team;

•	The Valuation Committee then reviews these preliminary valuations and makes fair value recommendations to the Board;

•

At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm. However, the Board does not intend to have de minimis investments of less than 1.0% of the Company’s gross assets (up to an aggregate of 10.0% of the Company’s gross assets) independently reviewed; and

•

The Board then discusses valuations and determines, in good faith, the fair value of each investment in the Company’s portfolio based on the input of the Adviser, the respective independent valuation firms and the Valuation Committee.

Debt Investments

The debt investments identified on the condensed consolidated schedules of investments are loans and equipment financings made to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by a select group of leading venture capital investors. These investments are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for these types of debt instruments and thus the Adviser’s senior management team must estimate the fair value of these investment securities based on models utilizing unobservable inputs.

To estimate the fair value of debt investments, the Company compares the cost basis of each debt investment, which includes original issue discount, to the resulting fair value determined using a discounted cash flow model, unless another model is more appropriate based on the circumstances at the measurement date. The discounted cash flow approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to these debt investments, in order to determine a comparable range of effective market interest rates. The range of interest rate spreads utilized is based on borrowers with similar credit profiles. All remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

This valuation process includes, among other things, evaluating the underlying investment performance and the portfolio company’s current financial condition and ability to raise additional capital, as well as macro-economic events that may impact valuations. These events include, but are not limited to, current market yields and interest rate spreads of similar securities as of the measurement date. Changes in these unobservable inputs could result in significantly different fair value measurements.

Under certain circumstances, an alternative technique may be used to value certain debt investments that better reflected the fair value of the investment, such as the price paid or realized in a recently completed transaction or a binding offer received in an arm’s length transaction, the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability or estimates of proceeds that would be received in a liquidation scenario.

Warrants

The fair value of the warrants is primarily estimated using a Black Scholes option pricing model. Privately held warrants and equity-related securities are valued based on an analysis of various factors, but not limited to, the following:

•

Underlying enterprise value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Valuation techniques to determine enterprise value include market multiple approaches, income approaches or approaches that utilize recent rounds of financing and the portfolio company’s capital structure to determine enterprise value. Valuation techniques are also utilized to allocate the enterprise fair value of a portfolio company to the specific class of common or preferred stock exercisable in the warrant. Such techniques take into account the rights and preferences of the portfolio company’s securities, expected exit scenarios, and volatility associated with such outcomes to allocate the fair value to the specific class of stock held in the portfolio. Such techniques included option pricing models, including back solve techniques, probability weighted expected return models and other techniques as determined to be appropriate.

•

Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on comparable publicly traded companies within indices similar in nature to the underlying company issuing the warrant. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

•

The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

•

Other adjustments, including a marketability discount on private company warrants, are estimated based on the Adviser’s judgment about the general industry environment. Changes in this unobservable input could result in a significantly different fair value.

•

Historical portfolio experience on cancellations and exercises of warrants are utilized as the basis for determining the estimated life of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or initial public offerings, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

Under certain circumstances alternative techniques may be used to value certain warrants that better reflect the warrants’ fair values, such as an expected settlement of a warrant in the near term, a model that incorporates a put feature associated with the warrant, or the price paid or realized in a recently completed transaction or binding offer received in an arm’s-length transaction. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Equity Investments

The fair value of an equity investment in a privately held company is initially the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third party round of equity financing subsequent to its investment. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. The Company may also reference comparable transactions and/or secondary market transactions of comparable companies to estimate fair value. These valuation methodologies involve a significant degree of judgment. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. These assets are recorded at fair value on a recurring basis. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

The following is a summary by investment type of the fair value according to inputs used in valuing investments listed in the accompanying condensed consolidated schedules of investments as of March 31, 2015 and December 31, 2014.

Investment Type (dollars in thousands)	As of March 31, 2015
	Level 1	Level 2	Level 3	Total
Debt investments	$—	$—	$240,143	$240,143
Warrants	—	—	8,250	8,250
Equity investments	—	—	3,321	3,321

Total investments	$—	$—	$251,714	$251,714

Investment Type (dollars in thousands)	As of December 31, 2014
	Level 1	Level 2	Level 3	Total
Debt investments	$—	$—	$247,609	$247,609
Warrants	—	—	7,291	7,291
Equity investments	—	—	3,071	3,071
Short-term investments	49,995	—	—	49,995

Total investments	$49,995	$—	$257,971	$307,966

During the three months ended March 31, 2015 and for the period from March 5, 2014 (commencement of operations) to March 31, 2014, there were no transfers in or out of any levels.

The following table presents additional information about Level 3 investments measured at fair value for the three months ended March 31, 2015 and for the period from March 5, 2014 (commencement of operations) to March 31, 2014. Both observable and unobservable inputs were used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the net unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Level 3 Investment Activity (dollars in thousands)	For the Three Months Ended March 31, 2015
	Debt Investments	Warrants	Equity Investments	Total Investments
Fair value as of December 31, 2014	$247,609	$7,291	$3,071	$257,971
Fundings of investments, at cost	9,609	(101)	250	9,758
Principal payments received on investments	(15,739)	—	—	(15,739)
Amortization and accretion of fixed income premiums and discounts, net	1,933	—	—	1,933
Realized losses	—	(317)	—	(317)
Net change in unrealized (losses) gains included in earnings	(3,269)	1,377	—	(1,892)

Totals	$240,143	$8,250	$3,321	$251,714

Net change in unrealized (losses) gains on Level 3 investments still held as of March 31, 2015	$(2,953)	$1,303	$—	$(1,650)

Level 3 Investment Activity (dollars in thousands)	For the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014
	Debt Investments	Warrants	Equity Investments	Total Investments
Fair value as of March 5, 2014	$—	$—	$—	$—
Purchases and fundings of investments, at cost(1)	136,463	3,530	2,000	141,993
Amortization and accretion of fixed income premiums and discounts, net	282	—	—	282
Realized gains	—	—	—	—
Net change in unrealized gains included in earnings	527	847	—	1,374

Total	$137,272	$4,377	$2,000	$143,649

Net change in unrealized gains on Level 3 investments still held as of March 31, 2014	$527	$847	$—	$1,374

(1)	Purchases and fundings of investments include the purchase of the Company’s initial portfolio on March 5, 2014, and fundings of additional investments during the period from March 5, 2014 (commencement of operations) to March 31, 2014.

Realized and unrealized gains and losses are included in net realized gains (losses) on investments and net change in unrealized gains (losses) on investments in the condensed consolidated statements of operations, respectively. There were realized losses of approximately $0.3 million as a result of writing off certain warrants during the three months ended March 31, 2015. There were no realized gains or losses during the period from March 5, 2014 (commencement of operations) to March 31, 2014. The change in net unrealized losses for Level 3 investments during the three months ended March 31, 2015 was approximately $1.9 million, which was comprised of approximately $3.3 million of net unrealized losses from debt investments and approximately $1.4 million of net unrealized gains from warrants. The change in net unrealized gains for Level 3 investments during the period from March 5, 2014 (commencement of operations) to March 31, 2014 was approximately $1.4 million, which was comprised of approximately $0.5 million of net unrealized gains from debt investments and approximately $0.9 million of net unrealized gains from warrants.

For the three months ended March 31, 2015, the Company recognized approximately $0.6 million in other income, which was almost entirely due to the termination or expiration of unfunded commitments and approximately $36 thousand from amortization of certain fees paid by companies and miscellaneous income. For the period from March 5, 2014 (commencement of operations) to March 31, 2014, the Company did not recognize any other income.

The following tables provide a summary of quantitative information about the Level 3 fair value measurements of investments as of March 31, 2015 and December 31, 2014. In addition to the techniques and inputs noted in the tables below, the Company may also use other valuation techniques and methodologies when determining fair value measurements. The tables below are not intended to be all inclusive, but rather provide information on significant Level 3 inputs as they relate to the fair value measurements of investments.

Level 3 Investments (dollars in thousands)	As of March 31, 2015
	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Debt investments	$240,143	Discounted Cash Flows	Discount Rate	11.25% - 27.00% (15.55%)
Warrants	5,958	Black Scholes Option Pricing Model	Share Price and Equity Value	N/A
			Revenue Multiples	1.00x - 6.50x (3.06x)
			Weighted Average Cost of Capital	18.30% - 25.00% (19.40%)
			Volatility	40.00% - 70.00% (54.12%)
			Term	1.00 - 3.50 Years (2.26 Years)
			Discount for Lack of Marketability	0.00% - 38.90% (14.44%)

	2,292	Option-Pricing Method and Probability-Weighted Expected Return Method	Weighted Average Cost of Capital	25.00% - 30.00% (27.05%)
			Term	0.75 - 1.25 Years (1.08 Years)

Equity investments	1,571	Probability-Weighted Expected Return Method	Volatility	70.00% - 70.00% (70.00%)
			Term	1.12 - 1.12 Years (1.12 Years)
	1,750	Market Approach	Price Paid	N/A

Total investments	$251,714

Level 3 Investments (dollars in thousands)	As of December 31, 2014
	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Debt investments	$247,609	Discounted Cash Flows	Discount Rate	11.30% - 19.75% (14.90%)
Warrants	6,359	Black Scholes Option Pricing Model	Share Price and Equity Value	N/A
			Revenue Multiples	1.00x - 6.50x (2.99x)
			Weighted Average Cost of Capital	18.50% - 25.00% (22.29%)
			Volatility	42.08% - 70.00% (54.68%)
			Term	0.25 - 4.40 Years (2.54 Years)
			Discount for Lack of Marketability	0.00% - 38.65% (14.69%)

	932	Option-Pricing Method and Probability-Weighted Expected Return Method	Weighted Average Cost of Capital	30.00% - 30.00% (30.00%)
			Term	0.75 - 1.00 Years (0.92 Years)

Equity investments	1,571	Probability-Weighted Expected Return Method	Volatility	70.00% - 70.00% (70.00%)
			Term	1.12 -1.12 Years (1.12 Years)
	1,500	Market Approach	Price Paid	N/A

Total investments	$257,971

As of March 31, 2015, the fair values for all the Company’s debt investments were estimated using discounted cash flow models based on anticipated cash flows and a discount rate deemed most appropriate for each investment given the facts and circumstances specific to each portfolio company and market yields at the reporting date. For all but four warrants, fair values were estimated using an Option-Pricing Method that values individual equity classes based on their economic rights and preferences using the Black Scholes Option-Pricing Model. Four warrant positions and one equity investment were valued using a combination of the Option-Pricing Method and the Probability-Weighted Expected Return Method given the outlook for that company. The other equity investments were valued using the market approach. The range of the various assumptions and weighted averages of these assumptions are summarized in the tables above.

As of December 31, 2014, the fair values for all the Company’s debt investments were estimated using discounted cash flow models based on anticipated cash flows and a discount rate deemed most appropriate for each investment given the facts and circumstances specific to each portfolio company and market yields at the reporting date. For all but three warrants, fair values were estimated using an Option-Pricing Method that values individual equity classes based on their economic rights and preferences using the Black Scholes Option-Pricing Model. Three warrant positions and one equity investment were valued using a combination of the Option-Pricing Method and the Probability-Weighted Expected Return Method given the outlook for that company. The other equity investments were valued using the market approach. The range of the various assumptions and weighted averages of these assumptions are summarized in the table above.

As of March 31, 2015 and December 31, 2014, the Company had pledged certain of its debt investments and certain of its warrants with an aggregate fair value of approximately $235.2 million and $239.8 million, respectively, for borrowings under its revolving credit facility.

Note 5. Credit Risk

Debt investments may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic, economic and political developments, may significantly affect the value of these investments. In addition, the value of these investments may fluctuate as the general level of interest rates fluctuate.

In many instances, the portfolio company’s ability to repay the debt investments is dependent on additional funding by its venture capital investors, a future sale or an initial public offering. The value of these investments may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan.

In March 2015, the Company moved one of its portfolio companies, Coraid, Inc., representing approximately 5% of the Company’s total assets as of December 31, 2014, to Category 5 and non-accrual status. The Company accelerated the outstanding obligations owed by Coraid, Inc. and this obligor entered into a foreclosure agreement that provided for Intermodal Data, Inc. to purchase certain assets and assume the outstanding obligations owed to the Company.

Note 6. Borrowings

Bridge Facility

In February 2014, the Company entered into a credit agreement with Deutsche Bank for the purpose of acquiring its initial portfolio. On March 5, 2014, the Company borrowed approximately $121.7 million under this facility. On March 11, 2014, the Company paid this borrowing in full with a portion of the net proceeds received in the Company’s initial public offering. The Company paid approximately $25 thousand of interest on this facility. All other fees and expenses associated with entering into this facility were paid by TPC.

Revolving Credit Facility

In February 2014, the Company, along with its Financing Subsidiary as borrower, entered into a credit agreement with Deutsche Bank acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc., and AloStar Bank of Commerce, as other lenders, which provided the Company with a $150.0 million commitment, subject to borrowing base requirements (“Credit Facility”). In August 2014, the Company amended its Credit Facility to increase the total commitments available there under by $50.0 million to $200.0 million in aggregate.

Borrowings under this revolving Credit Facility bear interest at the sum of (i) the commercial paper rate for certain specified lenders and 30-day LIBOR for other lenders or, if LIBOR is unavailable, the higher of Deutsche

Bank’s commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin of 3.5% during the revolving period and 4.5% during the amortization period. Borrowings under this revolving Credit Facility are secured only by the assets of the Financing Subsidiary. The Company agreed to pay to Deutsche Bank a syndication fee in 12 monthly installments, of approximately 1.0% of the committed facility amount. The Company also agreed to pay Deutsche Bank a fee to act as administrative agent under this revolving Credit Facility and to pay each lender (i) a commitment fee of 0.65% multiplied by such lender’s commitment on the effective date in 12 equal monthly installments and (ii) a fee of approximately 0.75% per annum of any unused borrowings under this Credit Facility on a monthly basis. This revolving Credit Facility contains affirmative and restrictive covenants, including but not limited to an advance rate limitation of approximately 55.0% of the applicable net loan balance of assets held by the Financing Subsidiary, maintenance of minimum net worth at an agreed level, a ratio of total assets to total indebtedness of not less than approximately 2:1, a key man clause relating to the Company’s Chief Executive Officer Mr. James Labe and the Company’s President and Chief Investment Officer Mr. Sajal Srivastava and eligibility requirements, including but not limited to geographic and industry concentration limitations and certain loan grade classifications. Furthermore, events of default under this Credit Facility include, among other things, (i) a payment default; (ii) a change of control; (iii) bankruptcy; (iv) a covenant default; and (v) the Company’s failure to maintain compliance with RIC provisions at all times. As of March 31, 2015 and December 31, 2014, the Company was in compliance with all covenants under this Credit Facility.

At March 31, 2015 and December 31, 2014, the Company had outstanding borrowings of $120.0 million and $118.0 million, respectively, under its revolving Credit Facility, which is included in the Company’s condensed consolidated statements of assets and liabilities. Interest expense on these borrowings includes the interest cost charged on borrowings, the unused fee on the Credit Facility, paying and administrative agent fees, and the amortization of deferred Credit Facility fees and expenses. For the three months ended March 31, 2015, interest expense on the revolving Credit Facility totaled approximately $1.6 million, consisting of approximately $1.2 million of interest expense, approximately $0.1 million of unused facilities expense, and approximately $0.3 million of amortization of deferred Credit Facility costs and other fees. For the period from March 5, 2014 (commencement of operations) to March 31, 2014, interest expense on the revolving Credit Facility totaled approximately $129 thousand, consisting of approximately $2 thousand of interest expense, approximately $65 thousand of unused facilities expense, and approximately $62 thousand of amortization of deferred Credit Facility costs and other fees.

Other Payables

As of March 31, 2015, the Company had no other payables other than in the ordinary course of business. On December 30, 2014, the Company purchased $50.0 million of U.S. Treasury bills for settlement on January 2, 2015. The associated payable was included in the Company’s condensed consolidated statement of assets and liabilities as of December 31, 2014.

Note 7. Commitments

As of March 31, 2015 and December 31, 2014, the Company’s unfunded commitments to nine and eleven companies, respectively, totaled $153.5 million and $211.0 million, respectively. As of March 31, 2015, $28.0 million of the unfunded commitments were dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. The Company’s unfunded commitments as of March 31, 2015 included $86.0 million that will expire during 2015 and $67.5 million that will expire during 2016 if not drawn prior to expiration. The Company’s unfunded commitments included $143.5 million with technology-related companies and $10.0 million with non-technology related companies, of which $148.5 million represent commitments for growth capital loans and $5.0 million for revolving loans. Our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company. The tables below provide the Company’s unfunded commitments by customer as of March 31, 2015 and December 31, 2014.

	As of March 31, 2015
Unfunded Commitments (dollars in thousands)	Principal Balance	Fair Value of Unfunded Commitment Liability
Birst, Inc.	$22,500	$201
Cambridge Broadband Network Limited	1,000	10
CipherCloud, Inc.	25,000	73
Inspirato LLC	10,000	46
Medallia, Inc.	20,000	111
Mind Candy Limited	15,000	424
Nutanix, Inc.	20,000	64
Shazam Entertainment Limited	20,000	134
SimpliVity Corporation	20,000	129

Total	$153,500	$1,192

	As of December 31, 2014
Unfunded Commitments (dollars in thousands)	Principal Balance	Fair Value of Unfunded Commitment Liability
Birst, Inc.	$22,500	$201
Cambridge Broadband Network Limited	1,000	10
CipherCloud, Inc.	30,000	79
Inspirato LLC	10,000	46
Medallia, Inc.	20,000	11
Mind Candy Limited	15,000	424
Nutanix, Inc.	20,000	64
Shazam Entertainment Limited	20,000	134
SimpliVity Corporation	30,000	191
Tintri, Inc.	35,000	805
Virtual Instruments Corporation	7,500	167

Total	$211,000	$2,132

The tables above also provide the fair value of the Company’s unfunded commitment liability as of March 31, 2015 and December 31, 2014 totaling approximately $1.2 million and $2.1 million, respectively. The fair value at the inception of the agreement of the delay draw credit agreements is equal to the fees and warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability reflects the fair value of these future funding commitments and is included in “Other accrued expenses and liabilities” in the Company’s condensed consolidated statements of assets and liabilities.

These liabilities are considered Level 3 liabilities under ASC Topic 820 because there is no known or accessible market or market indices for these types of financial instruments. Both observable and unobservable inputs were used to determine the fair value of positions that the Company has classified within the Level 3 category. During the three months ended March 31, 2015, the fair value of unfunded commitment liability decreased by $0.9 million primarily due to decreases of unfunded commitments. The Company did not enter into any new commitments during the three months ended March 31, 2015. As of March 31, 2015 and December 31, 2014, the Company had no unrealized gains and losses for liabilities within Level 3 category.

Note 8. Financial Highlights

The financial highlights presented below are for the three months ended March 31, 2015 and for the period from March 5, 2014 (commencement of operations) to March 31, 2014.

Financial Highlights (dollars in thousands, except per share data)	For the Three Months Ended March 31, 2015 or as of March 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014 or as of March 31, 2014
Per Share Data
Initial public offering price(1)	$—	$15.00
Front end sales charges(1)	—	(0.44)

Net proceeds(1)	—	14.56
Offering costs(1)	—	(0.18)

Net asset value at beginning of period	14.61	14.38
Accretion due to public offering of common stock	0.01	—
Offering costs related to public offering of common stock	(0.05)	—
Net investment income	0.48	0.06
Net realized losses	(0.03)	—
Net change in unrealized (losses) gains on investments	(0.18)	0.14
Dividend distributions	(0.36)	—

Net asset value at end of period	$14.48	$14.58

Net investment income per share	$0.48	$0.06
Net increase in net assets per share	$0.27	$0.20
Weighted average shares of common stock outstanding for period	10,285,282	9,842,333
Shares of common stock outstanding at end of period	16,424,171	9,842,333

Financial Highlights (dollars in thousands, except per share data)	For the Three Months Ended March 31, 2015 or as of March 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014 or as of March 31, 2014
Ratios / Supplemental Data
Net asset value at beginning of period	$144,979	$25
Net asset value at end of period	$237,873	$143,516
Average net asset value	$151,545	$142,544
Total return based on net asset value per share(2)	1.6%	(2.8)%
Net asset value per share at beginning of period	$14.61	$15.00
Dividends per share during period	$0.36	$—
Net asset value per share at end of period	$14.48	$14.58
Total return based on stock price(3)	(2.6)%	8.3%
Stock price at beginning of period	$14.85	$15.00
Dividends per share during period	$0.36	$—
Stock price at end of period	$14.11	$16.24
Weighted average portfolio yield(4)	14.6%	14.3%
Coupon income(4)	11.0%	11.2%
Accretion of discount(4)	0.6%	0.1%
Accretion of end-of-term payments(4)	2.9%	3.0%
Impact of prepayments during the period(4)	0.1%	0.0%
Net investment income to average net asset value(5)	13.2%	5.4%
Net increase in net assets to average net asset value(5)	7.3%	18.4%
Total operating expenses to average net asset value(5)	13.0%	5.5%
Operating expenses excluding incentive fees to average net asset value(5)	10.7%	2.9%
Income component of incentive fees to average net asset value(5)	3.1%	0.0%
Capital gains component of incentive fees to average net asset value(5)	(0.8)%	2.6%

(1)	The presentation of these line items has been recast from versions previously filed in the Company’s quarterly reports on Form 10-Q for the periods ended March 31, 2014 and June 30, 2014 in order to disaggregate the impact of front end sales charges from the offering costs in connection with the Company’s initial public offering.
(2)	Total return based on net asset value (“NAV”) is the change in ending NAV per share plus dividends per share paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning NAV per share. The NAV per share as of March 5, 2014 (commencement of operations) is the NAV per share immediately after the Company’s initial public offering. The total return is for the period shown and is not annualized.
(3)	Total return based on stock price is the change in the ending stock price of the Company’s common stock plus dividends paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning stock price of the Company’s common stock. The stock price as of March 5, 2014 (commencement of operations) is the issuance price per share of the Company’s initial public offering. The total return is for the period shown and is not annualized.
(4)	Weighted average portfolio yields for periods shown are the annualized rates of interest income recognized during the period divided by the average amortized cost of debt investments in the portfolio at the beginning of each month in the period.
(5)	Percentage is presented on an annualized basis.

Note 9. Net Increase in Net Assets per Share

The following information sets forth the computation of basic and diluted earnings per common share for the three months ended March 31, 2015 and for the period from March 5, 2014 (commencement of operations) to March 31, 2014.

Basic and Diluted Share Information (dollars in thousands, except per share data)	For the Three Months Ended March 31, 2015	For the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014
Net investment income	$4,945	$569
Net increase in net assets resulting from operations	$2,739	$1,943
Basic and diluted average weighted shares of common stock outstanding	10,285,282	9,842,333
Basic and diluted investment income per share	$0.48	$0.06
Basic and diluted net increase in net assets per share	$0.27	$0.20

Note 10. Equity Offerings

On March 5, 2014, the Company issued 9,840,665 shares of common stock through an initial public offering and a concurrent private placement offering and received net proceeds of approximately $143.3 million. A portion of the offering costs, or $1.75 million, were borne by the Company and charged against paid-in capital. The Adviser agreed to pay the balance of the organizational and offering costs and a portion of the front end sales charges, which amounts are not subject to recoupment from the Company.

On March 27, 2015, the Company priced a public offering of 6,500,000 shares of its common stock, raising approximately $93.7 million after offering costs. The Company included a “Receivable related to public offering of common stock” in its condensed consolidated statements of assets and liabilities as of March 31, 2015, which was received on April 1, 2015. Offering costs of approximately $0.8 million were borne by the Company and charged against paid-in capital. The Adviser agreed to pay approximately $3.6 million, which represents a portion of the price discount and the entire front end sales charges, which amounts are not subject to recoupment from the Company.

The Company has adopted a dividend reinvestment plan for its stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if the Company declares a cash distribution to stockholders, the amount of such distribution is automatically reinvested in additional shares of common stock unless a stockholder specifically “opts out” of the dividend reinvestment plan. If a stockholder opts out, that stockholder receives cash distributions.

Information on the proceeds raised along with any related front end sales charges and associated offering costs borne by the Company, and the price at which common stock was issued by the Company, during the three months ended March 31, 2015 and the period from March 5, 2014 (commencement of operations) to December 31, 2014, is provided in the following tables.

Issuance of Common Stock during the three months ended March 31, 2015 (dollars in thousands, except per share data)	Date	Number of Shares of Common Stock Issued	Gross Proceeds Raised	Front End Sales Charges	Offering Expenses	Gross Offering Price
Public offering of common stock	3/27/2015	6,500,000	$94,575	$—	$847	$14.55 per share(1)

Total issuance		6,500,000	$94,575	$—	$847

Issuance of Common Stock for the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014 (dollars in thousands, except per share data)	Date	Number of Shares of Common Stock Issued	Gross Proceeds Raised	Front End Sales Charges	Offering Expenses	Gross Offering Price
Initial public offering	3/5/2014	8,333,333	$125,000	$3,750	$1,750	$15.00 per share
Exercise of over-allotment option	3/5/2014	1,250,000	18,750	562	—	$15.00 per share
Private placement	3/5/2014	257,332	3,860	—	—	$15.00 per share
First quarter 2014 dividend reinvestment	4/30/2014	6,038	87	—	—	$14.44 per share
Second quarter 2014 dividend reinvestment	6/17/2014	20,489	298	—	—	$14.54 per share
Third quarter 2014 dividend reinvestment	9/16/2014	22,715	329	—	—	$14.50 per share
Fourth quarter 2014 dividend reinvestment	12/16/2014	20,522	277	—	—	$13.49 per share
Special 2014 dividend reinvestment	12/31/2014	12,074	170	—	—	$14.11 per share

Total issuance		9,922,503	$148,771	$4,312	$1,750

(1)	In connection with this offering, the Adviser paid the underwriters a supplemental payment of approximately $0.7 million, or $0.11 per share, which reflected the difference between the public offering price and the proceeds per share received by the Company in the offering.

Prior to the Company’s initial public offering, there were 1,668 shares of common stock outstanding. As a result of the stock issuance summarized above, 16,424,171 and 9,924,171 shares of common stock were outstanding as of March 31, 2015 and December 31, 2014, respectively.

Note 11. Dividends

The Company intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code, for U.S. federal income tax purposes, beginning with the Company’s taxable year ending December 31, 2014. In order to qualify as a RIC, among other things, the Company is required to distribute at least 90% of the Company’s net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any, to its stockholders. Additionally, the Company must distribute at least 98% of the Company’s ordinary income and 98.2% of the Company’s capital gain net income on an annual basis and any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company previously paid no U.S. federal income tax to avoid a U.S. federal excise tax. The Company intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gains to stockholders. The character of income and gains that the Company distributes is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The following table summarizes the Company’s cash distributions per share as authorized by the Board since March 5, 2014 (commencement of operations).

Period Ended	Date Announced	Record Date	Payment Date	Per Share Amount
March 31, 2015	March 16, 2015	March 26, 2015	April 16, 2015	$0.36
December 31, 2014	December 3, 2014	December 22, 2014	December 31, 2014	$0.15(1)
	October 27, 2014	November 28, 2014	December 16, 2014	$0.36
September 30, 2014	August 11, 2014	August 29, 2014	September 16, 2014	$0.32
June 30, 2014	May 13, 2014	May 30, 2014	June 17, 2014	$0.30
March 31, 2014	April 3, 2014	April 15, 2014	April 30, 2014	$0.09(2)

(1)	Represents a special dividend.
(2)	The amount of this initial distribution reflected a quarterly dividend rate of $0.30 per share, prorated for the 27 days for the period from the pricing of the Company’s initial public offering on March 5, 2014 through March 31, 2014.

It is the Company’s intention to distribute all or substantially all of its taxable income earned over the course of the year; thus, no provision for income tax has been recorded in the Company’s condensed consolidated statements of operations through March 31, 2015 and March 31, 2014, respectively. For the period from March 5, 2014 (commencement of operations) to December 31, 2014, total dividends of $1.22 per share were declared and paid and represented a distribution of ordinary income as the Company’s earnings and profits for this period exceeded its distributions. As of December 31, 2014, the Company estimated it had approximately $1.2 million of remaining taxable earnings to distribute to stockholders. This “spillover” income was paid as part of the first quarter 2015 dividends. As of March 31, 2015, the Company estimated it had undistributed 2015 taxable earnings of approximately $2.2 million.

Note 12. Subsequent Events

Equity Offerings

On April 29, 2015, the Company raised an additional approximately $2.2 million through the issuance of 154,018 shares of the Company’s common stock as the result of the underwriters’ partial exercise of their overallotment option.

Dividends

On May 6, 2015, the Board announced a $0.36 per share dividend, payable on June 16, 2015, to stockholders of record on May 29, 2015.

Recent Portfolio Activity

On April 15, 2015, Intermodal Data, Inc. acquired certain assets and assumed the outstanding obligations owed to the Company by Coraid, Inc. and entered into a new loan agreement with the Company for the amounts owed.

From April 1, 2015, through May 5, 2015, the Company closed $25.0 million in new debt commitments. TPC’s direct origination platform entered into $23.0 million of additional non-binding signed term sheets with venture growth stage companies, subject to due diligence, definitive documentation and investment committee approval, as well as compliance with TPC’s allocation policy.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

			As of March 31, 2015
Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
			(unaudited) (dollars in thousands)
Debt Investments (continued):
HouseTrip Limited(1)(3)	Travel and Arrangement / Tourism	Growth Capital Loan (10.00% interest rate, 5.00% EOT payment)	$8,469	$8,551	$8,574	11/30/2016
Lattice Engines, Inc.	Business Applications Software	Growth Capital Loan (8.50% interest rate, 8.00% EOT payment)	3,970	4,182	4,197	12/31/2016
		Growth Capital Loan (8.50% interest rate, 8.00% EOT payment)	2,245	2,310	2,320	3/31/2017
		Growth Capital Loan (9.50% interest rate, 8.00% EOT payment)	2,500	2,514	2,518	9/30/2017

Lattice Engines, Inc. Total			8,715	9,006	9,035

Mind Candy Limited(1)(3)	Entertainment	Growth Capital Loan (12.00% interest rate, 9.50% EOT payment)	10,000	9,906	9,936	6/30/2017
ModCloth, Inc.	E-Commerce— Clothing and Accessories	Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	844	906	910	6/30/2016
		Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	1,792	1,910	1,917	7/31/2016
		Growth Capital Loan (12.00% interest rate, 10.50% EOT payment)	2,000	2,064	2,065	8/31/2017
		Growth Capital Loan (12.00% interest rate, 11.00% EOT payment)	5,000	5,130	5,127	11/30/2017
		Growth Capital Loan (12.00% interest rate, 11.50% EOT payment)	5,000	5,083	5,070	2/28/2018
		Growth Capital Loan (12.00% interest rate, 7.50% EOT payment)	4,563	4,554	4,563	6/30/2017
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	709	740	720	8/31/2016
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	261	271	264	10/31/2016
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	155	155	156	3/31/2017
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	20	20	20	6/30/2017
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	13	13	13	7/31/2017

ModCloth, Inc. Total			20,357	20,846	20,825

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

			As of March 31, 2015
Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
			(unaudited)
			(dollars in thousands)
Debt Investments (continued):
SimpliVity Corporation	Database Software	Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	$7,000	$6,901	$6,980	6/30/2018
		Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	3,000	2,936	2,970	10/31/2018
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	7,000	6,835	6,944	10/31/2018
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	3,000	2,915	2,965	12/31/2018

		Growth Capital Loan (12.75% interest rate, 9.50% EOT payment)	10,000	9,666	9,737	1/31/2019

SimpliVity Corporation Total			30,000	29,253	29,596

TechMediaNetwork, Inc.	General Media and Content	Growth Capital Loan (9.25% interest rate, 8.00% EOT payment)	2,045	2,113	2,121	3/31/2017
		Growth Capital Loan (9.25% interest rate, 8.00% EOT payment)	2,500	2,516	2,523	9/30/2017

TechMediaNetwork, Inc. Total			4,545	4,629	4,644

Thrillist Media Group, Inc.	General Media and Content	Growth Capital Loan (Prime + 8.50% interest rate, 9.00% EOT payment)	5,000	4,694	4,708	9/30/2017
		Growth Capital Loan (Prime + 8.50% interest rate, 9.00% EOT payment)	5,000	4,635	4,640	12/31/2017

Thrillist MediaGroup, Inc. Total			10,000	9,329	9,348

Virtual Instruments Corporation	Network Systems Management Software	Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000	5,166	5,191	12/31/2016
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000	5,146	5,169	1/31/2017
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000	5,127	5,149	2/28/2017

Virtual Instruments Corporation Total			15,000	15,439	15,509

Xirrus, Inc.	Wireless Communications Equipment	Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	1,956	2,110	2,128	6/30/2016
		Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	3,649	3,862	3,895	12/31/2016
		Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	4,112	4,204	4,264	3/31/2017
		Growth Capital Loan (Prime + 8.25% interest rate, 8.50% EOT)	10,000	9,805	9,819	12/31/2017

Xirrus, Inc. Total			19,717	19,981	20,106

Total Debt Investments			$241,043	$243,088	$240,143

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

			As of March 31, 2015
Venture Growth Stage Company	Industry	Type of Warrant	Shares	Cost	Fair Value
			(unaudited)
			(dollars in thousands)
Warrants:
Aerohive Networks, Inc.	Wireless Communications Equipment	Common Stock	33,993	$153	$4
AirStrip Technologies, Inc.	Medical Software and Information Services	Preferred Stock	31,063	112	95
Birchbox, Inc.(2)	E-Commerce—Personal Goods	Preferred Stock	49,829	565	1,487
Birst, Inc.	Business Applications Software	Preferred Stock	428,491	129	600
Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Preferred Shares	33,000	95	95
CipherCloud, Inc.(2)	Business Applications Software	Preferred Stock	58,746	36	36
ECPM Holdings, LLC	Medical Device and Equipment	Class A Units	1,568,382	224	486
Harvest Power, Inc.	Biofuels/Biomass	Common Stock	350	77		*
Hayneedle, Inc.	E-Commerce—Household Goods	Common Stock	400,000	468	375
HouseTrip SA(1)(3)	Travel and Arrangement / Tourism	Preferred Share	212,804	93	60
InMobi Pte Ltd.(1)(2)(3)	Advertising / Marketing	Ordinary Shares	48,500	35	106
Inspirato, LLC(2)	Travel and Leisure	Preferred Units	1,994	37	43
Lattice Engines, Inc.	Business Applications Software	Preferred Stock	255,913	48	51
Medallia, Inc.(2)	Business Applications Software	Preferred Stock	55,814	11	11
Mind Candy, Inc.(1)(3)	Entertainment	Preferred Stock	287,187	751	732
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Common Stock	419,620	546	421
Nutanix, Inc.(2)	Database Software	Preferred Stock	45,000	77	290
One Kings Lane, Inc.(2)	E-Commerce—Household Goods	Preferred Stock	13,635	29	29
Shazam Entertainment Limited(1)(2)(3)	MultiMedia / Streaming Software	Ordinary Shares	2,669,479	134	166
SimpliVity Corporation	Database Software	Preferred Stock	655,639	775	1,351
TechMediaNetwork, Inc.	General Media and Content	Preferred Stock	72,234	31	31
Thrillist Media Group, Inc.	General Media and Content	Common Stock	283,401	712	712
Virtual Instruments Corporation	Network Systems Management Software	Preference Shares	694,788	612	593
Xirrus, Inc.	Wireless Communications Equipment	Preferred Stock	3,820,887	532	476

Total Warrants				$6,282	$8,250

*	Less than $0.5 thousand.

See accompanying notes to condensed consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

			As of March 31, 2015
Venture Growth Stage Company	Industry	Type of Equity	Shares	Cost	Fair Value
			(dollars in thousands)
Equity Investments(2):
BirchBox, Inc.	E-Commerce—Personal Goods	Preferred Stock	2,839	$250	$250
Birst, Inc.	Business Applications Software	Preferred Stock	42,801	250	250
Inspirato, LLC(1)(4)	Travel and Leisure	Preferred Units	1,948	250	250
MongoDB, Inc.	Software Development Tools	Common Stock	74,742	1,000	1,000
Nutanix, Inc.	Database Software	Preferred Stock	137,202	1,000	1,571

Total Equity Investments				$2,750	$3,321

Total Investments				$252,120	$251,714

See accompanying notes to condensed consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

TriplePoint Venture Growth BDC Corp.

Menlo Park, California

We have audited the accompanying consolidated statement of assets and liabilities of TriplePoint Venture Growth BDC Corp. and subsidiaries (the “Company”), including the consolidated schedule of investments, as of December 31, 2014, and the related consolidated statements of operations, changes in net assets, cash flows and the consolidated financial highlights for the period from March 5, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of December 31, 2014, by correspondence with the custodian, borrowers and brokers, and where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of TriplePoint Venture Growth BDC Corp. and subsidiaries as of December 31 , 2014, and the consolidated results of their operations, changes in their net assets, cash flows, and the financial highlights for the period from March 5, 2014 (commencement in operations) to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

San Francisco, California

March 18, 2015

FINANCIAL INFORMATION

Financial Statements

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(dollars in thousands, except per share data)

As of December 31, 2014
Assets
Investments at fair value (amortized cost of $256,485)	$257,971
Short-term investments at fair value (cost of $49,998)	49,995
Cash	6,906
Restricted cash	8,033
Deferred credit facility costs	2,921
Prepaid expenses	503

Total Assets	326,329

Liabilities
Revolving credit facility payable	118,000
Payable for U.S. Treasury bill assets	49,998
Base management fee payable	1,905
Income incentive fee payable	2,350
Accrued capital gains incentive fee	296
Payable to directors and officers	96
Other accrued expenses and liabilities	8,705

Total Liabilities	181,350

Commitments and Contingencies (Note 7)
Net Assets	$144,979

Preferred stock, par value $0.01 per share (50,000,000 shares authorized; no shares issued and outstanding)	$—
Common stock, par value $0.01 per share (450,000,000 shares authorized; 9,924,171 shares issued and outstanding)	99
Paid-in capital in excess of par value	142,635
Net investment income	12,808
Accumulated net unrealized gains	1,483
Dividend distributions	(12,046)

Net Assets	$144,979

Net Asset Value per Share	$14.61

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(dollars in thousands, except per share data)

For the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014
Investment Income
Interest income from investments	$24,674
Other income	672

Total investment and other income	25,346
Operating Expenses
Base management fee	2,723
Income incentive fee	2,569
Capital gains incentive fee	296
Interest expense and amortization of fees	3,897
Administration agreement expenses	1,098
General and administrative expenses	1,955

Total Operating Expenses	12,538

Net investment income	12,808
Net realized gains	—
Net change in unrealized gains on investments	1,483

Net Increase in Net Assets Resulting from Operations	$14,291

Basic and diluted net investment income per share	$1.30
Basic and diluted net increase in net assets per share	$1.45
Basic and diluted weighted average shares of common stock outstanding	9,869,860

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(dollars in thousands, except per share data)

For the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014
Net Assets
Net assets as of March 5, 2014	$25
Net increase in net assets resulting from operations	14,291
Dividend distributions	(12,046)
Common stock issuance, net	142,709

Net assets as of December 31, 2014	$144,979

Capital Share Activity:
Common stock outstanding as of March 5, 2014	1,668
Common stock issued	9,922,503

Common stock outstanding as of December 31, 2014	9,924,171

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollars in thousands)

For the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$14,291
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Fundings and purchases of investments	(283,171)
Purchases and sales of short-term investments, net	(49,998)
Principal payments on investments	31,881
Net change in unrealized gains on investments	(1,483)
Amortization and accretion of premiums and discounts, net	(559)
Accretion of end-of-term payments	(4,636)
Amortization of deferred credit facility costs	966
Change in restricted cash	(8,033)
Change in operating assets and liabilities:
Payable for U.S. Treasury bill assets	49,998
Prepaid expenses	(503)
Base management fee	1,905
Income incentive fee payable	2,350
Accrued capital gains incentive fee	296
Payable to directors and officers	96
Other accrued expenses and liabilities	8,165

Net cash used in operating activities	(238,435)

Cash Flows from Financing Activities:
Borrowing under bridge facility	121,662
Repayment of bridge facility	(121,662)
Borrowings under revolving credit facility, net	118,000
Dividend distributions, net	(10,884)
Deferred credit facility costs	(3,347)
Net proceeds from issuance of common stock	141,547

Net cash provided by financing activities	245,316

Net change in cash	6,881
Cash at beginning of period	25

Cash at end of period	$6,906

Non-Cash Financing Activities:
Accrued deferred credit facility cost	$540
Supplemental Information:
Cash paid during period for interest	$2,632
Dividend distributions reinvested	$1,162

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2014

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
Debt Investments
Aerohive Networks, Inc.	Wireless Communications Equipment	Growth Capital Loan (9.25% interest rate, 6.00% EOT payment)	$2,500	$2,569	$2,601	12/31/2015
		Growth Capital Loan (10.25% interest rate, 6.75% EOT payment)	7,500	7,619	7,902	12/31/2017

Aerohive Networks, Inc. Total			10,000	10,188	10,503

AirStrip Technologies, Inc.	Medical Software and Information Services	Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	4,616	4,818	4,835	10/31/2016
		Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	5,000	5,112	5,125	3/31/2017
		Growth Capital Loan (8.75% interest rate, 9.00% EOT payment)	5,000	5,051	5,062	7/31/2017

AirStrip Technologies, Inc. Total			14,616	14,981	15,022

Birst, Inc.	Business Applications Software	Growth Capital Loan (Prime + 6.90% interest rate, 2.00% EOT	10,000	9,870	9,864	11/30/2017
Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Growth Capital Loan (11.50% interest rate, 9.50% EOT payment)	6,000	5,914	5,923	9/30/2017
Coraid, Inc.	Data Storage	Growth Capital Loan (10.00% interest rate, 6.00% EOT payment)	5,000	5,072	5,031	12/31/2016
		Growth Capital Loan (10.00% interest rate, 6.00% EOT payment)	10,000	9,881	9,817	6/30/2017

Coraid, Inc. Total			15,000	14,953	14,848

EndoChoice, Inc.	Medical Device and Equipment	Growth Capital Loan (11.75% interest rate, 8.00% EOT payment)	10,000	10,091	10,032	2/28/2018
		Growth Capital Loan (11.75% interest rate, 8.00% EOT payment)	10,000	10,041	10,032	2/28/2018
		Growth Capital Loan (11.75% interest rate, 8.00% EOT payment)	10,000	10,003	10,032	2/28/2018

EndoChoice, Inc. Total			30,000	30,135	30,096

Harvest Power, Inc.	Biofuels/ Biomass	Growth Capital Loan(12.00% interest rate, 9.00% EOT payment)	20,000	20,633	20,535	11/30/2016
Hayneedle, Inc.	E-Commerce— Household Goods	Growth Capital Loan (12.50% interest rate, 12.00% EOT payment)	15,000	15,136	15,129	8/31/2017
		Growth Capital Loan (12.75% interest rate, 16.00% EOT payment)	5,000	5,076	5,089	12/31/2017

Hayneedle, Inc. Total			20,000	20,212	20,218

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2014

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
HouseTrip Limited(1)(3)	Travel and Arrangement / Tourism	Growth Capital Loan (10.00% interest rate, 5.00% EOT payment)	$9,624	$9,605	$9,620	11/30/2016
Lattice Engines, Inc.	Business Applications Software	Growth Capital Loan (8.50% interest rate, 8.00% EOT payment)	4,492	4,663	4,677	12/31/2016
		Growth Capital Loan (8.50% interest rate, 8.00% EOT payment)	2,500	2,539	2,549	3/31/2017
		Growth Capital Loan (9.50% interest rate, 8.00% EOT payment)	2,500	2,490	2,490	9/30/2017

Lattice Engines, Inc. Total			9,492	9,692	9,716

Mind Candy Limited(1)(3)	Entertainment	Growth Capital Loan (12.00% interest rate, 9.50% EOT payment)	10,000	9,794	9,813	6/30/2017
ModCloth, Inc.	E-Commerce— Clothing and Accessories	Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	1,000	1,052	1,055	6/30/2016
		Growth Capital Loan (10.50% interest rate, 10.00% EOT payment)	2,000	2,095	2,100	7/31/2016
		Growth Capital Loan (12.00% interest rate, 10.50% EOT payment)	2,000	2,047	2,045	8/31/2017
		Growth Capital Loan (12.00% interest rate, 11.00% EOT payment)	5,000	5,087	5,078	11/30/2017
		Growth Capital Loan (12.00% interest rate, 11.50% EOT payment)	5,000	5,040	5,019	2/28/2018
		Growth Capital Loan (12.00% interest rate, 7.50% EOT payment)	5,000	4,928	4,933	6/30/2017
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	804	832	817	8/31/2016
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	292	301	296	10/31/2016
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	152	152	152	3/31/2017
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	20	20	20	6/30/2017
		Equipment Financing(1) (7.50% interest rate, 15.00% EOT payment)	13	13	13	7/31/2017

ModCloth, Inc. Total			21,281	21,567	21,528

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2014

Venture Growth Stage Company	Industry	Type of Investment	Outstanding Principal	Cost	Fair Value	Maturity Date
SimpliVity Corporation	Database Software	Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	7,000	6,859	6,856	6/30/2018
		Growth Capital Loan (10.00% interest rate, 8.50% EOT payment)	3,000	2,919	2,918	10/31/2018
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)	7,000	6,794	6,791	10/31/2018
		Growth Capital Loan (11.50% interest rate, 9.00% EOT payment)(2)	3,000	2,896	2,895	12/31/2018

SimpliVity Corporation Total			20,000	19,468	19,460

TechMediaNetwork, Inc.	General Media and Content	Growth Capital Loan (9.25% interest rate, 8.00% EOT payment)	2,276	2,319	2,326	3/31/2017
		Growth Capital Loan (9.25% interest rate, 8.00% EOT payment)	2,500	2,490	2,493	9/30/2017

TechMediaNetwork, Inc. Total			4,776	4,809	4,819

Thrillist Media Group, Inc.	General Media and Content	Growth Capital Loan (Prime + 8.50% interest rate, 9.00% EOT payment)	5,000	4,621	4,629	9/30/2017
		Growth Capital Loan (Prime + 8.50% interest rate, 9.00% EOT payment)	5,000	4,562	4,561	12/31/2017

Thrillist MediaGroup, Inc. Total			10,000	9,183	9,190

Virtual Instruments Corporation	Network Systems Management Software	Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000	5,111	5,129	12/31/2016
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000	5,092	5,109	1/31/2017
		Growth Capital Loan (9.50% interest rate, 9.25% EOT payment)	5,000	5,073	5,089	2/28/2017

Virtual Instruments Corporation Total			15,000	15,276	15,327

Xirrus, Inc.	Wireless Communications Equipment	Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	2,315	2,440	2,460	6/30/2016
		Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	4,114	4,285	4,321	12/31/2016
		Growth Capital Loan (11.50% interest rate, 8.50% EOT payment)	4,564	4,596	4,663	3/31/2017
		Growth Capital Loan (Prime + 8.25% interest rate, 8.50% EOT(2)	10,000	9,685	9,683	12/31/2017

Xirrus, Inc. Total			20,993	21,006	21,127

Total Debt Investments			$246,782	$247,285	$247,609

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2014

Venture Growth Stage Company	Industry	Type of Warrant	Shares	Cost	Fair Value
Warrants
Aerohive Networks, Inc.	Wireless Communications Equipment	Common Stock	33,993	$153	$	*
AirStrip Technologies, Inc.	Medical Software and Information Services	Preferred Stock	31,063	112		95
Birchbox, Inc.(2)	E-Commerce—Personal Goods	Preferred Stock	49,829	566		1,487
Birst, Inc.	Business Applications Software	Preferred Stock	428,491	129		129
Cambridge Broadband Network Limited(1)(3)	Wireless Communications Equipment	Preferred Shares	33,000	95		95
CipherCloud, Inc.(2)	Business Applications Software	Preferred Stock	58,746	36		36
Coraid, Inc.	Data Storage	Preferred Stock	157,710	317		243
ECPM Holdings, LLC	Medical Device and Equipment	Class A Units	1,184,373	224		275
Harvest Power, Inc.	Biofuels/Biomass	Common Stock	350	77		*
Hayneedle, Inc.	E-Commerce—Household Goods	Common Stock	400,000	468		375
HouseTrip SA(1)(3)	Travel and Arrangement / Tourism	Preferred Share	212,804	93		60
InMobi Pte Ltd.(1)(2)(3)	Advertising / Marketing	Ordinary Shares	48,500	35		106
Inspirato, LLC(2)	Travel and Leisure	Preferred Units	1,994	37		43
Lattice Engines, Inc.	Business Applications Software	Preferred Stock	255,913	48		51
Medallia, Inc.(2)	Business Applications Software	Preferred Stock	55,814	11		11
Mind Candy, Inc.(1)(3)	Entertainment	Preferred Stock	287,187	751		732
ModCloth, Inc.	E-Commerce—Clothing and Accessories	Common Stock	419,620	545		421
Nutanix, Inc.(2)	Database Software	Preferred Stock	45,000	77		290
One Kings Lane, Inc.(2)	E-Commerce—Household Goods	Preferred Stock	13,635	29		29
Shazam Entertainment Limited(1)(2)(3)	MultiMedia / Streaming Software	Ordinary Share	2,669,479	134		125
SimpliVity Corporation	Database Software	Preferred Stock	430,849	509		509
TechMediaNetwork, Inc.	General Media and Content	Preferred Stock	72,234	31		31
Thrillist Media Group, Inc.	General Media and Content	Common Stock	283,401	712		712
Tintri, Inc.(2)	Data Storage	Preferred Stock	120,750	367		367
Virtual Instruments Corporation	Network Systems Management Software	Preference Shares	694,788	612		593
Xirrus, Inc.	Wireless Communications Equipment	Preferred Stock	3,820,887	532		476

Total Warrants				$6,700		$7,291

*:	Less than $0.5 thousand.

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

(dollars in thousands)

As of December 31, 2014

Venture Growth Stage Company	Industry	Type of Equity	Shares	Cost	Fair Value
Equity Investments(2)
BirchBox, Inc	E-Commerce—Personal Goods	Preferred Stock	2,839	$250	$250
Inspirato, LLC(1)(4)	Travel and Leisure	Preferred Units	1,948	250	250
MongoDB, Inc.	Software Development Tools	Common Stock	74,742	1,000	1,000
Nutanix, Inc.	Database Software	Preferred Stock	137,202	1,000	1,571

Total Equity Investments				$2,500	$3,071

Total Investments in Portfolio Companies				$256,485	$257,971

		Cost	Fair Value
Short-Term Investments(2)
U.S. Treasury Bills	$50,000 Face Value Maturity Date 04/02/2015 Yield to Maturity 0.038%	$49,998	$49,995

Total Short-Term Investments		$49,998	$49,995

Total Investments		$306,483	$307,966

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2014

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

Notes applicable to the investments presented in the foregoing table:

•	Unless otherwise noted, all of the investments in the foregoing table are in entities that are domiciled in the United States and/or have a principal place of business in the United States.

•	No investment represents a 5% or greater interest in any outstanding class of voting security of the portfolio company.

•

None of the portfolio companies have (i) been in payment default, (ii) extended the original maturity of its loan, (iii) converted from cash pay interest to payment-in-kind interest, or (iv) entered into a material amendment to its loan agreement related to deteriorating financial performance.

•

As of December 31, 2014, unless otherwise noted, certain of the Company’s debt investments and certain of the Company’s warrants, with an aggregate fair value of approximately $239.8 million, were pledged for borrowings under the Company’s revolving credit facility.

Notes applicable to the debt investments presented in the foregoing table:

•

Interest rate is the annual interest rate on the debt investment and does not include any original issue discount, end-of-term (EOT) payment, payment-in-kind interest, or any additional fees related to the investments, such as deferred interest, commitment fees or prepayment fees. No debt investments have any payment-in-kind interest provisions.

•

The EOT payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. The EOT payment is amortized and recognized as non-cash income over the loan or lease prior to its payment.

Notes applicable to the equipment financings presented in the foregoing table:

•

At the end of the term of certain equipment financings, the lessee has the option to purchase the underlying assets at fair market value in certain cases subject to a cap, return the equipment or continue to finance the assets. The fair market values for these financings have been estimated as a percentage of original cost for purposes of the EOT payment value.

Notes applicable to the warrants presented in the foregoing table:

•	Warrants are associated with funded debt instruments as well as certain commitments to provide future funding.

Specific notes applicable to specific investments in the foregoing table:

(1) Investment is a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2014, non-qualifying assets as a percentage of total assets was 8.6%.

(2) As of December 31, 2014, these debt investments, warrants, equity investments, and short-term investments were not pledged as collateral as part of the Company’s revolving credit facility.

(3) Entity is not domiciled in the United States and does not have its principal place of business in the United States.

(4) Investment is owned by TPVG Investment LLC, a wholly owned taxable subsidiary of the Company.

See accompanying notes to consolidated financial statements.

TRIPLEPOINT VENTURE GROWTH BDC CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

TriplePoint Venture Growth BDC Corp. (the “Company”), a Maryland corporation, was formed on June 28, 2013 and priced its initial public offering and commenced investment operations on March 5, 2014. The Company is structured as an externally-managed, non-diversified, closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As a BDC, the Company expects to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Company was formed to expand the venture growth stage business segment of TriplePoint Capital LLC’s (“TPC”) investment platform. TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. The Company’s investment objective is to maximize total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by primarily lending to venture growth stage companies focused in technology, life sciences and other high growth industries backed by the TPC’s select group of leading venture capital investors. The Company is externally managed by TPVG Advisers LLC (the “Adviser”) which is registered as an investment adviser under the 1940 Act and is a wholly owned subsidiary of TPC. The Adviser is responsible for sourcing, reviewing and structuring investment opportunities, underwriting and performing due diligence on investments and monitoring the investment portfolio on an ongoing basis. The Adviser was organized in August 2013 and, pursuant to an investment advisory agreement entered into between the Company and the Adviser, the Company pays the Adviser a base management fee and an incentive fee for its services. The Company has also entered into an administration agreement with TPVG Administrator LLC (the “Administrator”), a wholly owned subsidiary of the Adviser, and pays fees and expenses for services provided.

The Company has two wholly owned subsidiaries; TPVG Variable Funding Company LLC (the “Financing Subsidiary”), a bankruptcy remote special purpose entity established for utilizing the Company’s revolving credit facility, and TPVG Investment LLC, an entity established for holding certain of the Company’s investments in order to benefit from the tax treatment of these investments and create a tax structure that is more advantageous with respect to the Company’s RIC status. These subsidiaries are consolidated in the financial statements of the Company.

Note 2. Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

The accompanying financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and include the accounts of the Company and its consolidated subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair representation of financial results as of and for the periods presented. All intercompany account balances and transactions have been eliminated.

Use of Estimates

The preparation of the accompanying consolidated financial statements in conformity with GAAP requires estimates and assumptions to be made that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets, creditworthiness of portfolio companies and any other parameters used in determining these estimates could cause actual results to differ from those estimates.

Investments

Investment transactions are recorded on a trade-date basis. The Company applies fair value to all its investments. Fair value is a market-based measure considered from the perspective of the market’s participant who holds the financial instrument rather than an entity specific measure. When market assumptions are not readily available, the Company’s own assumptions are set to reflect those that the Adviser believes market participants would use in pricing the financial instruments on the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a variety of factors. To the extent the valuation is based on models or inputs that are less observable the determination of fair value requires more judgment. The Company’s valuation methodology is approved by the Company’s Board of Directors (the “Board”) and the Board is responsible for the fair values determined. As markets change, new types of investments are made, or pricing for certain investments becomes more or less observable, the Board may refine its valuation methodologies appropriately.

Cash and Cash Equivalents

The Company places its cash with financial institutions and at times, cash held in such accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company may invest a portion of its cash in money market funds, within the limitations of the 1940 Act.

Deferred Credit Facility Costs

Deferred credit facility costs represent fees and other expenses incurred in connection with the Company’s revolving credit facility. These amounts are amortized and included in interest expense in the consolidated statements of operations over the estimated term of the facility.

Other Accrued Expenses and Liabilities

Other accrued expenses and liabilities include interest payable, accounts payable, and unfunded commitment liabilities. Unfunded commitment liabilities reflect the fact that the Company is a party to certain delay draw credit agreements with its portfolio companies, which requires the Company to make future advances at the borrowers’ discretion during a defined loan availability period. The Company’s credit agreements contain customary lending provisions which allow the Company relief from funding previously made commitments in instances where the underlying portfolio company experiences materially adverse events that affect the financial condition or business outlook for the portfolio company. In certain instances, the borrower may be required to achieve certain milestones before they may request a future advance. The unfunded obligation associated with these credit agreements is equal to the amount by which the contractual funding commitment exceeds the sum of the amount of funded debt unless the availability period has expired. The fair value at the inception of the agreement of the delay draw credit agreements approximates the fair value of the warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability included in the Company’s consolidated statement of assets and liabilities reflects the fair value of these future funding commitments.

Paid-in Capital

The Company records the proceeds from the sale of its common stock on a net basis to capital stock and paid-in capital in excess of par value, excluding all offering costs.

Income Recognition

Interest income, adjusted for amortization of market premium and accretion of market discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the Company’s debt investments, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective interest method. Loan origination fees received in connection with the closing of investments are reported as unearned income which is included as amortized cost of the investment; the unearned income from such fees is accreted over the contractual life of the loan based on the effective interest method as interest income. Upon prepayment of a loan or debt security, unamortized loan origination fees and unamortized market discounts are recorded as interest income. End-of-term (EOT) payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed percentage of the original principal balance of the loan unless otherwise noted. Interest is accrued during the life of the loan on the EOT payment using the effective interest method as non-cash income. The EOT payment generally ceases accruing to the extent the borrower is unable to pay the remaining principal and interest due.

Other income includes certain fees paid by portfolio companies and the recognition of the value of unfunded commitments that expired during the reporting period.

Realized/Unrealized Gains or Losses

The Company measures realized gains or losses from the repayment or sale of investments using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation (depreciation) on investments in the consolidated statement of operations.

Management Fees

The Company accrues for the base management fee and incentive fee. The accrual for incentive fee includes the recognition of incentive fees on unrealized gains, even though such incentive fees are neither earned nor payable to the Adviser until the gains are both realized and in excess of unrealized depreciation on investments.

U.S. Federal Income Taxes

The Company intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M the Code, for U.S. federal income tax purposes, beginning with the Company’s taxable year ended December 31, 2014. Generally, a RIC is not subject to U.S. federal income taxes on distributed income and gains if it distributes at least 90% of its net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any, to its stockholders. Additionally, a RIC must distribute at least 98% of its ordinary income and 98.2% of its capital gain net income on an annual basis and any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which the RIC previously paid no U.S. federal income tax to avoid a U.S. federal excise tax. The Company intends to distribute sufficient dividends to maintain the Company’s RIC status each year and does not anticipate paying any material U.S. federal income taxes in the future.

Dividends and Distributions

Dividends to common stockholders are recorded on the date the Board declares a dividend. The Board determines the amount of dividends to be paid each quarter based on a variety of factors including estimates of future earnings. Net realized capital gains, if any, are intended to be distributed at least annually. The Company will calculate both its current and accumulated earnings and profits on a tax basis in order to determine the amount of any distribution that constituted a return of capital to the Company’s stockholders and that while such distributions are not taxable, they may result in higher capital gains taxes when the shares are eventually sold.

Organizational and Offering Costs

The Company incurred $1.75 million in offering costs in completing its initial public offering, which were charged against paid-in capital. Organizational and offering costs in excess of this amount were paid by the

Adviser. None of the expenses borne by the Adviser in connection with the Company’s initial public offering above the $1.75 million threshold are subject to recoupment from the Company. Following the Company’s initial public offering, it expects to be responsible for all of its ongoing organizational and offering expenses.

Per Share Information

Basic and diluted earnings per common share are calculated using the weighted average number of common shares outstanding for the period presented. For the period presented, basic and diluted earnings per share are the same since there are no potentially dilutive securities outstanding.

Note 3. Related Party Agreements and Transactions

Acquisition of Initial Portfolio

On March 5, 2014, the Company acquired from TPC and certain of its subsidiaries, a select portfolio of investments in venture growth stage companies originated through TPC consisting of funded debt and direct equity investments, future funding commitments and warrants associated with both the funded debt investments and future funding commitments. This initial portfolio included 23 secured loans with an aggregate outstanding principal amount of approximately $119.2 million, two equity investments of approximately $2.0 million and warrants to purchase shares in 15 portfolio companies of approximately $3.2 million. The valuation of this initial portfolio was conducted by the Board in consultation with the Adviser and consideration of valuations performed by a third party valuation firm.

The funding for the acquisition of this portfolio was provided through a credit facility (the “Bridge Facility”) with Deutsche Bank AG, New York Branch (“Deutsche Bank”). The fees and expenses associated with entering into the Bridge Facility were covered by TPC. The Bridge Facility, along with the interest expense incurred thereon, was repaid in full on March 11, 2014, with a portion of the proceeds from the initial public offering.

Investment Advisory Agreement

Prior to the commencement of operations, the Board approved an investment advisory agreement (the “Advisory Agreement”). Subject to the overall supervision of the Board and in accordance with 1940 Act, the Adviser manages the day-to-day operations and provides investment advisory services to the Company. Under the terms of the Advisory Agreement, the Adviser:

•	determines the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments the Company makes;

•	executes, closes, services and monitors the investments the Company makes;

•	determines the securities and other assets that the Company purchases, retains or sells;

•	performs due diligence on prospective investments; and

•	provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

Pursuant to the Advisory Agreement, the Company has agreed to pay the Adviser a fee for its investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and incentive fee is ultimately borne by the Company’s stockholders.

The base management fee is calculated at an annual rate of 1.75% of the Company’s average adjusted gross assets, including assets purchased with borrowed funds. For services rendered under the Advisory Agreement, the base management is payable quarterly in arrears. The base management fee is calculated based on the average value of the Company’s gross assets at the end of its two most recently completed calendar quarters. Such amount is appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuance or repurchases during a calendar quarter. Base management fees for any partial month or quarter are appropriately pro-rated.

The incentive fee, which provides the Adviser with a share of the income it generates for the Company, consists of two components—investment income and capital gains—which are largely independent of each other, with the result that one component may be payable even if the other is not payable.

Under the investment income component, the Company pays the Adviser 20.0% of the amount by which the Company’s pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of the Company’s net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision pursuant to which the Adviser receives all of such income in excess of the 2.0% level but less than 2.5% and subject to a total return requirement. The effect of the “catch-up” provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, the Adviser receives 20.0% of the Company’s pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income is payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of the Company’s election to be treated as a BDC exceeds the cumulative incentive fees accrued and/or paid since the effective date of the Company’s election to be treated as a BDC. In other words, any investment income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations since the effective date of the Company’s election to be treated as a BDC minus (y) the cumulative incentive fees accrued and/or paid since the effective date of the Company’s election to be treated as a BDC. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of the Company’s pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation since the effective date of the Company’s election to be treated as a BDC. The Company elected to be treated as a BDC on March 5, 2014.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss, subject to the total return requirement described in the preceding paragraph. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company may pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses subject to the total return requirement. The Company’s net investment income used to calculate this component of the incentive fee is also included in the amount of the Company’s assets used to calculate the 1.75% base management fee. These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuance or repurchase during the current quarter.

Under the capital gains component of the incentive fee, the Company pays the Adviser at the end of each calendar year 20.0% of the Company’s aggregate cumulative realized capital gains from inception through the end of that year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. For the foregoing purpose, the Company’s “aggregate cumulative realized capital gains” does not include any unrealized appreciation. It should be noted that the Company accrues an incentive fee for accounting purposes taking into account any unrealized appreciation in accordance with GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. If such amount is negative, then no capital gains incentive fee is payable for such year. Additionally, if the Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

The base management fee accrued and payable, income incentive fee accrued and payable, and capital gains incentive fee accrued are included in the Company’s consolidated financial statements and summarized in the table below. The Adviser has agreed not to include the U.S. Treasury bills acquired at the end of each quarter of 2014 in the calculation of gross assets for purposes of determining its base management fee. There were no realized capital gains since the inception of the Company and, thus, no capital gains incentive fee was earned or is payable. The Company did have unrealized appreciation during the period from March 5, 2014 (commencement of operations) to December 31, 2014 and accrued a capital gains incentive fee equal to 20% of that amount.

Management and Incentive Fees (dollars in thousands)	For the Period from March 5, 2014 (commencement of operations) to December 31, 2014
Base management fee	$2,723
Income incentive fee	$2,569
Capital gains incentive fee	$296

During the period from March 5, 2014 (commencement of operations) to December 31, 2014, approximately $0.8 million of the base management fee was paid and $0.2 million of the income incentive fee was paid.

Administration Agreement

Prior to the commencement of operations, the Board approved an administration agreement (the “Administration Agreement”). The Administration Agreement provides that the Administrator is responsible for furnishing the Company with office facilities and equipment and provide the Company with clerical, bookkeeping, recordkeeping services and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees, or arranges for, the performance of the Company’s required administrative services, which includes being responsible for the financial and other records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports and other materials filed with the Securities and Exchange Commission, or “SEC,” and any other regulatory authority. In addition, the Administrator assists the Company in determining and publishing net asset value, overseeing the preparation and filing of the Company’s tax returns and printing and disseminating reports and other materials to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, the Administrator also provides managerial assistance on the Company’s behalf to those companies that have accepted the Company’s offer to provide such assistance.

Payments under the Administration Agreement are equal to an amount equal to the Company’s allocable portion (subject to the review of the Board) of the Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the chief compliance officer and chief financial officer and their respective staffs. In addition, if requested to provide significant managerial assistance to the Company’s portfolio companies, the Administrator is paid an additional amount based on the services provided, which shall not exceed the amount the Company receives from such companies for providing this assistance.

The Administrator engages a sub-administrator to provide certain administrative services. For the period from March 5, 2014 (commencement of operations) to December 31, 2014, expenses paid or payable by the Company to the Administrator under the Administration Agreement were approximately $1.1 million of which approximately $0.2 million was paid or payable to third party service providers.

Note 4. Investments

The Company measures the value of its investments at fair value in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or “ASC Topic 820,” issued by the Financial

Accounting Standards Board, or “FASB.” Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Valuation Committee of the Board is responsible for assisting the Board in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, the Board, with the assistance of the Adviser and its senior investment team and independent valuation agents, is responsible for determining, in good faith, the fair value in accordance with the valuation policy approved by the Board. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. The Adviser considers a range of fair values based upon the valuation techniques utilized and generally selects a value within that range that most represents fair value based on current market conditions as well as other factors the Adviser’s senior investment team considers relevant. The Board makes this fair value determination on at least a quarterly basis or at such other times when the Board feels it would be appropriate to do so given the circumstances. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below.

Level 1—Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

Level 3—Valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

With respect to investments for which market quotations are not readily available, the Board undertakes a multi-step valuation process each quarter, as described below:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Adviser’s professionals that are responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with the Adviser’s senior investment team;

•	The Valuation Committee then reviews these preliminary valuations and makes fair value recommendations to the Board;

•

At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm. However, the Board does not intend to have de minimis investments of less than 1.0% of the Company’s gross assets (up to an aggregate of 10.0% of the Company’s gross assets) independently reviewed; and

•

The Board then discusses valuations and determines, in good faith, the fair value of each investment in the Company’s portfolio based on the input of the Adviser, the respective independent valuation firms and the Valuation Committee.

Note 4. Investments

Debt Investments

The debt investments identified on the consolidated schedule of investments are loans and equipment financings made to venture growth stage companies focused in technology, life sciences and other high growth industries which are backed by a select group of leading venture capital investors. These investments are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for these types of debt instruments and thus the Adviser’s senior management team must estimate the fair value of these investment securities based on models utilizing unobservable inputs.

To estimate the fair value of debt investments, the Company compares the cost basis of each debt investment, which includes original issue discount, to the resulting fair value determined using a discounted cash flow model, unless another model is more appropriate based on the circumstances at the measurement date. The discounted cash flow approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to these debt investments, in order to determine a comparable range of effective market interest rates. The range of interest rate spreads utilized is based on borrowers with similar credit profiles. All remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

This valuation process includes, among other things, evaluating the underlying investment performance and the portfolio company’s current financial condition and ability to raise additional capital, as well as macro-economic events that may impact valuations. These events include, but are not limited to, current market yields and interest rate spreads of similar securities as of the measurement date. Changes in these unobservable inputs could result in significantly different fair value measurements.

Under certain circumstances, an alternative technique may be used to value certain debt investments that better reflected the fair value of the investment, such as the price paid or realized in a recently completed transaction or a binding offer received in an arm’s length transaction, the use of multiple probability weighted cash flow models when the expected future cash flows contain elements of variability or estimates of proceeds that would be received in a liquidation scenario.

Warrants

The fair value of the warrants is primarily estimated using a Black Scholes option pricing model. Privately held warrants and equity-related securities are valued based on an analysis of various factors, but not limited to, the following:

•

Underlying enterprise value of the issuer is estimated based on information available, including any information regarding the most recent rounds of borrower funding. Valuation techniques to determine enterprise value include market multiple approaches, income approaches or approaches that utilize recent rounds of financing and the portfolio company’s capital structure to determine enterprise value. Valuation techniques are also utilized to allocate the enterprise fair value of a portfolio company to the specific class of common or preferred stock exercisable in the warrant. Such techniques take into account the rights and preferences of the portfolio company’s securities, expected exit scenarios, and volatility associated with such outcomes to allocate the fair value to the specific class of stock held in the portfolio. Such techniques included option pricing models, including back solve techniques, probability weighted expected return models and other techniques as determined to be appropriate.

•

Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on comparable publicly traded companies within indices similar in nature to the underlying company issuing the warrant. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

•

The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

•

Other adjustments, including a marketability discount on private company warrants, are estimated based on the Adviser’s judgment about the general industry environment. Changes in this unobservable input could result in a significantly different fair value.

•

Historical portfolio experience on cancellations and exercises of warrants are utilized as the basis for determining the estimated life of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or initial public offerings, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value.

Under certain circumstances alternative techniques may be used to value certain warrants that better reflect the warrants’ fair values, such as an expected settlement of a warrant in the near term, a model that incorporates a put feature associated with the warrant, or the price paid or realized in a recently completed transaction or binding offer received in an arm’s length transaction. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.

These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Equity Investments

The fair value of an equity investment in a privately held company is initially the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third party round of equity financing subsequent to its investment. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. The Company may also reference comparable transactions and/or secondary market transactions of comparable companies to estimate fair value. These valuation methodologies involve a significant degree of judgment. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. These assets are recorded at fair value on a recurring basis. There is no single standard for determining the estimated fair value of investments which do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

The following is a summary by investment type of the fair value according to inputs used in valuing investments listed in the accompanying consolidated schedule of investments as of December 31, 2014.

	As of December 31, 2014
Investment Type (dollars in thousands)	Level 1	Level 2	Level 3	Total
Debt investments	$—	$—	$247,609	$247,609
Warrants	—	—	7,291	7,291
Equity investments	—	—	3,071	3,071
Short-term investments	49,995	—	—	49,995

Total investments	$49,995	$—	$257,971	$307,966

During the period from March 5, 2014 (commencement of operations) to December 31, 2014, there were no transfers in or out of any levels.

The following table presents additional information about Level 3 investments measured at fair value for the period from March 5, 2014 (commencement of operations) to December 31, 2014. Both observable and unobservable inputs were used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the net unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

	For the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014
Level 3 Investment Activity (dollars in thousands)	Debt Investments	Warrants	Equity Investments	Total Investments
Fair value as of March 5, 2014	$—	$—	$—	$—
Fundings of investments, at cost(1)	273,971	6,700	2,500	283,171
Principal payments received on investments	(31,881)	—	—	(31,881)
Amortization and accretion of fixed income premiums and discounts, net	5,195	—	—	5,195
Realized gains	—	—	—	—
Net change in unrealized appreciation included in earnings	324	591	571	1,486

Totals	$247,609	$7,291	$3,071	$257,971

Net change in unrealized appreciation on Level 3 investments still held as of December 31, 2014	$324	$591	$571	$1,486

(1)	Purchases and fundings of investments include the purchase of the Company’s initial portfolio on March 5, 2014 and fundings of additional investments during the period from March 5, 2014 (commencement of operations) to December 31, 2014.

Realized and unrealized gains and losses are included in net realized gains on investments and net change in unrealized gains on investments in the consolidated statement of operations. The change in net unrealized gains for Level 3 investments still held at December 31, 2014, was approximately $1.5 million, which was comprised of approximately $0.3 million net unrealized gains from debt investments, approximately $0.6 million net unrealized gains from warrants, and approximately $0.6 million net unrealized gains from equity investments. In addition to the unrealized gains and losses for Level 3 investments there were unrealized losses of approximately $3 thousand on U.S. Treasury bills as of December 31, 2014.

The following table provides a summary of quantitative information about the Level 3 fair value measurements of investments as of December 31, 2014. In addition to the techniques and inputs noted in the table below, the Company may also use other valuation techniques and methodologies when determining fair value measurements. The table below is not intended to be all inclusive, but rather provide information on significant Level 3 inputs as they relate to the fair value measurements of investments.

As of December 31, 2014
Level 3 Investments (dollars in thousands)	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Debt investments	$247,609	Discounted Cash Flows	Discount Rate	11.30% - 19.75%(14.90%)
Warrants	6,359	Black Scholes Option Pricing Model	Share Price and Equity Value	N/A
			Revenue Multiples	1.00x - 6.50x (2.99x)
			Weighted Average Cost of Capital	18.50% - 25.00%(22.17%)
			Volatility	42.08% - 70.00%(54.68%)
			Term	0.25 - 4.40 Years (2.54 Years)
			Discount for Lack of Marketability	0.00% - 38.65%(13.43%)
	932	Option-Pricing Method and Probability-	Weighted Average Cost of Capital	30.00% - 30.00%(30.00%)
		Weighted Expected Return Method	Term	0.75 - 1.00 Years (0.92 Years)
Equity investments	1,571	Probability-	Volatility	70.00% - 70.00% (70.00%)
		Weighted Expected Return Method	Term	1.12 - 1.12 Years (1.12 Years)
	1,500	Market Approach	Price Paid	N/A

Total investments	$257,971

As of December 31, 2014, the fair values for all the Company’s debt investments were estimated using discounted cash flow models based on anticipated cash flows and a discount rate deemed most appropriate for each investment given the facts and circumstances specific to each portfolio company and market yields at the reporting date. For all but three warrants, fair values were estimated using an Option-Pricing Method that values individual equity classes based on their economic rights and preferences using the Black Scholes Option-Pricing Model. Three warrant positions and one equity investment were valued using a combination of the Option-Pricing Method and the Probability- Weighted Expected Return Method given the outlook for that company. The other equity investments were valued using the market approach. The range of the various assumptions and weighted averages of these assumptions are summarized in the table above.

As of December 31, 2014, the fair value of debt investments, in the aggregate, closely approximated cost basis given that the portfolio was recently acquired or originated by the Company. Over time, it is expected that fair values and cost bases for these investments may vary.

As of December 31, 2014, the Company had pledged certain of its debt investments and certain of its warrants with an aggregate fair value of approximately $239.8 million for borrowings under its revolving credit facility.

Note 5. Credit Risk

Debt investments may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic, economic and political developments, may significantly affect the value of these investments. In addition, the value of these investments may fluctuate as the general level of interest rates fluctuate.

In many instances, the portfolio company’s ability to repay the debt investments is dependent on additional funding by its venture capital investors, a future sale or an initial public offering. The value of these investments may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan.

As of December 31, 2014, the Company had no delinquencies and no credit losses on any of its debt investments.

Note 6. Borrowings

Bridge Facility

In February 2014, the Company entered into a credit agreement with Deutsche Bank for the purpose of acquiring its initial portfolio. On March 5, 2014, the Company borrowed approximately $121.7 million under this facility. On March 11, 2014, the Company paid this borrowing in full with a portion of the net proceeds received in the Company’s initial public offering. The Company paid approximately $25 thousand of interest on this facility. All other fees and expenses associated with entering into this facility were paid by TPC.

Revolving Credit Facility

In February 2014, the Company, along with its Financing Subsidiary as borrower, entered into a credit agreement with Deutsche Bank acting as administrative agent and a lender, and KeyBank National Association, Everbank Commercial Lender Finance, Inc., and AloStar Bank of Commerce, as other lenders, which provided the Company with a $150.0 million commitment, subject to borrowing base requirements, or “Credit Facility”. In August 2014, the Company amended its Credit Facility to increase the total commitments available there under by $50.0 million to $200.0 million in aggregate.

Borrowings under this revolving Credit Facility bear interest at the sum of (i) the commercial paper rate for certain specified lenders and 30-day LIBOR for other lenders or, if LIBOR is unavailable, the higher of Deutsche Bank’s commercial lending rate or the Federal Funds Rate plus 0.50% plus (ii) a margin of 3.5% during the revolving period and 4.5% during the amortization period. Borrowings under this revolving Credit Facility are secured only by the assets of the Financing Subsidiary. The Company agreed to pay to Deutsche Bank a syndication fee in 12 monthly installments, of approximately 1% of the committed facility amount. The Company also agreed to pay Deutsche Bank a fee to act as administrative agent under this revolving credit facility and to pay each lender (i) a commitment fee of 0.65% multiplied by such lender’s commitment on the effective date in 12 equal monthly installments and (ii) a fee of approximately 0.75% per annum of any unused borrowings under this Credit Facility on a monthly basis. This revolving Credit Facility contains affirmative and restrictive covenants, including but not limited to an advance rate limitation of approximately 55% of the applicable net loan balance of assets held by the Financing Subsidiary, maintenance of minimum net worth at an agreed level, a ratio of total assets to total indebtedness of not less than approximately 2:1, a key man clause relating to the Company’s Chief Executive Officer Mr. James Labe and the Company’s President and Chief Investment Officer Mr. Sajal Srivastava and eligibility requirements, including but not limited to geographic and industry concentration limitations and certain loan grade classifications. Furthermore, events of default under this credit facility include, among other things, (i) a payment default; (ii) a change of control; (iii) bankruptcy; (iv) a covenant default; and, (v) the Company’s failure to maintain compliance with RIC provisions at all times. As of December 31, 2014, the Company was in compliance with all covenants under this credit facility.

At December 31, 2014, the Company had outstanding borrowings of $118.0 million under its revolving credit facility, which is included in the Company’s consolidated statement of assets and liabilities. Interest expense on these borrowings includes the interest cost charged on borrowings, the unused fee on the credit facility, paying and administrative agent fees, and the amortization of deferred credit facility fees and expenses. For the period from March 5, 2014 (commencement of operations) to December 31, 2014, interest expense on the revolving credit facility totaled approximately $3.9 million, consisting of approximately $2.3 million of interest expense, approximately $0.6 million of unused facilities expense, and approximately $1.0 million of amortization of deferred credit facility costs and other fees.

Other Payables

On December 30, 2014, the Company purchased $50.0 million of U.S. Treasury bills for settlement on January 2, 2015. The associated payable is included in the Company’s consolidated statement of assets and liabilities.

Note 7. Commitments

As of December 31, 2014, the Company’s unfunded commitments to 11 companies totaled $211.0 million, of which $40.5 million are dependent upon the companies reaching certain milestones before the debt commitment becomes available to them. Of the $211.0 million of unfunded commitments, $103.5 million will expire during 2015 and $107.5 million will expire during 2016 if not drawn prior to expiration. As of December 31, 2014, $201.0 million of the Company’s unfunded commitments were with technology-related companies and $10.0 million were with non-technology related companies. In addition, $206.0 million represent commitments for growth capital loans and $5.0 million for revolving loans. The Company’s credit agreements contain customary lending provisions which allow the Company relief from funding obligations for previously made commitments in instances where the underlying portfolio company experiences materially adverse events that affect the financial condition or business outlook for the portfolio company. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company. The Company generally expects approximately 75% of its gross unfunded commitments to eventually be drawn before the expiration of their corresponding availability periods. The table below provides the Company’s unfunded commitments by customer as of December 31, 2014.

	As of December 31, 2014
Unfunded Commitments (dollars in thousands)	Principal Balance	Fair Value of Unfunded Commitment Liability
Birst, Inc.	$22,500	$201
Cambridge Broadband Network Limited	1,000	10
CipherCloud, Inc.	30,000	79
Inspirato LLC	10,000	46
Medallia, Inc.	20,000	11
Mind Candy Limited	15,000	424
Nutanix, Inc.	20,000	64
Shazam Entertainment Limited	20,000	134
SimpliVity Corporation	30,000	191
Tintri, Inc.	35,000	805
Virtual Instruments Corporation	7,500	167

Total	$211,000	$2,132

The table above also provides the fair value of the Company’s unfunded commitment liability as of December 31, 2014 totaling approximately $2.1 million. The fair value at the inception of the agreement of the delay draw credit agreements is equal to the fees and/or warrants received to enter into these agreements, taking into account the remaining terms of the agreements and the counterparties’ credit profile. The unfunded commitment liability reflects the fair value of these future funding commitments and is included in the Company’s consolidated statement of assets and liabilities.

Note 8. Operating Expenses

On March 5, 2014, the Company acquired an initial portfolio, elected to be treated as a BDC, and priced its initial public offering. Certain general and administrative expenses associated with being a public company were incurred beginning on this date, including directors’ fees and insurance. The Company also borrowed money through the Bridge Facility and began incurring interest expense. On March 11, 2014, the Company received the proceeds from the initial public offering and repaid the Bridge Facility in full. The Adviser and Administrator agreed to begin accruing certain fees and expenses under the Advisory Agreement and the Administration Agreement (including the base management fee and certain administrative expenses) beginning March 11, 2014, the date the proceeds from the initial public offering were received.

Note 9. Financial Highlights

The financial highlights presented below are for the period from March 5, 2014 (commencement of operations) to December 31, 2014. There are no prior periods shown as the Company did not have any operating or investment activity prior to March 5, 2014.

Financial Highlights (dollars in thousands, except per share data)	For the Period from March 5, 2014 (commencement of operations) to December 31, 2014, or as of December 31, 2014
Per Share Data
Initial public offering price(1)	$15.00
Front end sales charges(1)	(0.44)

Net proceeds(1)	14.56
Offering costs(1)	(0.18)

Net asset value at beginning of period	14.38
Net investment income	1.30
Net change in unrealized gain on investments	0.15
Dividend distributions	(1.22)
Other	—

Net asset value at end of period	$14.61

Net investment income per share	$1.30
Net increase in net assets per share	$1.45
Weighted average shares of common stock outstanding for period	9,869,860
Shares of common stock outstanding at end of period	9,924,171

Financial Highlights (dollars in thousands, except per share data)	For the Period from March 5, 2014 (commencement of operations) to December 31, 2014, or as of December 31, 2014
Ratios / Supplemental Data
Net asset value at beginning of period	$141,572
Net asset value at end of period	$144,979
Average net asset value	$144,237
Total return based on net asset value per share(2)	10.1%
Net asset value per share at beginning of period	$14.38
Dividends per share during period	$1.22
Net asset value per share at end of period	$14.61
Total return based on stock price(3)	7.1%
Stock price at beginning of period	$15.00
Dividends per share paid during period	$1.22
Stock price at end of period	$14.85
Weighted average portfolio yield(4)	15.4%
Coupon income(4)	11.1%
Accretion of discount(4)	0.4%
Accretion of end-of-term payments(4)	3.0%
Impact of prepayments during the period(4)	0.9%
Net investment income to average net asset value(5)	10.7%
Net increase in net assets to average net asset value(5)	12.0%
Total operating expenses to average net asset value(5)	10.5%
Operating expenses excluding incentive fees to average net asset value(5)	8.1%
Income component of incentive fees to average net asset value(5)	2.2%
Capital gains component of incentive fees to average net asset value(5)	0.2%

(1)	The presentation of these line items has been recast from versions previously filed in the Company’s quarterly reports on Form 10-Q for the periods ended March 31, 2014 and June 30, 2014 in order to disaggregate the impact of front end sales charges from the offering costs in connection with the Company’s initial public offering.

(2)	Total return based on net asset value, or “NAV,” is the change in ending NAV per share plus dividends per share paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning NAV per share. The NAV per share as of March 5, 2014 (commencement of operations) is the NAV per share immediately after the Company’s initial public offering. The total return is for the period shown and is not annualized.

(3)	Total return based on stock price is the change in the ending stock price of the Company’s common stock plus dividends paid during the period assuming participation in the Company’s dividend reinvestment plan divided by the beginning stock price of the Company’s common stock. The stock price as of March 5, 2014 (commencement of operations) is the issuance price per share of the Company’s initial public offering. The total return is for the period shown and is not annualized.

(4)	Weighted average portfolio yields for periods shown are the annualized rates of interest income recognized during the period divided by the average amortized cost of debt investments in the portfolio at the beginning of each month in the period.

(5)	Percentage is presented on an annualized basis.

Note 10. Net Increase in Net Assets per Share

The following information sets forth the computation of basic and diluted net increase in net assets per share for the period from March 5, 2014 (commencement of operations) to December 31, 2014.

Basic and Diluted Share Information (dollars in thousands, except per share data)	For the Period from March 5, 2014 (commencement of operations) to December 31, 2014
Net investment income	$12,808
Net increase in net assets resulting from operations	$14,291
Basic and diluted average weighted shares of common stock outstanding	9,869,860
Basic and diluted net investment income per share	$1.30
Basic and diluted net increase in net assets per share	$1.45

Note 11. Equity Offerings

On March 5, 2014, the Company issued 9,840,665 shares of common stock through an initial public offering and a concurrent private placement offering and received net proceeds of approximately $143.3 million. A portion of the offering costs, or $1.75 million, were borne by the Company and charged against paid-in capital. The Adviser agreed to pay the balance of the organizational and offering costs and a portion of the front end sales charges, which amounts are not subject to recoupment from the Company. Following the Company’s initial public offering, it expects to be responsible for all of its ongoing organizational and offering expenses.

The Company has adopted a dividend reinvestment plan for its stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if the Company declares a cash distribution to stockholders, the amount of such distribution is automatically reinvested in additional shares of common stock unless a stockholder specifically “opts out” of the dividend reinvestment plan. If a stockholder opts out, that stockholder receives cash distributions.

Information on the proceeds raised along with any related front end sales charges and associated offering expenses, and the price at which common stock was issued by the Company, during the period from March 5, 2014 (commencement of operations) to December 31, 2014, is provided in the following table.

Issuance of Common Stock for Period from March 5, 2014 (Commencement of Operations) to December 31, 2014 (dollars in thousands, except per share data)	Date	Number of Shares of Common Stock Issued	Gross Proceeds Raised	Front End Sales Charges	Offering Expenses	Gross Offering Price
Initial public offering	3/5/14	8,333,333	$125,000	$3,750	$1,750	$15.00 per share
Exercise of over-allotment option	3/5/14	1,250,000	18,750	562	—	$15.00 per share
Private placement	3/5/14	257,332	3,860	—	—	$15.00 per share
First quarter 2014 dividend reinvestment	4/30/14	6,038	87	—	—	$14.44 per share
Second quarter 2014 dividend reinvestment	6/17/14	20,489	298	—	—	$14.54 per share
Third quarter 2014 dividend reinvestment	9/16/14	22,715	329	—	—	$14.50 per share
Fourth quarter 2014 dividend reinvestment	12/16/14	20,522	277	—	—	$13.49 per share
Special 2014 dividend reinvestment	12/31/14	12,074	170	—	—	$14.11 per share

Total issuance		9,922,503	$148,771	$4,312	$1,750

Prior to the Company’s initial public offering, there were 1,668 shares of common stock outstanding. As a result of the stock issuance summarized above 9,924,171 shares of common stock were outstanding as of December 31, 2014.

Note 12. Dividends

The Company intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code, for U.S. federal income tax purposes, beginning with the Company’s taxable year ended December 31, 2014. In order to qualify as a RIC, among other things, the Company is required to distribute at least 90% of the Company’s net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any, to its stockholders. Additionally, the Company must distribute at least 98% of the Company’s ordinary income and 98.2% of the Company’s capital gain net income on an annual basis and any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company previously paid no U.S. federal income tax to avoid a U.S. federal excise tax. The Company intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gains to stockholders. The character of income and gains that the Company distributes is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The following table summarizes the Company’s cash distributions per share as authorized by the Company’s Board of Directors since March 5, 2014 (commencement of operations).

Period Ended	Date Declared	Record Date	Payment Date	Per Share Amount
March 31, 2014	April 3, 2014	April 15, 2014	April 30, 2014	$0.09	(1)
June 30, 2014	May 13, 2014	May 30, 2014	June 17, 2014	$0.30
September 30, 2014	August 11, 2014	August 29, 2014	September 16, 2014	$0.32
December 31, 2014	October 27, 2014	November 28, 2014	December 16, 2014	$0.36
	December 3, 2014	December 22, 2014	December 31, 2014	$0.15	(2)

(1)	The amount of this initial distribution reflected a quarterly dividend rate of $0.30 per share, prorated for the 27 days for the period from the pricing of the Company’s initial public offering on March 5, 2014 through March 31, 2014.

(2)	Represents a special dividend.

It is the Company’s intention to distribute all or substantially of its taxable income earned over the course of the year. For this period, total dividends of $1.22 per share have been declared and paid and all deemed a distribution of ordinary income as the Company’s earnings and profits for 2014 exceeded its distributions. The Company estimates it has approximately $1.1 million of remaining taxable earnings to distribute to stockholders and this “spillover” income will be included in the dividends declared in and paid in 2015.

Note 13. Taxable Income

The Company intends to elect to be treated and intend to qualify each year as a RIC under Subchapter M of the Code. As a RIC, the Company generally does not pay corporate-level federal income taxes on any ordinary income or capital gains that the Company timely distributes to its stockholders as dividends. It is the Company’s intention to distribute 100% of its annual taxable income to its stockholders and thus, no provision for income tax has been recorded in the Company’s consolidated statements of operations for the period from March 5, 2014 (commencement of operations) to December 31, 2014. The table below provides an estimate of taxable income before deductions of distributions.

Estimated Taxable Income before Deductions for Distributions (dollars in thousands)	For the Period from March 5, 2014 (commencement of operations) to December 31, 2014
Net increase in net assets resulting from operations	$14,291
Less: Net unrealized gains	(1,483)
Plus: Other GAAP / tax differences	447

Estimated taxable income before deductions for distributions	$13,255

The Company distributed approximately $12.1 million in dividends through four regular quarterly dividends and one special dividend during the period from March 5, 2014 (commencement of operations) to December 31, 2014. The Company will distribute the approximately $1.2 million of as yet undistributed taxable income in 2015 to meet its intention of distributing all of the taxable income earned in the calendar year 2014. As a result of this “spillover” income, the Company incurred a non-deductible excise tax of approximately $48 thousand.

Note 14. Selected Quarterly Financial Results

The following table sets forth selected quarterly financial data for the period from March 5, 2014 (commencement of operations) to March 31, 2014 and for the three months ended June 30, 2014, September 30, 2014, and December 31, 2014.

	For the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014	For the Three Months Ended
Selected Quarterly Financial Results (in thousands, except per share data)		June 30, 2014	September 30, 2014	December 31, 2014
Total investment and other income	$1,308	$5,489	$7,858	$10,690
Net investment income	$569	$2,854	$3,522	$5,862
Net unrealized gains (losses)	$1,374	$36	$1,151	$(1,078)
Net increase in net assets resulting from operations	$1,943	$2,890	$4,673	$4,784
Basic and diluted net investment income per share	$0.06	$0.29	$0.36	$0.59
Basic and diluted net increase in net assets per share	$0.20	$0.29	$0.47	$0.48
Net asset value per commons share at period end	$14.58	$14.49	$14.64	$14.61

Note 15. Subsequent Events

Dividends

On March 16, 2015, the Company’s Board of Directors announced a $0.36 per share regular quarterly dividend, payable on April 16, 2015 to stockholders of record on March 26, 2015.

Recent Portfolio Activity

From January 1, 2015, through March 17, 2015, the Company funded approximately $10.2 million of investments and one customer, Aerohive, Inc., prepaid a $2.5 million loan. As of March 17, 2015, the Company’s unfunded obligations to ten portfolio companies totaled $166.0 million. There can be no assurance that any of these unfunded commitments or any future obligations will be drawn by the venture growth stage companies. During the period, TPC’s direct origination platform entered into $40.0 million of non-binding signed term sheets with venture growth stage companies, which are subject to due diligence, definitive documentation and investment committee approval, as well as compliance with TPC’s allocation policy. As of March 17, 2015, TPC held $65.0 million of non-binding term sheets that have not been allocated pursuant to TPC’s allocation policy.

In March 2015, the Company moved one of its portfolio companies, Coraid Inc., representing approximately 5% of the Company’s total assets as of December 31, 2014, to Category 5 and non-accrual status. The Company has accelerated the outstanding obligations owed to the Company by this company and a third party has entered into a non-binding term sheet that provides for it to purchase certain assets of the company and to assume the Company’s loans to the company.

$500,000,000

TriplePoint Venture Growth BDC Corp.

Common Stock

Preferred Stock

Subscription Rights

Warrants

Debt Securities

PROSPECTUS

                , 2015

TRIPLEPOINT VENTURE GROWTH BDC CORP.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial statements

The following financial statements of the Registrant are included in this registration statement:

Condensed Consolidated Statements of Assets and Liabilities as of March 31, 2015 (unaudited) and December 31, 2014	F-2
Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2015 (unaudited) and the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014 (unaudited)	F-3

Condensed Consolidated Statements of Changes in Net Assets for the Three Months Ended March  31, 2015 (unaudited) and the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014 (unaudited)

F-4
Condensed Consolidated Statements of Cash Flows for the Three Months Ended March 31, 2015 (unaudited) and the Period from March 5, 2014 (Commencement of Operations) to March 31, 2014 (unaudited)	F-5
Condensed Consolidated Schedules of Investments as of March 31, 2015 (unaudited) and December 31, 2014	F-6
Notes to Condensed Consolidated Financial Statements as of March 31, 2015 (unaudited)	F-8
Report of Independent Registered Public Accounting Firm	F-33
Consolidated Statement of Assets and Liabilities as of December 31, 2014	F-34
Consolidated Statement of Operations for the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014	F-35
Consolidated Statement of Changes in Net Assets for the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014	F-36
Consolidated Statement of Cash Flows for the Period from March 5, 2014 (Commencement of Operations) to December 31, 2014	F-37
Consolidated Schedule of Investments as of December 31, 2014	F-38
Notes to Consolidated Financial Statements as of December 31, 2014	F-44

(2)	Exhibits

(a)	Articles of Amendment and Restatement(1)

(b)	Amended and Restated Bylaws(1)

(c)	Not applicable

(d)(1)	Form of Stock Certificate(1)

(d)(2)	Form of Indenture(9)

(d)(3)	Form T-1 Statement of Eligibility of , as Trustee, with respect to the Form of Indenture(9)

(e)	Dividend Reinvestment Plan(1)

(f)	Not applicable

(g)	Investment Advisory Agreement between the Registrant and TPVG Advisers LLC(2)

(h)	Form of Underwriting Agreement(7)

(i)	Not applicable

(j)	Custody Agreement between the Registrant and U.S. Bank, N.A.(3)

(k)(1)	Administration Agreement between the Registrant and TPVG Administration LLC(2)

(k)(2)	License Agreement between the Registrant and TriplePoint Capital LLC(2)

(k)(3)	Form of Indemnification Agreement between the Registrant and each of its directors and executive officers(1)

(k)(4)	Receivables Financing Agreement between TriplePoint Venture Growth BDC Corp., the lenders party thereto, Deutsche Bank AG, Deutsche Bank Trust Company Americas, the other agent parties thereto and U.S. Bank, National Association(3)

(k)(5)	Pledge Agreement between TriplePoint Venture Growth BDC Corp., TPVG Variable Funding Company LLC and Deutsche Bank AG(3)

(k)(6)	Blocked Account Control Agreement between TPVG Variable Funding Company LLC, Deutsche Bank AG and U.S. Bank, National Association(3)

(k)(7)	Letter Agreement amending the Credit Facility, dated June 5, 2014(4)

(k)(8)	Letter Agreement amending the Credit Facility, dated July 18, 2014(5)

(k)(9)	Letter Agreement amending the Credit Facility, dated August 8, 2014(6)

(k)(10)	Letter Agreement amending the Credit Facility, dated November 18, 2014(8)

(l)	Opinion and Consent of Clifford Chance US LLP, counsel for the Registrant(9)

(m)	Not applicable

(n)(1)	Consent of Deloitte & Touche LLP, relating to consent of independent registered public accounting firm

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Joint Code of Ethics of the Registrant and our Adviser(1)

(1)	Previously filed in connection with the Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.‘s registration statement on Form N-2 (File No. 333-191871) filed on January 22, 2014.
(2)	Previously filed in connection with the Pre-Effective Amendment No. 2 to TriplePoint Venture Growth BDC Corp.‘s registration statement on Form N-2 (File No. 333-191871) filed on February 24, 2014.
(3)	Previously filed in connection with the Pre-Effective Amendment No. 3 to TriplePoint Venture Growth BDC Corp.‘s registration statement on Form N-2 (File No. 333-191871) filed on March 3, 2014.
(4)	Previously filed on Form 8-K (File No. 814-01044) filed on June 10, 2014.
(5)	Previously filed on Form 8-K (File No. 814-01044) filed on July 23, 2014.
(6)	Previously filed on Form 8-K (File No. 814-01044) filed on August 11, 2014.
(7)	To be filed by Amendment in connection with the offering of a particular class or series of securities.
(8)	Previously filed on Form 8-K (File No. 814-01044) filed on November 20, 2014.
(9)	To be filed by Amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” on this registration statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee		$58,100
FINRA filing fee		75,500
NYSE listing fees		*
Printing expenses(1)		*
Accounting fees and expenses(1)		*
Legal fees and expenses(1)		*
Miscellaneous(1)		*

Total	$	*

(1)	These amounts are estimates.
*	To be provided by amendment

Item 28. Persons Controlled by or Under Common Control

The Registrant directly or indirectly owns 100% of the limited liability company interests of TPVG Variable Funding Company LLC, a Delaware limited liability company, and TPVG Investment LLC, a Delaware limited liability company.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock as of March 31, 2015.

Title of Class	Number of Record Holders
Common Stock, $0.01 par value	13

Item 30. Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VIII of the Registrant’s charter and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Registrant’s charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, and the Registrant’s bylaws require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer and any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee who, in either case, is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in any such capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of such service and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Registrant may not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Additionally, the Registrant has entered into indemnification agreements with the directors and executive officers that provide for indemnification and advance of expenses to the maximum extent permitted under Maryland law and the 1940 Act.

Our Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its professionals and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and any person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement, each an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each managing director, director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the sections entitled “Management.” Additional information regarding our Adviser and its officers and directors will be set forth in its Form ADV to be filed with the SEC.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)        the Registrant: TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025;

(2)        the Custodian: U.S. Bank, N.A., 190 S. LaSalle Street, 10th Floor, Chicago, IL 60603;

(3)        the Transfer and Dividend Paying Agent and Registrar: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;

(4)        the Registrant’s Adviser: TPVG Advisers LLC, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025; and

(5)        the Registrant’s Administrator: TPVG Administrator LLC, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	The Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10.0% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein

(2)	Not applicable.

(3)

The Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. The Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

(4)	The Registrant hereby undertakes:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)	That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(ii)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(f)	To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of the Registrant is trading below its net asset value and either (i) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) the Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

(5)	The Registrant undertakes that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of Menlo Park, in the State of California, on the 12th day of June, 2015.

TRIPLEPOINT VENTURE GROWTH BDC CORP.

By:	/s/ James P. Labe
Name: James P. Labe
Title: Chief Executive Officer and Chairman of the Board

Each person whose signature appears below hereby constitutes and appoints James P. Labe and Sajal K. Srivastava and each of them, as such person’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and any additional related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (including post-effective amendments to the registration statement and any such related registration statements), and to file the same, with all exhibits thereto, and any other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-infact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, in the capacities indicated, on this 12th day of June, 2015. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

	Signatures	Title	Date

By:	/s/ James P. Labe	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	June 12, 2015
James P. Labe

By:	/s/ Sajal K. Srivastava	Chief Investment Officer, President and Director	June 12, 2015
Sajal K. Srivastava

By:	/s/ Harold Zagunis	Chief Financial Officer (Principal Financial and Accounting Officer)	June 12, 2015
Harold Zagunis

By:	/s/ Gilbert E. Ahye	Director	June 12, 2015
Gilbert E. Ahye

By:	/s/ Steven P. Bird	Director	June 12, 2015
Steven P. Bird

By:	/s/ Stephen A. Cassani	Director	June 12, 2015
Stephen A. Cassani